UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12
Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Who We Are

#1
Publicly traded P&C insurer

$41B
of gross premiums written[1]

36%
Consumer

64%
Commercial

Net premiums written[1]

38%
International

62%
U.S.

Gross premiums written[1]

31,000
Approximate number of employees worldwide

54
Number of countries and territories where Chubb has operations

600
Approximate number of offices worldwide

94%
of Global Fortune 1000 companies insured by Chubb

$191B
in assets[2]

Financial Strength[3]

A++
AM Best

AA
Standard & Poor's

Deep underwriting culture

Investing
$1B
annually to become a digitally integrated company

Industry-leading claims and risk engineering services

[1] FY 2020
[2] December 31, 2020
[3] Financial strength ratings of core operating companies

Notice of Chubb Limited 2021 Annual General Meeting of Shareholders

Date and Time May 20, 2021, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 26, 2021, except as provided in “Who is entitled to vote?” in this proxy statement	Proxy Mailing Date On or about April 7, 2021
Agenda

1
Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2020

2
Allocation of disposable profit and distribution of a dividend from reserves

2.1
Allocation of disposable profit

2.2
Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

3
Discharge of the Board of Directors

4
Election of Auditors

4.1
Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

4.2
Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

4.3
Election of BDO AG (Zurich) as special audit firm

5
Election of the Board of Directors

6
Election of the Chairman of the Board of Directors

7
Election of the Compensation Committee of the Board of Directors

8
Election of Homburger AG as independent proxy

9
Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated

10
Reduction of share capital

11
Approval of the maximum compensation of the Board of Directors and Executive Management

11.1
Compensation of the Board of Directors until the next annual general meeting

11.2
Compensation of Executive Management for the next calendar year

12
Advisory vote to approve executive compensation under U.S. securities law requirements

13
Shareholder proposal regarding a report on law enforcement liability insurance

Notice of Internet availability of proxy materials: Shareholders of record are being mailed, on or around April 7, 2021, a Notice of Internet Availability of Proxy Materials providing instructions on how to access the proxy materials and our Annual Report on the Internet, and if they prefer, how to request paper copies of these materials.
Due to the coronavirus (COVID-19) pandemic and in accordance with COVID-19 regulations issued by the Swiss government, in-person attendance at the Annual General Meeting by shareholders is not permitted, and shareholders may only exercise their voting rights by providing proxy voting instructions in advance of the Annual General Meeting. See “Information About the Annual General Meeting and Voting” in this proxy statement for further information, including how to vote your shares.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
April    , 2021
Zurich, Switzerland

Your vote is important. Please vote as promptly as possible by following the instructions on your Notice of Internet Availability of Proxy Materials.
Chubb encourages shareholders to voluntarily elect to receive all proxy materials (including the notice of availability of such materials) electronically, which gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you are a shareholder of record, visit www.envisionreports.com/CB for instructions. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker or other nominee.
See the inside back cover of this proxy statement for additional information.

Table of
Contents
Proxy Summary	2
Agenda Item 1: Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited For the Year Ended December 31, 2020	13
Agenda Item 2: Allocation of Disposable Profit and Distribution of a Dividend out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)	14
Agenda Item 3: Discharge of the Board of Directors	17
Agenda Item 4: Election of Auditors	18
Agenda Item 5: Election of the Board of Directors	21
Agenda Item 6: Election of the Chairman of the Board of Directors	29
Agenda Item 7: Election of the Compensation Committee of the Board of Directors	31
Agenda Item 8: Election of Homburger AG as Independent Proxy	32
Agenda Item 9: Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated	33
Agenda Item 10: Reduction of Share Capital	41
Agenda Item 11: Approval of the Maximum Compensation of the Board of Directors and Executive Management	43
Agenda Item 12: Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements	49
Agenda Item 13: Shareholder Proposal Regarding a Report on Law Enforcement Liability Insurance	51

Proxy Summary

This summary highlights information discussed in more detail elsewhere in this proxy statement. We hope that the information we have provided in these summary pages assists you to better understand and evaluate our corporate governance and executive compensation program. Notably, as in past years, we will have two distinct votes on executive compensation: a Swiss say-on-pay vote and a U.S. Securities and Exchange Commission (SEC) say-on-pay vote.
Shareholders should read the entire proxy statement and our 2020 Annual Report on Form 10-K before voting.
References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs. References to “we”, “us”, “our”, “Chubb” or the “Company” are to Chubb Limited.
Forward-looking statements made in this proxy statement, such as those related to Company performance and our expectations and intentions and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, factors identified in our other filings with the SEC.
Our discussion in this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP), known as non-GAAP financial measures. These non-GAAP financial measures are core operating income, core operating return on equity, P&C combined ratio and tangible book value per share. Core operating income is net of tax, whether or not explicitly noted. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures” on page 131 of this proxy statement.
References to our website in this proxy statement are for informational purposes only, and the information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
2	Chubb Limited 2021 Proxy Statement

Proxy Summary
2021 Annual General Meeting

Date and Time May 20, 2021, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 26, 2021, except as provided in “Who is entitled to vote?” in this proxy statement	Mailing Date On or about April 7, 2021
Meeting Agenda and Board Voting Recommendations
Meeting Agenda	Board Vote Recommendation	Page Reference
1 Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2020	For	13
2 Allocation of disposable profit and distribution of a dividend from reserves
2.1 Allocation of disposable profit	For	14
2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)	For	15
3 Discharge of the Board of Directors	For	17
4 Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor	For	18
4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting	For	18
4.3 Election of BDO AG (Zurich) as special audit firm	For	20
5 Election of the Board of Directors	For each nominee	21
6 Election of the Chairman of the Board of Directors	For	29
7 Election of the Compensation Committee of the Board of Directors	For each nominee	31
8 Election of Homburger AG as independent proxy	For	32
9 Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated	For	33
10 Reduction of share capital	For	41
11 Approval of the maximum compensation of the Board of Directors and Executive Management
11.1 Compensation of the Board of Directors until the next annual general meeting	For	43
11.2 Compensation of Executive Management for the next calendar year	For	45
12 Advisory vote to approve executive compensation under U.S. securities law requirements	For	49
13 Shareholder proposal regarding a report on law enforcement liability insurance	Against	51
Chubb Limited 2021 Proxy Statement	3

Proxy Summary
Director Nominee Information

Our director nominee slate is comprised of 12 current members of our Board of Directors and one new nominee. Each of our director nominees stands for election to a one-year term annually. See Agenda Item 5 for additional information on our director nominees.
				Current Chartered Committee Membership
Nominee	Age	Director Since	Principal Occupation	Executive	Nominating & Governance	Audit	Compensation	Risk & Finance
Evan G. Greenberg	66	2002	Chairman and Chief Executive Officer, Chubb Limited	Chair
Michael P. Connors Lead Director	65	2011	Chairman and Chief Executive Officer, Information Services Group, Inc.	●	●		Chair
Michael G. Atieh	67	1991	Retired Chief Financial and Business Officer, Ophthotech Corporation					●
Sheila P. Burke	70	2016	Faculty Research Fellow, John F. Kennedy School of Government, Harvard University					●
Mary Cirillo	73	2006	Retired Executive Vice President and Managing Director, Deutsche Bank	●	Chair		●
Robert J. Hugin	66	2020	Former Chairman and Chief Executive Officer, Celgene Corporation			●
Robert W. Scully	71	2014	Retired Co-President, Morgan Stanley	●		Chair
Eugene B. Shanks, Jr.	74	2011	Retired President, Bankers Trust Company					●
Theodore E. Shasta	70	2010	Retired Partner, Wellington Management Company			●
David H. Sidwell	68	2014	Retired Chief Financial Officer, Morgan Stanley			●
Olivier Steimer	65	2008	Former Chairman, Banque Cantonale Vaudoise	●				Chair
Luis Téllez	62	New Nominee	Former Chairman and Chief Executive Officer, Mexican Stock Exchange
Frances F. Townsend	59	2020	Executive Vice President for Corporate Affairs, Activision Blizzard				●	●
Governance Highlights

•
Majority-vote requirement for directors. The Board may not appoint directors to fill vacancies

•
Board of Directors independence

–
93% independent

–
Independent Lead Director with significant power and responsibility

–
All independent directors on Audit, Compensation, Nominating & Governance and Risk & Finance Committees

•
Tenure diversity — 50% of current directors have served for 7 years or less, and one new nominee is proposed for election

•
Shareholder ability to call a special meeting

•
Annual shareholder elections of Chairman and Compensation Committee

•
Commitment to productive and collaborative shareholder outreach

•
Significant shareholder approval power over director and executive compensation matters through Swiss incorporation, corporate governance and executive compensation rules, including separate votes on aggregate director and Executive Management compensation that are in addition to the SEC say-on-pay vote

•
Dedication to responsible Citizenship through philanthropic, environmental and social initiatives, with Board and senior management oversight

•
Robust Board and committee oversight of risk and enterprise risk management framework

•
Board-adopted Code of Conduct applicable to all directors, officers and employees, which sets basic principles to guide their day-to-day activities

4	Chubb Limited 2021 Proxy Statement

Proxy Summary
Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 4 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Tangible book value per share growth

–
P&C combined ratio

–
Core operating return on equity

–
Core operating income

•
TSR modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid
CEO total pay
•
$20.6 million, down 4.6% vs. 2019

•
Down 15% for annual cash incentive

Other NEO total pay
•
Down 3.9% on average vs. 2019

•
Down 9.4% for annual cash incentive on average

Compensation Profile

Approximately 93% of our CEO’s and 85% of our other named executive officers’ (NEOs) total direct compensation is variable or “at-risk.” Additionally, beginning with the February 2021 long-term incentive equity award grant, the Compensation Committee eliminated time-based restricted stock awards and moved to 100% performance-based vesting for the Chief Executive Officer (CEO), Chief Operating Officer (COO) and President for North America Insurance. Each executive’s equity award mix is now comprised entirely of performance shares and stock options. The percentage mix of performance shares was also increased to 75% for the other NEOs. The compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the charts below. Further detail is provided in “2020 NEO Total Direct Compensation and Performance Summary” beginning on page 101.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

Chubb Limited 2021 Proxy Statement	5

Proxy Summary
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2020:
6	Chubb Limited 2021 Proxy Statement

Proxy Summary
Pay-for-Performance Framework

Each NEO has an annual cash incentive and long-term incentive opportunity denominated as a multiple of base salary.
	Annual Cash Incentive	Long-Term/Equity Incentive
CEO	0–5X base salary	0–10X base salary
Other NEOs	0–3X base salary	0–5X base salary
The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (Compensation Benchmarking Peer Group).
Financial Performance Peer Group	Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
The Travelers Companies, Inc.

•
Zurich Financial Services Group

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “For” our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Strong financial performance reflecting excellent underlying fundamentals and premium growth but also the impact of COVID-19 and other catastrophe losses affecting the global P&C insurance industry, including:

•
Consolidated net premiums written of $33.8 billion, up 4.8%, including commercial P&C growth of 8.9%

•
Net income of $3.5 billion ($7.79 per share), down from $4.5 billion ($9.71 per share) in 2019. Core operating income was $3.3 billion ($7.31 per share), down from $4.6 billion ($10.11 per share) in 2019

•
2020 after-tax catastrophe losses of $2.8 billion ($6.12 per share impact), compared to $966 million for 2019 ($2.11 per share impact).

2020 included COVID-19 catastrophe losses of $1.2 billion, which represents the Company’s best estimate of ultimate insurance losses resulting directly from the pandemic and consequent economic crises
•
P&C combined ratio of 96.1% in 2020 compared to 90.6% in 2019. For informational purposes, the current accident year P&C combined ratio excluding catastrophe losses was 86.7% in 2020 compared to 89.2% in 2019

•
Book and tangible book value per share up 7.7% and 12.2%, respectively, for the year

•
Return on equity (ROE) was 6.2% in 2020 compared to 8.4% in 2019; core operating ROE was 6.2% in 2020 and 9.0% in 2019

•
One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 1.4% and 4.1%, respectively; cumulative three-year TSR was 12.7%

Chubb Limited 2021 Proxy Statement	7

Proxy Summary
Successfully executed on significant strategic and operational goals and initiatives, including:
•
Continued to capitalize on market conditions in commercial P&C by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Demonstrated prudent risk management by developing a comprehensive framework to dimension our COVID-19 exposures with a “reserve to ultimate approach” and cautiously reacting to frequency-related reduction in losses due to COVID-related economic shutdowns

•
Advanced long-term China strategy with an increased stake in Huatai Insurance Group, a Chinese insurance company with more than 600 branches and 17 million customers
•
Focused on digital transformation through modernizing foundational technology capability, digital capabilities, analytics and data management, and talent skills

•
Executed management changes and additions, leveraging existing capabilities and enhancing leadership pipeline

•
Advanced diversity, equity and inclusion, by articulating a vision for Chubb to become an anti-racist company and creating specific plans focused on racial equity in recruitment, career development and advancement opportunities to improve workforce diversity (see “Citizenship at Chubb” on page 60 for details)
•
Improved gender balance and racial diversity at the officer level and in talent acquisition

•
Appointed a dedicated executive to focus on climate change and sustainability to drive climate-related initiatives

•
Proactively demonstrated position as an industry leader in crafting a forward-looking proposal for a public-private partnership to address future pandemics, which has been received favorably by members of Congress and representatives of other governments

Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures starting in 2004 when Evan Greenberg became CEO of the Company.

Core Operating Income

2004-2020 Core Operating Income against Financial Performance Peer Group average (indexed to Chubb 2004 core operating income)*

$6B
$3B
$0B
$-3B
$-6B
2004
2008
2012
2016
2020

* Chubb core operating income grew from $1 billion in 2004 to $3.3 billion in 2020 (231%). Average peer generated only $856 million of core operating income in 2020 for every $1 billion of core operating income in 2004 (-14.4%). Zurich Financial Services Group is presented with net income because it does not use core operating income as a financial measure.

P&C Combined Ratio

2004-2020 P&C Combined Ratio against Financial Performance Peer Group average

105%
100%
95%
90%
85%
2004
2008
2012
2016
2020

Total Shareholder Return

2004-2020 TSR against Financial Performance Peer Group average*

$250
$200
$150
$100
$50
$0
2004
2008
2012
2016
2020

* An investment in one Chubb share on January 1, 2004 ($41.15) was worth $222.35 at December 31, 2020 (including dividend reinvestment), versus $115.53 for the same amount invested in the average share of our peers.

Core Operating ROE

2004-2020 Core Operating ROE against Financial Performance Peer Group average

20%
10%
0%
-10%
-20%
2004
2008
2012
2016
2020

Chubb   Peer Average

Source: SNL and company disclosures
8	Chubb Limited 2021 Proxy Statement

Proxy Summary
Book Value per Share & Tangible Book Value per Share

2020 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across four key metrics as well as TSR. On average across the key metrics described below, our performance relative to the Financial Performance Peer Group was slightly below median. Despite the impacts of COVID-19 and an unusually active year for natural catastrophes, overall 2020 financial results were strong with underlying revenue growth exceeding plan and P&C combined ratio performance remaining comfortably above the median of our peer group. The Compensation Committee considered that key metrics were impacted in the short term by management’s prudent COVID-19-related reserve decisions (further described in “2020 Compensation Decisions” below), which will benefit the Company in the longer term, and recognized the strong TSR results relative to our peer group.
Tangible book value per share growth	12.2%	Tangible book value per share performance substantially exceeded plan and was just below the median of our peer group.
P&C combined ratio	96.1%
P&C combined ratio performance was below plan and prior year due to the impact of COVID-19 and other catastrophe losses and reserve adjustments, but performance was still above the median of our peers. Current accident year P&C combined ratio excluding catastrophe losses was 86.7%, improving upon both plan and prior year.

Core operating return on equity	6.2%	Core operating ROE was below plan, prior year and peer group median due to the impact of COVID-19 and other catastrophe losses.
Core operating income	$3.3B
Core operating income was below plan, prior year and peer group median due to COVID-19 and other catastrophe losses and the impact of COVID-19 reserving in the second quarter of 2020, which represents the Company’s best estimate of ultimate insurance losses resulting directly from the pandemic and consequent economic crises.

Total shareholder return	1.4% 1-year 4.1% 3-year	Our strong 1-year and 3-year annualized TSR were each top quartile compared to peers. Our cumulative 3-year TSR was 12.7%.
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives, furthering our digital and technological capabilities, enhancing organizational effectiveness and fulfilling our commitment to responsible Citizenship. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 7 for additional information on these achievements.
Chubb Limited 2021 Proxy Statement	9

Proxy Summary
2020 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2020 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress on operational and strategic objectives and shareholder value creation.
In these unprecedented times, the Compensation Committee also considered the leadership decisions taken in the face of the health, economic, political and social impact of the COVID-19 pandemic, including actions taken to protect the health and wellbeing of employees, to ensure business continuity and to strengthen reserves due to COVID-19 and the uncertainty in the global environment. The Committee noted that leadership:
•
Quickly reacted and shifted the Company to a work-from-home environment, adopting management and communication protocols to ensure in real-time that all parts of the organization were continuing to deliver superior customer service and were kept informed and engaged;

•
Provided job security to employees worldwide, including announcing a no-layoff pledge and no reduction of salary or benefits during the acute phase of the crisis, as well as providing supplemental resources to support employees’ emotional and mental health and wellbeing;

•
Exercised prudent judgment in rapidly dimensioning our COVID-19 exposures and adjusting reserves to ultimate loss projections, along with limited recognition of the reduction in frequency losses because of the COVID economic slowdown (the Compensation Committee believes that while these decisions impacted financial results in the short-term, they will benefit the Company over the longer-term); and

•
Played a visible leadership role, particularly the CEO, in defending the insurance industry’s position on business interruption coverage and in crafting a public-private partnership to address future pandemics.

When determining 2020 variable pay for the CEO and other NEOs, including both cash bonuses and long-term incentive equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove strong premium revenue growth, underwriting margin improvement and solid earnings for 2020. The Committee also considered the impacts of COVID-19 and other catastrophe losses on financial results and the prudent, but sizable, COVID-19 reserve adjustment taken in the second quarter of 2020. Yet, importantly, the Committee did not make any adjustments to the measurement of financial performance goals or other performance criteria under the Company’s variable cash or equity compensation programs due to COVID-19.
On balance, the Compensation Committee determined to reduce the CEO’s annual cash bonus by 15% from the prior year to $5.7 million, reflecting the Company’s financial results for 2020. The Committee also decided to keep the CEO’s long-term incentive equity award at the same level as the prior year, reflecting his strong leadership and strategic decisions that the Committee believes position the Company well for the future. The Committee also determined not to increase the CEO’s base salary, which has remained flat since 2015. For the other NEOs, the Committee determined to reduce annual cash bonuses by an average of 9.4%, and to keep the long-term equity incentive award flat or down from last year.
The Compensation Committee believes that 2020 compensation decisions for the CEO and other NEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance, and thus is aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2020 NEO Total Direct Compensation and Performance Summary” beginning on page 101.
The Compensation Committee’s and Board’s compensation decisions for 2020 reflect the Company’s philosophy to closely link compensation to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated not only in this year’s strong performance in an unprecedented year that saw Chubb maintain its position as an industry leader, but also in consistent strong financial results and operational excellence as well as long-term stock price performance. Over the past 17 years, under Evan Greenberg’s leadership, the Company has had outstanding growth in tangible book value per share, an industry-leading combined ratio and strong TSR as measured against its peers.

10	Chubb Limited 2021 Proxy Statement

Proxy Summary
2020 Summary Compensation Table Information

The table below sets forth 2020 compensation for our NEOs as calculated in accordance with applicable SEC regulations. Additional detail, including the full Summary Compensation Table which includes 2019 and 2018 data and explanatory footnotes, can be found in the Executive Compensation section of this proxy statement.
Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Evan G. Greenberg Chairman and Chief Executive Officer	$1,400,000	$5,700,000	$10,125,070	$1,917,286	—	$1,185,811	$20,328,167
Philip V. Bancroft Chief Financial Officer	$865,000	$1,342,400	$1,811,377	$342,996	—	$650,342	$5,012,115
John W. Keogh President and Chief Operating Officer	$1,032,692	$2,460,400	$3,900,158	$738,503	—	$496,027	$8,627,780
Paul J. Krump Vice Chairman, Global Underwriting and Claims	$895,385	$1,567,500	$2,137,566	$404,760	$1,034,364	$399,314	$6,438,889
John J. Lupica Vice Chairman; President, North America Insurance	$895,385	$2,219,700	$2,647,640	$501,340	—	$458,315	$6,722,380
Executive Compensation, Good Governance and Risk Management

Our executive compensation program and practices are consistent with our strong culture of good corporate governance and effective enterprise risk management. Our compensation practices take into account risk management and, through significant “at-risk” pay and other means, broadly align total compensation with the medium- and long-term financial results of the Company.
The key objectives of our executive compensation program are to:
•
Emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance.

•
Assure that executives do not take imprudent risks to achieve compensation goals.

•
Provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.

Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, ensure that these key objectives are fulfilled.
Our corporate governance helps us mitigate and manage risks we face as an organization by providing a framework that guides how management runs the business and how our Board provides oversight. This is especially pertinent as it applies to our executive compensation program, and our Compensation Committee has taken steps to ensure that our program aligns with our corporate values and culture by adopting policies that discourage excessive risk-taking, ensure a stake in long-term Company performance and hold executives accountable for individual and Company performance.
Chubb Limited 2021 Proxy Statement	11

Proxy Summary
What We Do	What We Don’t Do

•
Substantial equity component to align pay with performance

•
Performance share awards subject to 3-year cliff vesting and two operating metrics (tangible book value per share growth and P&C combined ratio) that drive long-term shareholder value

•
Significant amount of at-risk pay (93% for CEO, 85% for other NEOs)

•
Significant mandatory share ownership requirements (CEO 7X base salary; other NEOs 4X base salary)

•
Independent compensation consultants at every Compensation Committee meeting

•
Double trigger change in control payout

•
Detailed individual performance criteria

•
Clawback of all incentive compensation (cash bonus and equity, vested and unvested) in certain circumstances

•
Peer groups reevaluated annually

•
Employment agreements with non-competition and non-solicitation terms for Executive Management

•
Compensation Committee considers shareholder feedback in evaluating compensation program and disclosure

•
No hedging of Chubb securities

•
No repricing or exchange of underwater stock options

•
No options backdating

•
No special tax gross ups

•
No new pledging of Chubb shares owned by executive officers or directors

•
No excessive perquisites for executives

•
No multi-year guaranteed bonuses

•
No disproportionate supplemental pensions

•
No annual pro-rata vesting of performance share awards or second chance “look back” vesting

In developing and maintaining a compensation program that appropriately rewards pay for performance and drives shareholder value, our Compensation Committee periodically:
•
Reviews the components of total compensation and the appropriate level of compensation that should be variable or “at-risk” (for additional information on the components of total compensation, see “Compensation Profile” on page 5).

•
Analyzes our long-term equity awards so that vesting periods and terms are aligned with long-term shareholder interests.

•
Re-evaluates the composition of our Compensation Benchmarking and Financial Performance Peer Groups.

Our Compensation Committee works closely with our independent compensation consultants to analyze market data, review peer groups, evaluate trends in best practices and assist the Compensation Committee in determining the appropriate amount and forms of compensation paid to our executives.
The Compensation Committee may make changes to our compensation program based on its independent judgment, including upon the consideration of best practices and shareholder feedback.
12	Chubb Limited 2021 Proxy Statement

Agenda Item 1
Approval of the Management Report, Standalone Financial
Statements and Consolidated Financial Statements of Chubb Limited
for the year ended December 31, 2020
Agenda Item

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2020.
Explanation

Under Swiss law, our management report, standalone financial statements and consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.
These items are all included in the Chubb Limited Annual Report for the fiscal year ended December 31, 2020 (the Annual Report), which is part of the proxy materials we provide. Specifically, the Annual Report contains:
•
the standalone Swiss statutory financial statements of Chubb Limited (which do not consolidate the results of operations for Chubb Limited’s subsidiaries);

•
the standalone Swiss statutory compensation report of Chubb Limited (the Swiss Compensation Report);

•
Chubb Limited’s consolidated financial statements for the year ended December 31, 2020;

•
the reports of our statutory auditor and independent registered public accounting firm; and

•
information on the Company’s business, organization and strategy (which forms the management report as defined under Swiss law).

Copies of our 2020 Annual Report and this proxy statement will be available to all shareholders entitled to vote at the May 20, 2021 annual general meeting of shareholders (the Annual General Meeting), on the Internet at http://www.edocumentview.com/CB on or about April 7, 2021.
The Company’s statutory auditor, PricewaterhouseCoopers AG, Zurich, Switzerland, has issued an unqualified recommendation to the Annual General Meeting that Chubb Limited’s statutory financial statements be approved.
PricewaterhouseCoopers AG has expressed its opinion that the financial statements for the year ended December 31, 2020 comply with Swiss law and the Company’s Articles of Association. They also confirmed that the proposed appropriation of available earnings complies with Swiss law and the Company’s Articles of Association, and has reported on other legal requirements.
PricewaterhouseCoopers AG has also issued an unqualified recommendation that the Company’s consolidated financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Chubb Limited as of December 31, 2020, and the results of operations and the cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law, and has reported on other legal requirements.
Representatives of PricewaterhouseCoopers AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
What Happens If Shareholders Do Not Approve This Proposal?

If shareholders do not approve this proposal, then shareholders would be precluded from approving the allocation of disposable profit and distribution of a dividend as set out in Agenda Items 2.1 and 2.2.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2021 Proxy Statement	13

Agenda Item 2
Allocation of Disposable Profit and Distribution of a Dividend out of
Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)
2.1 Allocation of disposable profit

Agenda Item

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone financial statements) be carried forward.
The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2020:
(in millions of Swiss francs)
Balance brought forward	8,486
Profit for the year	2,421
Cancellation of treasury shares	(280)
Attribution to reserve for treasury shares	301
Balance carried forward	10,928
Explanation

Under Swiss law, the allocation of the Company’s profit or loss must be submitted to shareholders for approval or disapproval at each annual general meeting.
Our Board of Directors continues to believe that it is in the best interests of the Company and its shareholders to retain our earnings for future investment in the growth of our business, for share repurchases, for the possible acquisition of other companies or lines of business, and for dividends out of legal reserves as described in this proxy statement.
Accordingly, the Board is proposing that all retained earnings at the disposal of the Annual General Meeting be carried forward. The Board is also proposing a dividend to shareholders under Agenda Item 2.2.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

14	Chubb Limited 2021 Proxy Statement

Agenda Item 2
2.2. Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Explanation

Our Board of Directors is requesting shareholder approval for an annual dividend of up to USD $3.20 per share, to be paid in installments as determined by the Board of Directors from a separate dividend reserve account. The separate dividend account would be in CHF in accordance with our Swiss statutory financial statements and Swiss law and is the same method approved at our annual general meeting last year. This reserve account would be larger, based on current exchange rates, than the maximum dividend amount we intend to pay out, in order to permit payment of the entire USD $3.20 per share even in the event of dramatic and material currency fluctuations. Amounts remaining in the dividend reserve account following dividend payments would be returned to the capital contributions reserve as of the date of the 2022 annual general meeting.
Dividend Reserve

Under this proposed process for a dividend, shareholders fix an aggregate CHF amount to be allocated from our capital contributions reserves to a special reserve account, where the amount will be available for the payment of dividends.
Our Board of Directors has proposed that the maximum amount legally available to pay an annual dividend be CHF 2.2 billion. The maximum amount proposed to be legally available is modestly higher than the CHF 2.15 billion requested and approved at last year’s annual general meeting in order to reflect an annual dividend increase of USD $0.08 per Chubb Limited Common Share, par value CHF 24.15 per share (a Common Share).
If approved by shareholders, the maximum amount legally available to pay a dividend will be released from the capital contributions reserves account, a sub-account of legal reserves, and be segregated to a dividend reserve account. We refer to this amount in the dividend reserve account as the Dividend Reserve. While dividend payments would reduce the Dividend Reserve on our Swiss balance sheet, the payments are not required to be sourced from CHF-denominated assets; in fact, we typically source dividend payments from assets already denominated in USD or equivalent, thereby avoiding currency exchange expense.
Annual Dividend and Board Discretion

Following shareholder approval, the Board of Directors is authorized to use the Dividend Reserve to distribute a dividend to shareholders in installments up to a maximum of USD $3.20 per share (the Annual Dividend). The Board will determine the record and payment dates at which the Annual Dividend may be paid (or, if circumstances warrant, refrain from paying it) in one or more installments, until the date of the 2022 annual general meeting.
The Board currently expects to pay the full USD $3.20 per share of the Annual Dividend in four equal quarterly installments of USD $0.80 each.
The total amount of dividends paid is limited to the amount of the Dividend Reserve expressed in Swiss Francs, which is required under Swiss law. The amount of the Dividend Reserve as proposed is high enough to permit payment of the full USD $3.20 per share Annual Dividend even if there are dramatic and material currency fluctuations between the Swiss Franc and the U.S. dollar or the Company issues new shares. Should, however, these fluctuations or new share issuances result in payouts of the Annual Dividend that exceed the Dividend Reserve, the Annual Dividend’s installments would have to be capped accordingly. In the unlikely event that the Annual Dividend must be cut back in this way, our Board would propose payment of the unpaid amount in the dividend proposal at the next annual general meeting or call an extraordinary general meeting for that purpose.
Agenda Item

Our Board of Directors proposes:
(a)
that an aggregate amount equal to CHF 2,200,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)
to distribute a dividend to the shareholders up to an aggregate amount totaling USD $3.20 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2022 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.

Chubb Limited 2021 Proxy Statement	15

Agenda Item 2
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

16	Chubb Limited 2021 Proxy Statement

Agenda Item 3
Discharge of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended
December 31, 2020.
Explanation

As is customary for Swiss corporations and in accordance with Article 698, para. 2, no. 5 of the Swiss Code of Obligations as well as Article 9, no. 4 of our Articles of Association, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended December 31, 2020. This discharge is not for liability relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the Annual General Meeting.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes, blank or invalid ballots or the votes of any member of or nominee to the Company’s Board of Directors, any executive officer of the Company or any votes represented by the Company, is required to approve this agenda item.
Chubb Limited 2021 Proxy Statement	17

Agenda Item 4
Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

Agenda Item

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2021.
Explanation

Our shareholders must elect an audit firm supervised by the Swiss Federal Audit Oversight Authority as statutory auditor. The statutory auditor’s main task is to audit the standalone statutory financial statements and consolidated financial statements of Chubb Limited. Our Board of Directors has recommended that PricewaterhouseCoopers AG, Birchstrasse 160, CH-8050 Zurich, Switzerland (PwC AG), be elected as our statutory auditor for our consolidated financial statements and standalone statutory financial statements.
Representatives of PwC AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see the explanation of Agenda Item 4.2. Please see the Audit Committee Report included in this proxy statement for additional information about our auditors.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

Agenda Item

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
Explanation

Our Board of Directors and the Audit Committee recommend that our shareholders ratify the appointment of PricewaterhouseCoopers LLP, Two Commerce Square, Suite
1800, 2001 Market Street, Philadelphia, Pennsylvania, 19103, United States (PwC LLP), an affiliate of PwC AG, as our independent registered public accounting firm for purposes of U.S. securities law reporting. The Audit Committee recommends the appointment of our independent registered public accounting firm to the Board for ratification by our shareholders annually.
Our Audit Committee evaluates the qualification, performance and independence of our independent registered public accounting firm and periodically considers auditor rotation. In determining whether to reappoint the Company’s independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including the length of time the firm has been engaged, the

18	Chubb Limited 2021 Proxy Statement

Agenda Item 4
quality of the Audit Committee’s ongoing discussions with the firm, the firm’s global capabilities and depth of understanding of our businesses, and an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team. The Audit Committee also evaluates the appropriateness of fees for audit and non-audit services, and reviews and approves both the audit scope and estimated fees for professional services for the coming year as well as the related pre-approval policy described on this page. Additionally, the Audit Committee reviews and approves the integrated annual joint audit plan prepared by PwC LLP and the Company’s internal auditor.
PwC LLP (or its predecessor Coopers & Lybrand LLP) has had a working association with the Company, and has had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries, since 1985. Representatives of PwC LLP are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by PwC AG, PwC LLP and their affiliates, which we collectively refer to as PwC, for the audit of our annual consolidated financial statements for 2020 and 2019 and fees for other services rendered by PwC for such periods:
	2020	2019
Audit fees1	$25,048,000	$26,163,000
Audit-related fees2	872,000	382,000
Tax fees3	2,269,000	1,856,000
All other fees4	257,000	333,000
Total	$28,446,000	$28,734,000
The fees in the table above include “out-of-pocket” expenses incurred by PwC and billed to the Company in connection with these services of $260,000 for 2020 and $1,230,000 for 2019.
1
Audit fees for the years ended December 31, 2020 and 2019 were for professional services rendered in connection with: the integrated audits of our consolidated financial statements and internal controls over financial reporting, the statutory and U.S. GAAP audits of various subsidiaries, and comfort letters and consents issued in connection with registration statements which we filed with the SEC.

2
Audit-related fees for the years ended December 31, 2020 and 2019 were for financial, accounting, or regulatory reporting matters ($499,000 for 2020 and Nil for 2019), internal control reviews ($371,000 for 2020 and $382,000 for 2019), and proxy disclosure agreed-upon procedures ($2,000 for 2020 and Nil for 2019).

3
Tax fees for the years ended December 31, 2020 and 2019 were for professional services rendered in connection with expatriate tax services ($1,033,000 for 2020 and $1,002,000 for 2019), tax compliance ($754,000 for 2020 and $453,000 for 2019), and tax planning ($482,000 for 2020 and $401,000 for 2019).

4
All other fees for the years ended December 31, 2020 and 2019 were for professional services and expenses rendered in connection with software licensure fees ($20,000 for 2020 and Nil for 2019), an employee engagement survey (Nil for 2020 and $235,000 for 2019), industry market research and survey services (Nil for 2020 and $4,000 for 2019), and various compliance and other projects ($237,000 for 2020 and $94,000 for 2019).

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee has adopted the following policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence.
Before engaging independent auditors for the next year’s audit, management will submit a list of services and related fees expected to be incurred during that year to the Audit Committee for approval. The Audit Committee will pre-approve and ratify the budgeted amount of fees within each of the categories and require management and the auditor to report actual fees versus the budget periodically throughout the year by category of service.
Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit fees in excess of the budgeted amount and any excess related to non-audit fees over the budgeted amount. If the Audit Committee Chair pre-approves such amounts, it is reported to and considered for ratification by the entire Audit Committee at its next meeting. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee approved all of the 2020 fees described above pursuant to its pre-approval policies and procedures.
The Audit Committee also reviewed, at its November 2020 meeting, the audit services and non-audit services budgeted fees for 2021. The Audit Committee also reviewed all non-audit services provided in 2020 and concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its audit functions.
Please see the Audit Committee Report included in this proxy statement for additional information about our Audit Committee and PwC.

Chubb Limited 2021 Proxy Statement	19

Agenda Item 4
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
4.3 Election of BDO AG (Zurich) as special audit firm

Agenda Item

Our Board of Directors is asking shareholders to elect BDO AG, Schiffbaustrasse 2, CH-8005 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.
Explanation

Under Swiss law, special reports by an audit firm supervised by the Swiss Federal Audit Oversight Authority are required in connection with certain corporate transactions, including certain types of increases in share capital. We have been informed that, because of the auditor independence requirements under U.S. federal securities laws, PwC AG cannot act as our special audit firm with respect to certain types of capital increases.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

20	Chubb Limited 2021 Proxy Statement

Agenda Item 5
Election of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, our shareholders elect all of our directors annually. Our Board may not appoint directors to fill vacancies.
Our Articles of Association state that the Board of Directors must consist of three to 20 members, the exact number to be determined by shareholders.
For more information about our Board of Directors, please see the “Corporate Governance” section of this proxy statement.
Our Director Nominating Process	Board Composition Criteria
The Nominating & Governance Committee regularly reviews the current composition of the Board, including diversity, tenure, skills and qualifications. Based on their assessment, the Committee recommends director nominees to the Board.
Directors must demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Directors should also be able and prepared to provide wise and thoughtful counsel to management on strategy and the full range of potential issues facing the Company. They should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.
Our Nominating & Governance Committee considers a variety of skills, qualifications and experiences in evaluating collective Board composition and assessing individual directors and director nominees, some of which are noted below. In addition, the Board values other important factors such as professional reputation, diversity and collegiality.

Skills, Qualifications and Experiences Criteria
	• Corporate Strategy • CEO Experience or Similar • Digital/Technology/IT • Financial Literacy/Accounting • Financial Services Industry • Governance/Compliance (including ESG matters)	• Government/Regulatory/Public Policy • Insurance and Reinsurance Industry • International Business • M&A/Business Development
The above is not an exhaustive list. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Chubb Limited 2021 Proxy Statement	21

Agenda Item 5
Our Director Nominees

Our Board of Directors has nominated a slate of 13 director nominees, comprised of 12 current directors and one new nominee, for election to the Board of Directors. All directors will serve a one-year term from the 2021 Annual General Meeting until our next annual general meeting. There will be a separate vote on each nominee.
The current directors who are standing for re-election are Evan G. Greenberg, Michael P. Connors, Michael G. Atieh, Sheila P. Burke, Mary Cirillo, Robert J. Hugin, Robert W. Scully, Eugene B. Shanks, Jr., Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. The new director nominee is Luis Téllez. Two of our current directors, James I. Cash and John A. Edwardson, are retiring from our Board of Directors at the expiration of their terms as of the Annual General Meeting and are not standing for re-election. We thank both Mr. Cash and Mr. Edwardson for their years of exemplary service on our Board of Directors.
Our Nominating & Governance Committee regularly considers and will continue to assess Board size, tenure and refreshment, and whether the Board has the right mix of skills, qualifications and experiences. We believe 13 directors is the appropriate size for the Board at this time.
Biographical information for each of the nominees is included below.
Evan G. Greenberg Chairman and Chief Executive Officer, Chubb Limited Age: 66 Years of Service: 19 Committee Memberships: Executive (Chairman)
Evan G. Greenberg was elected as our Chairman of the Board in May 2007. We appointed Mr. Greenberg as our President and Chief Executive Officer in May 2004 and as our President and Chief Operating Officer in June 2003. In April 2002, Mr. Greenberg was appointed to the position of Chief Executive Officer of ACE Overseas General. Mr. Greenberg joined the Company as Vice Chairman, ACE Limited, and Chief Executive Officer of ACE Tempest Re in November 2001. Prior to joining the Company, Mr. Greenberg was most recently President and Chief Operating Officer of American International Group, Inc. (AIG) from 1997 until 2000. From 1975 until 1997, Mr. Greenberg held a variety of senior management positions at AIG, including President and Chief Executive Officer of AIU, AIG’s foreign general insurance organization. Mr. Greenberg was during the past five years a member of the Board of Directors of The Coca-Cola Company, where he was Chairman of the Audit Committee and a member of the Finance Committee.
Skills and Qualifications:
Mr. Greenberg has a long and distinguished record of leadership and achievement in the insurance industry. He has been our Chief Executive Officer since 2004 and has served in senior management positions in the industry for over 40 years. Mr. Greenberg’s record of managing large and complex insurance operations and the skills he developed in his various roles suit him for his role as a Director of the Company and Chairman of the Board, in addition to his Chief Executive Officer position.

22	Chubb Limited 2021 Proxy Statement

Agenda Item 5

Michael P. Connors
Chairman and
Chief Executive Officer,
Information Services Group, Inc.
Independent Lead Director
Age: 65
Years of Service: 10
Committee Memberships:
Compensation (Chair),
Nominating & Governance,
Executive

Michael P. Connors is Chairman of the Board and Chief Executive Officer of Information Services Group, Inc., a technology insights, market intelligence and advisory services company. He is also a founder of that company. Mr. Connors served as a member of the Executive Board of VNU N.V., a worldwide media and marketing information company, from the merger of ACNielsen into VNU in 2001 until 2005, and he served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 until 1995, and before that was a Corporate Vice President of Sprint Corporation. Mr. Connors was during the past five years a member of the Board of Directors of Eastman Chemical Company.
Skills and Qualifications:
Mr. Connors is a successful chief executive officer, who brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing, media and public relations through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his current and past experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company as Lead Director and strategies to inform the Board’s general decision-making, particularly with respect to management development, executive compensation and other human resources issues. He has also served as the chair of two compensation committees.
Though Mr. Connors is the current chief executive officer of a public company, he has attended 100% of all Board and committee meetings for which he was a member since joining the Board in 2011. His duty as a chief executive officer has not prevented him from effectively focusing on Board and committee matters.

Michael G. Atieh Retired Chief Financial and Business Officer, Ophthotech Corporation Age: 67 Years of Service: 30 Committee Memberships: Risk & Finance
Michael G. Atieh served as Executive Vice President and Chief Financial and Business Officer of Ophthotech Corporation (a biopharmaceutical company) from September 2014 until March 2016. From February 2009 until its acquisition in February 2012, Mr. Atieh was Executive Chairman of Eyetech Inc., a private specialty pharmaceutical company. He served as Executive Vice President and Chief Financial Officer of OSI Pharmaceuticals from June 2005 until December 2008. Mr. Atieh is currently Chairman of the Board of Directors and a member of the Nominating and Governance Committee of electroCore, Inc., a director and Chairman of the Audit Committee of Immatics N.V. and a director and Chairman of the Audit Committee of Oyster Point Pharma. He served as a member of the Board of Directors of Theravance Biopharma, Inc. from June 2014 to April 2015, and as a member of the Board of Directors and Chairman of the Audit Committee for OSI Pharmaceuticals from June 2003 to May 2005. Previously, Mr. Atieh served at Dendrite International, Inc. as Group President from January 2002 to February 2004 and as Senior Vice President and Chief Financial Officer from October 2000 to December 2001. He also served as Vice President of U.S. Human Health, a division of Merck & Co., Inc., from January 1999 to September 2000, as Senior Vice President — Merck-Medco Managed Care, L.L.C., an indirect wholly-owned subsidiary of Merck, from April 1994 to December 1998, as Vice President — Public Affairs of Merck from January 1994 to April 1994 and as Treasurer of Merck from April 1990 to December 1993.
Skills and Qualifications:
Mr. Atieh brings a wealth of diverse business experience to the Board which he gained as a senior executive in a Fortune 50 company, large and small biotechnology companies and technology and pharmaceutical service companies. His experience in finance includes serving as a chief financial officer, developing and executing financing strategies for large acquisitions, and subsequently leading the integration efforts of newly acquired companies. He was an audit manager at Ernst & Young and has served as chair of the audit committee of Chubb and other public companies. Mr. Atieh also has deep knowledge of sales and operations gained from over a decade of experience in these disciplines, with extensive customer-facing responsibilities that also contribute to his value as a director.

Chubb Limited 2021 Proxy Statement	23

Agenda Item 5
Sheila P. Burke Faculty Research Fellow, John F. Kennedy School of Government, Harvard University Age: 70 Years of Service: 5 Committee Memberships: Risk & Finance
Sheila Burke is a Faculty Research Fellow at the Malcolm Wiener Center for Social Policy, and has been a Member of Faculty at the John F. Kennedy School of Government, Harvard University, since 2007. She has been a Senior Public Policy Advisor at Baker, Donelson, Bearman, Caldwell & Berkowitz since 2009. From 1997 to 2016, Ms. Burke was a member of the board of directors of The Chubb Corporation (Chubb Corp.) and served as chair of its Corporate Governance & Nominating Committee and as a member of the Chubb Corp. board’s Executive Committee and Organization & Compensation Committee at the time of the merger with the Company. From 2004 to 2007, Ms. Burke served as Deputy Secretary and Chief Operating Officer of the Smithsonian Institution. Ms. Burke previously was Under Secretary for American Museums and National Programs, Smithsonian Institution, from June 2000 to December 2003. She was Executive Dean and Lecturer in Public Policy of the John F. Kennedy School of Government, Harvard University, from November 1996 until June 2000. Ms. Burke served as Chief of Staff to the Majority Leader of the U.S. Senate from 1985 to 1996. Ms. Burke was also previously a member of the board of directors of WellPoint, Inc. (now Anthem Inc.).
Skills and Qualifications:
Ms. Burke brings an extensive knowledge of public policy matters and governmental affairs, in both public service and private practice, to our Board of Directors. In addition, her substantial experience on public, private and not-for-profit boards enables her to provide valuable oversight and guidance to our management on strategy, regulatory matters and risk management.

Mary Cirillo Retired Executive Vice President and Managing Director, Deutsche Bank Age: 73 Years of Service: 15 Committee Memberships: Nominating & Governance (Chair), Compensation, Executive
Mary Cirillo is a retired banking executive and former advisor to Hudson Venture Partners L.P. (venture capital). She served as Chairman of OPCENTER, LLC (help desk and network operations services) from 2000 to 2004. She was Chief Executive Officer of Global Institutional Services of Deutsche Bank from July 1999 until February 2000. Previously, she served as Executive Vice President and Managing Director of Bankers Trust Company (which was acquired by Deutsche Bank), which she joined in 1997. From 1977 to 1997, she was with Citibank, N.A., most recently serving as Senior Vice President. Ms. Cirillo previously served as a director of Thomson Reuters Corporation and as a director of DealerTrack Technologies.
Skills and Qualifications:
Ms. Cirillo has spent a career in software product development, business management in transaction service businesses and in commercial banking. She has developed and led global businesses and served as chief executive officer for various subsidiaries at two major financial institutions. She has also led major turnaround efforts in global financial institutions. Ms. Cirillo also has experience in private equity. This business experience allows Ms. Cirillo to bring financial services and technology leadership skills to the Board.

24	Chubb Limited 2021 Proxy Statement

Agenda Item 5
Robert J. Hugin Former Chairman and Chief Executive Officer, Celgene Corporation Age: 66 Years of Service: 1 Committee Memberships: Audit
Robert J. Hugin served as Chief Executive Officer of Celgene Corporation (a biopharmaceutical company) from June 2010 until March 2016, as Chairman of its Board of Directors from June 2011 to March 2016 and as Executive Chairman from March 2016 to January 2018. Prior to June 2016, Mr. Hugin held a number of management roles at Celgene, including President from May 2006 to July 2014, Chief Operating Officer from May 2006 to June 2010 and Senior Vice President and Chief Financial Officer from June 1999 to May 2006. Prior to that, Mr. Hugin was a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin is currently a director of Biohaven Pharmaceutical Holding Company Ltd. In the past five years Mr. Hugin also served as a director of Allergan plc, Danaher Corporation and The Medicines Company.
Skills and Qualifications:
Mr. Hugin brings significant and extensive executive leadership to our Board. His experience as a chief executive officer and his outside board service enables him to provide valuable insight on complex business and financial matters and guidance to our management on strategy. In addition, his role as chairman and chief executive of a global public company provides a depth of knowledge in handling a broad array of complex operational, regulatory and international issues.

Robert W. Scully Retired Co-President, Morgan Stanley Age: 71 Years of Service: 7 Committee Memberships: Audit (Chair), Executive
Robert W. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, and he previously served at Morgan Stanley as Co-President, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a managing director at Lehman Brothers and at Salomon Brothers Inc. Mr. Scully is currently a director of KKR & Co. Inc. and Zoetis Inc. Previously, Mr. Scully was a Public Governor of the Financial Industry Regulatory Authority (FINRA) and a director of UBS Group AG, Bank of America Corporation, GMAC Financial Services and MSCI Inc.
Skills and Qualifications:
Mr. Scully’s lengthy career in the global financial services industry brings expertise in capital markets activities and, of particular note, risk management to the Board. Mr. Scully has a broad range of experience with oversight stemming from his extensive service as a director; he has served or is serving on four other organizations’ audit committees (including FINRA), three companies’ compensation committees, a risk committee and a nominating and governance committee. Mr. Scully’s experience with and knowledge of talent development and strategic initiatives are also important to the Board.

Eugene B. Shanks, Jr. Retired President, Bankers Trust Company Age: 74 Years of Service:10 Committee Memberships: Risk & Finance
Eugene B. Shanks, Jr., until December 2019, was a member of the Board of Directors of Federal Home Loan Mortgage Corporation (Freddie Mac). During his tenure, among other positions, he served as Chair of the Nominating and Governance Committee, Chair of the Compensation Committee, as a member of the Audit Committee and as a member of the Risk Committee. From 1997 until its sale in 2002, Mr. Shanks was President and Chief Executive Officer of NetRisk, Inc., a risk management software and advisory services company he founded. From 1973 to 1978 and from 1980 to 1995, Mr. Shanks held a variety of positions with Bankers Trust New York Corporation and Bankers Trust Company, including head of Global Markets from 1986 to 1992 and President and Director from 1992 to 1995.
Skills and Qualifications:
With two decades of varied banking experience, Mr. Shanks brings extensive finance expertise to the Board. He earned a PhD in economics at Stanford University. In addition, he has a strong background in both asset and risk management, which are two areas that are very important to Chubb’s business. Our Board also benefits from the leadership experience that Mr. Shanks gained from serving as a president of Bankers Trust. Mr. Shanks’s public company board experience also contributes to his value as a director.

Chubb Limited 2021 Proxy Statement	25

Agenda Item 5
Theodore E. Shasta Retired Partner, Wellington Management Company Age: 70 Years of Service: 11 Committee Memberships: Audit
Theodore E. Shasta is a Director of MBIA, Inc. and also serves as the Chair of its Audit Committee and a member of its Finance and Risk Committee, Compensation and Governance Committee and Executive Committee. Mr. Shasta was formerly a Senior Vice President and Partner of Wellington Management Company, a global investment advisor. Mr. Shasta joined Wellington Management Company in 1996 and specialized in the financial analysis of publicly-traded insurance companies and retired in June 2009. Prior to joining Wellington Management Company, Mr. Shasta was a Senior Vice President of Loomis, Sayles & Company (investment management). Before that, he served in various capacities with Dewey Square Investors and Bank of Boston. In total, Mr. Shasta spent 25 years covering the insurance industry as a financial analyst.
Skills and Qualifications:
Mr. Shasta’s history of working in the financial services industry, as well as in the property and casualty insurance arena, brings valuable insight and perspective to the Board. His years of analysis of companies like Chubb and its peer group provide him with deep knowledge of particular business and financial issues we face. His financial acumen and industry knowledge make him a valuable contributor to the Audit Committee. Mr. Shasta has been a Chartered Financial Analyst since 1986.

David H. Sidwell Retired Chief Financial Officer, Morgan Stanley Age: 68 Years of Service: 7 Committee Memberships: Audit
David H. Sidwell was Executive Vice President and Chief Financial Officer of Morgan Stanley from March 2004 to October 2007, when he retired. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase’s investment bank from January 2000 to March 2004. Prior to joining JP Morgan in 1984, Mr. Sidwell was with Price Waterhouse LLP, a major public accounting firm, from 1975 to 1984, where he was qualified as a chartered accountant with the Institute of Chartered Accountants in England and Wales. Mr. Sidwell was Senior Independent Director of UBS Group AG until April 2020 and was a director of the Federal National Mortgage Association (Fannie Mae) until October 2016.
Skills and Qualifications:
Mr. Sidwell has a strong background in accounting, finance and capital markets, as well as the regulation of financial institutions, complementary to his role on the Audit Committee. He also has considerable expertise in risk management from chairing the risk committee of a public company and his executive positions. Mr. Sidwell further contributes experience in executive compensation and corporate governance from his service on the committees of other public company boards. This comprehensive range of experience contributes greatly to his value as a Board member.

26	Chubb Limited 2021 Proxy Statement

Agenda Item 5
Olivier Steimer Former Chairman, Banque Cantonale Vaudoise Age: 65 Years of Service: 13 Committee Memberships: Risk & Finance (Chair), Executive
Olivier Steimer was Chairman of the Board of Banque Cantonale Vaudoise from October 2002 until December 2017. Previously, he worked for the Credit Suisse Group from 1983 to 2002, with his most recent position at that organization being Chief Executive Officer, Private Banking International, and member of the Group Executive Board. Mr. Steimer has served since 2013 on the Board of Allreal Holding AG (Swiss real estate manager and developer) and since January 2018 on the Board of Bank Lombard Odier & Co. Ltd. (a Swiss private bank). Also, since 2009, he has served as a member, and since 2012 as Vice Chairman, of the Bank Council of Swiss National Bank. He was Chairman of the foundation board of the Swiss Finance Institute until June 2017. From 2010 to 2014, he was Vice Chairman of the Board of Directors of SBB CFF FFS (the Swiss national railway company), and from 2009 until 2012, he was the Chairman of the Board of Piguet Galland & Cie SA. Mr. Steimer is a Swiss citizen.
Skills and Qualifications:
Mr. Steimer has a strong background of leadership in chairman and chief executive officer roles. He has deep knowledge of sophisticated banking and finance matters derived from his extensive experience in the financial services industry. As a Swiss company, Chubb benefits specifically from Mr. Steimer being a Swiss citizen and resident, and his insight into the Swiss commercial and insurance arenas provides valuable perspective to the Board.

Luis Téllez Former Chairman and Chief Executive Officer, Mexican Stock Exchange Age: 62 Years of Service: New Nominee
Luis Téllez was Chairman and CEO of the Mexican Stock Exchange (MSE) from May 2009 to December 2014. He served as Mexico’s Secretary of Communications and Transportation from 2006 to 2009 and Secretary of Energy from 1997 to 2000. He also served as Chief of Staff to President Ernesto Zedillo from 1994 to 1997. Since April 2015, he has led the operations in Mexico of KKR & Co. Inc. (a global investment firm) as Senior Advisor, Head of Mexico. From 2015 until March 2020, Mr. Téllez served as President of the NTT consulting firm Everis in Mexico (technology consulting). Prior to the MSE, he was Managing Director of the Carlyle Group (investment firm) in Mexico (2003-2006) and Chief Executive Officer of Desc (2001-2003), a Mexican industrial conglomerate. Mr. Téllez was also Mexico’s Deputy Secretary of Agriculture from 1990 to 1993 and Head Economist at Mexico’s Treasury department from 1987 to 1990. Mr. Tellez earned a PhD in economics at the Massachusetts Institute of Technology.
Since October 2020, Mr. Téllez has served as a consultant to Chubb’s Board of Directors (which role will terminate as of the Annual General Meeting), and he previously served on Chubb’s international advisory board. Mr. Téllez currently serves as a director of two public companies in Mexico, Cultiva and Grupo Aereoportuario del Pacífico, and was a director of Sempra Energy from 2010 until 2015.
Skills and Qualifications:
Mr. Téllez would bring to the Board significant business, executive, public policy, government and international affairs expertise. His extensive experience and strong background in Latin America would also provide the Board with valuable insights and perspectives on a key growth region for the Company. Mr. Téllez’s successful performance in board, executive and senior leadership positions over the past three decades in a variety of areas in both the private sector and public sector also provide additional value to understanding and providing oversight of the variety of business, legal and regulatory matters affecting the Company.

Chubb Limited 2021 Proxy Statement	27

Agenda Item 5
Frances F. Townsend Executive Vice President for Corporate Affairs, Activision Blizzard Age: 59 Years of Service: 1 Committee Memberships: Compensation, Risk & Finance
Frances F. Townsend is Executive Vice President for Corporate Affairs at Activision Blizzard (interactive gaming and entertainment), a company she has been with since December 2020. From October 2010 until December 2020, Ms. Townsend served at MacAndrews & Forbes Incorporated (a diversified holding company). At the time of her departure she was Vice Chairman, General Counsel and Chief Administrative Officer. From April 2009 to October 2010, Ms. Townsend was a partner at the law firm of Baker Botts LLP. Prior to that, she served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the U.S. Homeland Security Council from May 2004 until January 2008. She also served as Deputy Assistant to the President and Deputy National Security Advisor for Combating Terrorism from May 2003 to May 2004. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions. Ms. Townsend is a board member of the Council on Foreign Relations and the Trilateral Commission, and is currently a director of Freeport-McMoRan Inc. and Investcorp. During the past five years, Ms. Townsend served as a director of Scientific Games Corporation, SciPlay Corporation and The Western Union Company.
Skills and Qualifications:
Ms. Townsend brings to the board extensive public policy, government, regulatory and legal experience as well as a strong background in domestic and international affairs, risk management, strategic planning and intelligence and security matters. Ms. Townsend also has significant leadership experience through her various senior roles in U.S. government, including as chair of the U.S. Homeland Security Council. Ms. Townsend’s public board experience also contributes to her value as a director.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
28	Chubb Limited 2021 Proxy Statement

Agenda Item 6
Election of the Chairman of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, the authority to elect the Chair of our Board of Directors is vested with our shareholders, who elect a Chair from the directors elected under Agenda Item 5.
With the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated our current Chairman, Mr. Evan G. Greenberg, for election by shareholders as the Chairman of the Board of Directors until our next annual general meeting. Biographical information regarding Mr. Greenberg may be found under Agenda Item 5.
Mr. Greenberg has served as our Chairman since 2007, a period of sustained success for the Company. Under his leadership, the Company has created superior shareholder value. Between 2008, his first full year as Chairman, and 2020, our book value per share grew at a compound annual growth rate (CAGR) of 9.8% and our tangible book value per share CAGR was 8.8%.
During 2020, Mr. Greenberg provided strong leadership with steadfast focus in an extraordinary year and as a result, Chubb delivered solid financial results in a challenging environment, and made strategic decisions that we believe position the Company well for the future. The Company’s performance was exceptional in the context of the historic and unprecedented times globally. Despite the impacts of COVID-19, the Company delivered profitable results, headlined by rapid premium revenue growth and underwriting margin improvement across our commercial lines portfolio globally, and the balance sheet is in excellent shape.
Mr. Greenberg’s performance as Chairman during a pivotal year further illustrated his immense value to our Board. Our Board continues to believe that he has the skills and experience to best perform the Chairman role and it is in the best interest of the Company and shareholders for Mr. Greenberg to remain as Chairman. He was a visible leader both internally and externally throughout the year, making bold and decisive decisions in the face of the health, economic, political and social impact of the COVID-19 pandemic, including actions taken to protect the health and wellbeing of employees, to ensure business continuity and to prudently strengthen reserves due to COVID-19 and the uncertainty in the global environment.
Annual Board Review of Leadership Structure

Each year, the Board of Directors reviews its leadership structure and considers shareholder feedback. The Board of Directors (with Mr. Greenberg abstaining) has unanimously agreed that it is in the best interest of the Company and shareholders for Mr. Greenberg to continue in his role as Chairman of the Board for the upcoming year. The Board believes he has the skills and experience to best perform both the Chairman and CEO roles at this time.
Board Leadership: Our Independent Lead Director

While Mr. Greenberg serves as Chairman, Board leadership comes also from our Lead Director, Mr. Michael P. Connors. Our Board structure provides for a strong Lead Director position to promote and foster strong director independence in deliberations and overall governance. The Lead Director provides a forum for independent director deliberation and feedback and helps assure that all Board members have the means to, and do, carry out their responsibilities in accordance with their fiduciary duties.
At every regular Board meeting, the Lead Director presides over an executive session with only the independent directors present. Our Nominating & Governance Committee, and the entire Board of Directors, regularly reviews our Board leadership structure, and in particular examines and reaffirms the significant authority and powers of our Lead Director. See “Corporate Governance — Board Leadership Structure” on page 65 of this proxy statement for more details on the powers and responsibilities of our Lead Director.

Chubb Limited 2021 Proxy Statement	29

Agenda Item 6
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
30	Chubb Limited 2021 Proxy Statement

Agenda Item 7
Election of the Compensation Committee of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, Mary Cirillo and Frances F. Townsend individually as members of the Compensation Committee until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, authority to elect the members of the Compensation Committee of our Board of Directors is vested with our shareholders, who elect members of the Compensation Committee from the directors elected under Agenda Item 5.
Upon the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated a slate of three nominees for election at the Annual General Meeting to the Compensation Committee of our Board of Directors until our next annual general meeting. Each of Michael P. Connors, Mary Cirillo and Frances F. Townsend is currently serving on the Compensation Committee. Biographical information regarding each of the nominees may be found under Agenda Item 5.
The Board of Directors has unanimously agreed that service by each nominee to the Compensation Committee is in the best interest of the Company and the shareholders. Each of the nominees has been determined by the Nominating & Governance Committee and the Board of Directors to satisfy the Company’s Categorical Standards for Director Independence and related rules of the NYSE.
John A. Edwardson, currently a member of the Compensation Committee, is retiring from our Board at the expiration of his term as of the date of the Annual General Meeting and is not standing for re-election.
Subject to re-election to the Board and the Compensation Committee, Frances F. Townsend will become the Chair of the Compensation Committee effective immediately following the Annual General Meeting. The current Compensation Committee Chair, Mr. Michael P. Connors, is also the Company’s Lead Director and will continue in the Lead Director role following the Annual General Meeting, subject to his re-election to the Board.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Chubb Limited 2021 Proxy Statement	31

Agenda Item 8
Election of Homburger AG as Independent Proxy
Agenda Item

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, shareholders have the authority to elect an independent proxy. Swiss law does not permit other forms of institutional proxies such as corporate proxies (appointing an officer or another representative of the Company) or depositary bank representatives as defined under Swiss law.
The independent proxy’s main task is to exercise the voting rights granted to it by shareholders in accordance with shareholder instructions. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
Our Board of Directors has recommended that Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland be elected as our independent proxy until the conclusion of our next annual general meeting. Homburger AG is a Swiss law firm.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
32	Chubb Limited 2021 Proxy Statement

Agenda Item 9
Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
Agenda Item

Our Board of Directors is asking shareholders to approve the proposed Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated (Amended LTIP). The following summary of the Amended LTIP is qualified in its entirety by the complete text of the Amended LTIP contained in Annex A.
Explanation

The Chubb Limited 2016 Long-Term Incentive Plan (LTIP) was first adopted by our Board of Directors on February 25, 2016 and approved by shareholders on May 19, 2016 (Current LTIP). On February 25, 2021, our Board of Directors adopted the Amended LTIP, subject to and effective as of shareholder approval at the Annual General Meeting (such date, the Effective Date).
If the Amended LTIP is approved by shareholders, the number of Common Shares available for delivery under the LTIP will increase by 13.4 million shares. It will also increase by 6.7 million shares the sublimit that restricts the ability to grant “full value awards” under the LTIP.
The practical impact of these increases will be to give our Board of Directors discretion to continue to grant awards under the LTIP in the future, for up to approximately three years, before another shareholder vote would be necessary. This three-year estimate is based on the rate of annual grants in the past, and assumes future grants are consistent with our past practice, adjusted to reflect anticipated growth of the Company and other relevant factors.
Certain other changes in the Amended LTIP are also requested primarily to reflect the elimination of the U.S Internal Revenue Code Section 162(m) tax deduction limitation exception for performance-based compensation, since it no longer applies to award grants under the plan as a result of 2017 U.S. tax reform. However, certain provisions included in the Current LTIP due to Section 162(m) have been maintained in the Amended LTIP as a matter of good corporate governance and other factors.
Equity compensation has always been an important component of our employee and director compensation programs. We believe it aligns employee and director compensation with shareholder interests and properly defers value to the medium- or long-term. Approving the Amended LTIP would allow our Board to continue to attract and retain directors and key employees, provide them competitive compensation, adapt to evolving compensation practices and account for the growth of Chubb and its employees.
It is our practice to make annual equity awards to a large group of our employees (approximately 5,100 individuals in 2021) — not a small group of key executives — which makes the Amended LTIP an important part of our compensation program. We expect that equity awards will continue to be reasonably stable and largely based on performance factors set forth elsewhere in this proxy statement, and we will continue to comply with SEC and NYSE requirements, such as proxy disclosure requirements, for stock plans. The Amended LTIP has additional safeguards, including limits on annual grants to individuals, prohibitions on option repricing and below-grant date fair market value option exercise prices, and minimum vesting provisions for all awards. We also strongly link employee and equity compensation to our financial results. We believe our historical equity award practices directly contribute to successful financial performance, and our financial performance and strength provide the rationale for historical and anticipated grant amounts.
The Amended LTIP is subject to shareholder approval at the Annual General Meeting, and will become effective upon that approval. The Current LTIP remains in effect until that time but no grants can be made under the Current LTIP after approval of the Amended LTIP.
As reflected in Article 5 of our Articles of Association, our shareholders approved a reserve of 33,000,000 shares of “conditional share capital” (of which 25,410,929 shares remain available) in connection with our redomestication to Switzerland in July 2008, providing a pool of shares with respect to which the Board of Directors may authorize the issuance of option rights to our employees, directors and consultants. Our Articles of Association also require that equity grants to our Executive Management consist of instruments permitted by an equity plan that has been approved by our shareholders. The Amended LTIP is being submitted to shareholders, despite the previous authorization of conditional share capital, to comply with NYSE requirements and our Articles of Association.

Chubb Limited 2021 Proxy Statement	33

Agenda Item 9
Summary of Awards Granted and Shares Remaining Available under the Current LTIP

On February 25, 2021, we granted 1,135,841 performance share and restricted stock awards and 322,047 restricted stock units to our employees and the employees of our subsidiaries, each with a grant date fair value of $164.94. We also granted 1,800,400 stock options at an exercise price of $164.94.
As of March 1, 2021, there were 450,104,985 Common Shares outstanding. At that date, there were a total of 4,357,208 Common Shares that remained available for future issuance under the Current LTIP.
The number of Common Shares to be issued upon exercise of outstanding options, warrants, and rights, was 12,571,294, with a weighted-average exercise price of outstanding options, warrants, and rights of $132.09 and a weighted average remaining contractual term of 6.5 years. As of
March 1, 2021, there were 3,245,092 outstanding unvested performance share and restricted stock awards, and 826,390 outstanding unvested restricted stock units. Under the Current LTIP limit of 9.75 million full value awards, 2,613,449 full value awards remained available for future issuance under the Current LTIP.
The Current LTIP is the only plan under which we are currently authorized to issue equity grants to employees and directors of Chubb or its subsidiaries, as well as consultants and other persons providing services to Chubb or its subsidiaries. In addition, we maintain our employee stock purchase plan, discussed in the “Authorized Securities under Equity Compensation Plans” table below, which allows eligible participants to purchase Common Shares.

Purpose of the Amended LTIP

As described more generally above, the purpose of the Amended LTIP is to:
•
attract and retain persons eligible to participate in the Amended LTIP;

•
create a link between recent performance, compensation and the enhancement of long-term shareholder return;

•
motivate eligible individuals to whom awards under the Amended LTIP are granted (Participants), by means of appropriate incentives, to achieve long-range goals;

•
provide incentive compensation opportunities that are competitive with those of other similar companies; and

•
further align Participants’ interests with those of our other shareholders through compensation that is based on our Common Shares.

The Amended LTIP promotes the long-term financial interest of Chubb and its subsidiaries, including the growth in value of Chubb’s equity and enhancement of long-term shareholder return. The Amended LTIP also serves to set parameters and describe for shareholders terms under which the Board is permitted to issue shares out of previously-approved conditional share capital to employees, directors and consultants.
We use equity-based compensation granted under our long-term incentive plans as a key element of our executives’
compensation packages, and each year we disclose the prior year grants to and other compensation of our named executive officers in our proxy statement and of our Executive Management in our Swiss Compensation Report. We believe the Amended LTIP assists with linking executives’ overall compensation opportunities to the enhancement of long-term shareholder return. Additionally, we have previously established a set of guidelines aimed at increasing officer and director Common Share ownership. Approval of the Amended LTIP will help achieve this goal and is necessary in order for us to continue making equity awards to employees and directors at competitive levels.
The Amended LTIP provides for the grant of non-qualified and incentive stock options, stock appreciation rights (SARs), full value awards and cash incentive awards. The flexibility inherent in the Amended LTIP permits the Board to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for our industry and to a global company such as ours, given the volatility of the public markets and reactions to economic and world events. Equity compensation, which aligns the interests of executives and our shareholders, is an important tool for our Board.

General Terms of the Amended LTIP

The Amended LTIP is administered by a committee of two or more Board members (Committee) selected by the Board. The Committee’s functions will be performed by the Compensation Committee. The Committee selects the Participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The
Committee may delegate all or any portion of its responsibilities or powers under the Amended LTIP to persons selected by it. If the Committee does not exist or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action

34	Chubb Limited 2021 Proxy Statement

Agenda Item 9
under the Amended LTIP that would otherwise be the responsibility of the Committee.
If the Amended LTIP is approved by shareholders, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Amended LTIP will be (i) 32.9 million Common Shares (which includes all shares available for delivery under this clause (i) since the initial establishment of the Current LTIP in 2016); plus (ii) Common Shares that are subject to outstanding awards under the ACE Limited 2004 Long-Term Incentive Plan (ACE LTIP) immediately prior to the Effective Date that are forfeited, expire or are cancelled after the Effective Date without delivery of Common Shares (or which result in the forfeiture of Common Shares back to us). Any Common Shares covered by an award under the Amended LTIP that are not delivered to a Participant or beneficiary because the award is forfeited, expires or is cancelled shall not be deemed to have been delivered for purposes of determining the shares delivered to the Participant or beneficiary.
Subject to the preceding paragraph, the total number of shares covered by an award granted under the Amended LTIP will in each case be treated as delivered for this purpose to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (i) if an award denominated in Common Shares is settled in cash, the total number of shares with respect to which such payment is made shall be considered to have been delivered; (ii) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by us to satisfy such withholding obligation shall be considered to have been delivered; (iii) if the exercise price of any option granted under the Amended LTIP or ACE LTIP is satisfied by tendering Common Shares to us (including shares that would otherwise be distributable upon the exercise of the option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; (iv) if cash or Common Shares are delivered in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered; and (v) if we repurchase shares with proceeds received from the exercise of an option issued under the Amended LTIP or ACE LTIP, the total number of shares repurchased shall be deemed delivered.
Prior to the Effective Date, the maximum number of Common Shares that may be delivered to Participants and their beneficiaries under the Current LTIP as full value awards may not exceed 9.75 million shares. However, 2,613,449 awards remained available for future issuance under this limit as of March 1, 2021. If the Amended LTIP is approved by shareholders, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Amended LTIP as full value awards will be increased by 6.7 million shares.
The following additional limits apply to awards under the Amended LTIP:
•
the maximum number of Common Shares that may be covered by options and SARs granted to any one Participant in any one calendar year may not exceed 500,000 shares;

•
the maximum number of Common Shares that may be delivered to a Participant pursuant to a full value award during any one calendar year may not exceed 250,000;

•
the maximum amount of cash incentive awards payable to any one Participant with respect to any performance period equals $1,000,000 multiplied by the number of calendar months included in the performance period; and

•
the maximum number of Common Shares that can be delivered to Participants and beneficiaries with respect to incentive stock options shall be 32.9 million shares.

The Common Shares with respect to which awards may be made under the Amended LTIP shall be:
•
shares currently authorized but unissued;

•
to the extent permitted by applicable law, currently held or acquired by Chubb as treasury shares, including shares purchased in the open market or in private transactions; or

•
shares purchased in the open market by a direct or indirect wholly-owned subsidiary of Chubb (and Chubb may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired) (the Chairman and Chief Executive Officer or any executive officer of Chubb shall have the authority to determine whether and to what extent shares may be purchased in the open market by a subsidiary and whether and to what extent the Company may contribute amounts to a subsidiary to accomplish such purchase).

At the discretion of the Committee, an award under the Amended LTIP may be settled in cash rather than Common Shares. The closing price for our Common Shares on the NYSE on March 22, 2021 was $157.05 per share.
The Committee may use Common Shares available under the Amended LTIP as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Chubb or a subsidiary, including the plans and arrangements of Chubb or a subsidiary assumed in business combinations.
In the event of a corporate transaction involving Chubb, including, without limitation, any stock dividend, stock split, extraordinary cash dividend (other than regular, quarterly cash dividends), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or any other extraordinary or unusual event affecting Common Shares without the Company’s receipt of consideration, the Committee may adjust awards to preserve the benefits or potential benefits of the awards. Action by the Committee may include adjustment of:
•
the number and kind of shares which may be delivered under the Amended LTIP;

Chubb Limited 2021 Proxy Statement	35

Agenda Item 9
•
the number and kind of shares subject to outstanding awards;

•
the exercise price of outstanding options and SARs; and

•
any other adjustments that the Committee determines to be equitable, which may include, without limitation:

–
replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and

–
cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the Common Shares subject to the option at the time of the transaction over the exercise price.

Awards under the Amended LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution, and except for transfers without consideration to the extent permitted by the Committee.
Minimum Vesting. Except for awards granted under the Amended LTIP with respect to Common Shares which do not exceed, in the aggregate, 5% of the total number of Common Shares reserved for delivery under the Amended LTIP, any award granted under the Amended LTIP (including, without limitation, options, SARs, full value awards and cash incentive awards) shall condition a Participant’s right to become vested in the award on completion of a minimum period of service with us or our subsidiaries of at least one year in the case of a service-based award and a minimum performance period of at least one year in the case of a performance-based award, except, in any case, if accelerated, to the extent permitted by the Committee, in the event of the Participant’s death or disability, retirement, involuntary termination, or change in control.

Eligibility

All employees and directors of Chubb or its subsidiaries, as well as consultants and other persons providing services to Chubb or its subsidiaries, are eligible to become Participants in the Amended LTIP, except that non-employees may not be granted incentive stock options. Additionally, all awards granted to directors of Chubb shall be granted in accordance with our Articles of Association and Swiss law.
As of March 1, 2021, Chubb and its subsidiaries had approximately 31,000 employees.

Options

The Committee may grant an incentive stock option or non-qualified stock option to purchase Common Shares at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of a Common Share at the time the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to Chubb as consideration for the grant of a replacement option or SAR with a lower exercise price or a full value award, except as approved by our shareholders or as adjusted for corporate transactions described above.
No option shall be surrendered to Chubb in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a Common Share, except as approved by our shareholders. In addition, the Committee may grant options with an exercise price less than the fair market value of a Common Share at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced.
Options are subject to the one-year minimum vesting provisions described above. An option shall be exercisable in accordance with the terms established by the Committee. The full purchase price of each Common Share purchased upon the exercise of any option shall be paid at the time of exercise of the option (except in the case of a third-party exercise arrangement approved by the Committee). Except as otherwise determined by the Committee and subject to applicable law, the purchase price of an option shall be payable in cash, promissory notes, or Common Shares (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Common Shares acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than (or be exercisable after) 10 years after the grant date. No dividend equivalents may be granted under the Amended LTIP with respect to any option.

36	Chubb Limited 2021 Proxy Statement

Agenda Item 9
Stock Appreciation Rights

An SAR entitles the Participant to receive the amount (in cash or Common Shares) by which the fair market value of a specified number of Common Shares on the exercise date exceeds an exercise price established by the Committee. Except as described below, the exercise price for an SAR shall not be less than the fair market value of the Common Shares at the time the SAR is granted or, if less, the exercise price of a tandem option. The exercise price of an SAR may not be decreased after the date of grant nor may an SAR be surrendered to Chubb as consideration for the grant of a replacement option or SAR with a lower exercise price or a full value award, except as approved by our shareholders or as adjusted for corporate transactions described above. No SAR shall be surrendered to Chubb in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such SAR is greater than the then current fair market value of a Common Share, except as approved by our shareholders.
In addition, the Committee may grant SARs with an exercise price less than the fair market value of the Common Shares at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. The Committee may grant an SAR independent of any option grant and may grant an option and SAR in tandem with each other, and SARs and options granted in tandem may be granted on different dates but may have the same exercise price provided, however, that in no event shall the exercise price of the later granted award be less than the fair market value of a Common Share on the date of grant.
SARs are subject to the one-year minimum vesting provisions described above. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Common Shares acquired pursuant to the exercise of an SAR as the Committee determines to be desirable. In no event will an SAR expire more than (or be exercisable after) 10 years after the grant date. No dividend equivalents may be granted under the Amended LTIP with respect to any SAR.

Full Value Awards

The Committee may grant “full value awards” under the Amended LTIP. A full value award is the grant of one or more Common Shares or a right to receive one or more Common Shares in the future which is contingent on continuing service, the achievement of performance objectives during a specified period, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender of other compensation that may be due.
Types of full value awards include restricted stock, restricted stock units, performance shares and performance units. Full value awards are subject to the one-year minimum vesting provisions described above. The grant of full value awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. Dividends or dividend equivalents settled in cash or Common Shares may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting conditioned on the achievement of performance objectives shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.

Cash Incentive Awards

The Committee may grant “cash incentive awards” under the Amended LTIP. A cash incentive award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Common Shares having value equivalent to the cash otherwise payable) that is contingent on achievement of performance or other objectives over a specified period established by the Committee. Cash incentive awards are subject to the one-year minimum vesting provisions described above. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

Change in Control

The Amended LTIP provides that the occurrence of a change in control shall have the effect, if any, with respect to an award as determined by the Committee. For the purposes of the Amended LTIP, a “change in control” is generally deemed to occur when:
•
any person becomes the beneficial owner of 50% or more of Chubb’s voting stock;

•
the majority of the Board consists of individuals other than members of the Board on the Effective Date of the Amended LTIP, who we refer to as Incumbent Directors (any person becoming a director subsequent to the Effective

Chubb Limited 2021 Proxy Statement	37

Agenda Item 9
Date whose election or nomination for election was supported by three-quarters of the Incumbent Directors will also be considered an Incumbent Director);
•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb are disposed of pursuant to a merger, consolidation or other transaction (unless our shareholders immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of Chubb, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb); or
•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, Chubb shareholders immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

Amendment and Termination

The Board may amend or terminate the Amended LTIP at any time. The Board or the Committee may amend any award granted under the Amended LTIP, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board may not amend the provision of the Amended LTIP related to anti-repricing of stock options or SARs without approval of shareholders or make any material amendments to the Amended LTIP without shareholder approval. The Amended LTIP will remain in effect as long as any awards under the Amended LTIP remain outstanding, but no new awards may be granted under the Amended LTIP after the tenth anniversary of the Effective Date.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the Amended LTIP based on current U.S. income taxation with respect to Participants who are subject to U.S. income tax. These rules are highly technical and subject to change in the future, and the discussion does not purport to be a complete description of the tax aspects of the Amended LTIP.
Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Shares acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such Common Shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of Chubb or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the Common Shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the Common Shares at the time of exercise.
If the Participant does not sell or otherwise dispose of the Common Shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Common Shares to the Participant, then, upon disposition of such Common Shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Common Shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of the Common Shares received will be taxable to the Participant as ordinary income. Gains and losses realized by the Participant upon

38	Chubb Limited 2021 Proxy Statement

Agenda Item 9
disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Full Value Awards. A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the Common Shares subject to the award are not delivered at the time of grant, or if the Common Shares are delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of Common Shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.
Withholding of Taxes. The Company may withhold amounts from Participants to satisfy withholding tax requirements.
Except as otherwise provided by the Committee, Participants may have Common Shares withheld from awards or may tender previously owned Common Shares to the Company to satisfy tax withholding requirements. The Common Shares withheld from awards may only be used to satisfy the minimum statutory withholding obligation.
Tax Deduction. Chubb is not subject to U.S. income taxes. However, if an award is granted to a Participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary generally will be entitled to a deduction equal to the amount of income includible in the Participant’s income.
Change In Control. Any acceleration of the vesting or payment of awards under the Amended LTIP in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and preclude deduction by a subsidiary.

Tax Advice

U.S. Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended LTIP. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Amended LTIP. We suggest that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Non-U.S. Tax Considerations. Participants subject to taxation in other countries should consult their tax advisor.

Authorized Securities under Equity Compensation Plans

The following table presents securities authorized for issuance under equity compensation plans at December 31, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	11,478,183	$125.09(3)	8,978,256
Equity compensation plans not approved by security holders(2)	29,099

(1)
These totals include securities available for future issuance under the following plans:

i.
Chubb Limited 2016 Long-Term Incentive Plan (Current LTIP). A total of 19,500,000 shares are authorized to be issued pursuant to awards made as options, stock appreciation rights, stock units, performance shares, performance units, restricted stock, and restricted stock units. The maximum number of shares that may be delivered to participants and their beneficiaries under the Current LTIP shall be equal to the sum of: (x) 19,500,000 shares of stock; and (y) any shares of stock that have not been delivered pursuant to the ACE LTIP and remain available for grant pursuant to the ACE LTIP, including shares of stock represented by awards granted under the ACE LTIP that are forfeited, expire or are canceled after May 19, 2016, the effective date of the Current LTIP, without delivery of shares of stock or which result in the forfeiture of the shares of stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the ACE LTIP. As of December 31, 2020, a total of 6,847,243 option awards and 800,939 restricted stock unit awards are outstanding, and 7,576,239 shares remain available for future issuance under this plan.

ii.
ACE Limited 2004 Long-Term Incentive Plan (ACE LTIP). As of December 31, 2020, a total of 4,554,332 option awards are outstanding. No additional grants will be made pursuant to the ACE LTIP.

iii.
Chubb Corporation Long-Term Incentive Plans (Chubb Corp. LTIP). As of December 31, 2020, a total of 76,186 option awards and 36,063 deferred stock unit awards are outstanding. No additional grants will be made pursuant to the Chubb Corp. LTIP.

iv.
Employee Stock Purchase Plan. A total of 6,500,000 shares are authorized for purchase at a discount. As of December 31, 2020, 1,402,017 shares remain available for future issuance under this plan.

(2)
These plans are the Chubb Corp. CCAP Excess Benefit Plan and the Chubb Corp. Deferred Compensation Plan for Directors, under which no Common Shares are available for future issuance other than with respect to outstanding rewards. The CCAP Excess Benefit Plan is a nonqualified, defined contribution plan and covers those participants in the Capital Accumulation Plan of The Chubb Corporation (CCAP) (Chubb Corp.’s legacy 401(k) plan) and Chubb Corp.’s legacy employee stock ownership plan (ESOP) whose total benefits under those plans are limited by certain provisions of the Internal Revenue Code. A participant in the CCAP

Chubb Limited 2021 Proxy Statement	39

Agenda Item 9
Excess Benefit Plan is entitled to a benefit equaling the difference between the participant’s benefits under the CCAP and the ESOP, without considering the applicable limitations of the Code, and the participant’s actual benefits under such plans. A participant’s excess ESOP benefit is expressed as Common Shares. Payments under the CCAP Excess Benefit Plan are generally made: (i) for excess benefits related to the CCAP, in cash annually as soon as practical after the amount of excess benefit can be determined; and (ii) for excess benefits related to the ESOP, in Common Shares as soon as practicable after the participant’s termination of employment. Allocations under the ESOP ceased in 2004. Accordingly, other than dividends, no new contributions are made to the ESOP or the CCAP Excess Benefit Plan with respect to excess ESOP benefits.
(3)
Weighted average exercise price excludes shares issuable under performance unit awards and restricted stock unit awards.

See Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, for further information regarding our equity compensation plans.
What Happens If Shareholders Do Not Approve This Proposal?

If shareholders do not approve this proposal, the Board of Directors will take the vote of the shareholders into consideration and will continue to make awards under the Current LTIP for so long as shares remain available for issuance under the plan.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting (such that the number of votes cast in favor of the agenda item exceeds the aggregate of votes cast against the agenda item plus abstentions), not counting broker non-votes or blank or invalid ballots, is required to approve this agenda item.
40	Chubb Limited 2021 Proxy Statement

Agenda Item 10
Reduction of Share Capital
Agenda Item

Our Board of Directors is asking shareholders to approve that:
(i)
the Company’s share capital be reduced by CHF 86,557,222.50 from CHF 11,534,167,125.60 to CHF 11,447,609,903.10 by cancelling 3,584,150 registered shares with a nominal value of CHF 24.15 each, all of which are held in treasury;

(ii)
it be acknowledged that according to the special audit report prepared by PricewaterhouseCoopers AG (Zurich), the claims of creditors will be covered despite the capital reduction; and

(iii)
Article 3(a) of the Articles of Association be amended as set forth below under “Explanation.”

Explanation

We currently have in effect a Board of Directors-authorized share repurchase program enabling us to repurchase up to $2.5 billion of our Common Shares through December 31, 2021. Swiss law imposes certain requirements on the use of repurchased shares and the number of treasury shares a company can carry relative to total share capital.
To ensure we maintain capital management flexibility, enable us to continue to return capital to shareholders through share buybacks and in order to preserve favorable tax consequences for the Company and our shareholders in connection with our repurchase program, our Board of Directors believes it is advisable and in the best interests of the Company to cancel 3,548,150 Common Shares that were repurchased under our share buyback program during 2020, and accordingly effect the reduction of the share capital of Chubb Limited by approval of an amendment to Article 3(a) of our Articles of Association.
PricewaterhouseCoopers AG (Zurich), the Company’s statutory auditor, will deliver a report to the Annual General Meeting confirming that the claims of creditors are fully covered despite the capital decrease as per article 732, paragraph 2 of the Swiss Code of Obligations. The auditor’s report will be available at least 20 days prior to the Annual General Meeting at investors.chubb.com/investor-relations/shareholder-resources/shareholder-meeting-materials/default.aspx. Upon request, shareholders may also receive a copy of the report free of charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Copies may also be physically inspected at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors and a subsequent two-month waiting period in accordance with Swiss law. Such notices to creditors will be published after the Annual General Meeting in the Swiss Official Gazette of Commerce. The capital reduction will then be registered and become effective.
As a Swiss company, Chubb Limited is required to submit both the English and the (authoritative) German versions of the proposed amendment to its Articles of Association, pursuant to which Article 3(a) of the Articles of Association would read as follows:

Artikel 3 Aktienkapital	Article 3 Share Capital
a)
Das Aktienkapital der Gesellschaft beträgt CHF 11’447’609’903.10 und ist eingeteilt in 474’021’114 auf den Namen lautende Aktien im Nennwert von CHF 24.15 je Aktie. Das Aktienkapital ist vollständig liberiert.

a)
The share capital of the Company amounts to CHF 11,447,609,903.10 and is divided into 474,021,114 registered shares with a nominal value of CHF 24.15 per share. The share capital is fully paid-in.

[b) bleibt unverändert.]	[b) remains unchanged.]
Chubb Limited 2021 Proxy Statement	41

Agenda Item 10
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to return capital to shareholders through our share repurchase program in the future.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
42	Chubb Limited 2021 Proxy Statement

Agenda Item 11
Approval of the Maximum Compensation of the Board of
Directors and Executive Management
11.1 Compensation of the Board of Directors until the Next
Annual General Meeting

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $4.5 million in aggregate compensation for the members of the Board of Directors until the 2022 annual general meeting.
The requested $4.5 million is 6.3% less than the current maximum aggregate authorized Board of Directors compensation of $4.8 million, which was approved by shareholders at our 2020 annual general meeting. The decrease is primarily due to the reduction in the size of our proposed Board nominee slate by one director.

Explanation of Proposal

All compensation to directors (other than Mr. Greenberg, who does not receive compensation for his service as a director) from the date of the Annual General Meeting through the 2022 annual general meeting is subject to this maximum aggregate amount. This includes all annual retainer fees, committee chair fees and equity awards provided to the directors. It also includes the value of dividend equivalents paid with respect to (i) certain outstanding deferred restricted stock units (which we stopped granting in 2009) held by some of our longer-serving directors and (ii) market value units held by former Chubb Corp. directors that were assumed in connection with the Chubb Corp. acquisition, and certain other payments described in the “Director Compensation” section in this proxy statement.
Explanation of Swiss Requirement

Swiss law and our Articles of Association require shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the Board of Directors.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of the Board
For which period does the Board compensation approval apply?	The approval applies to compensation for the period from the 2021 annual general meeting until the end of the 2022 annual general meeting.
What does the maximum aggregate compensation amount include?	The maximum includes a lump sum amount for all potential compensation elements for the period, including: • Annual retainers • Committee chair fees • Equity awards • Meeting fees
Chubb Limited 2021 Proxy Statement	43

Agenda Item 11
Where can I find more information about director compensation?
A description of director compensation and the amounts of compensation paid to directors in 2020 can be found in the “Director Compensation” section beginning on page 73 of this proxy statement. Under Swiss law, we also publish an audited annual compensation report, the Swiss Compensation Report, which is included within our Annual Report. These documents are available to shareholders in their proxy materials.

Who determines the actual compensation for each individual Board member?
The Board, upon recommendation of the Nominating & Governance Committee, determines the actual individual compensation of each member of the Board, subject to the maximum aggregate compensation amount ratified by the shareholders.

Process Used to Determine Maximum Aggregate Compensation for the Board of Directors, Outside Consultant Survey and Analysis of Director Compensation

In February 2021 the Nominating & Governance Committee retained Pay Governance to provide a survey and analysis of director compensation and our Outside Directors Compensation Parameters, including, among other things, a comparison of our compensation structure to that of our competitors and other insurance and similarly-sized companies. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, our Outside Directors Compensation Parameters with no changes.
Upon recommendation of the Nominating & Governance Committee, the Board also approved the maximum aggregate amount of director compensation to recommend to shareholders. Considerations included the proposed size of our Board, no changes being made to our Outside Directors Compensation Parameters, an estimation of an amount for dividend equivalents paid with respect to certain outstanding deferred restricted stock units (which we stopped granting in 2009) held by some of our longer-serving directors and market value units held by former Chubb Corp. directors, and the addition of a small cushion to permit per-meeting fees to be paid in accordance with our Outside Directors
Compensation Parameters in case of additional meetings, should they be necessary.
The Board does not expect to consider changes to the Outside Directors Compensation Parameters until it considers the maximum aggregate compensation pool to be submitted for shareholder approval next year.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount proposed by the Board, our Articles of Association require the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders. The Company may continue to pay compensation to the Board subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s compensation arrangements and could detrimentally impact the Company’s ability to attract and retain directors.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
44	Chubb Limited 2021 Proxy Statement

Agenda Item 11
11.2 Compensation of Executive Management for the Next Calendar Year

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $48 million in aggregate compensation for the members of Executive Management for the next calendar year (2022).
Explanation of Proposal

Chubb’s Executive Management is appointed by the Board, based on the applicable provisions of Swiss law and our Organizational Regulations. Chubb’s Executive Management currently consists of Evan G. Greenberg, Chairman and Chief Executive Officer; Philip V. Bancroft, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; and Joseph F. Wayland, General Counsel.
Swiss law and our Articles of Association require our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management. The aggregate amount of the compensation for Executive Management relates to the subsequent calendar year.
Shareholders approved at our 2020 annual general meeting a maximum total of $46 million in aggregate compensation for our Executive Management group for 2021. The current proposal reflects a 4.3% increase to last year’s amount. The recommended amount for 2022 reflects a desire to ensure a sufficient cushion to allow for appropriate discretion by our Compensation Committee in compensation decisions in accordance with its established discipline and rigor.
The maximum aggregate amount includes base salary, annual cash bonus and long-term equity awards, as well as Company contributions to retirement plans, perquisites and the value of other special services provided to Executive Management. Compensation payable for 2022 will be determined in accordance with our compensation principles as applied by our Compensation Committee.
The compensation principles of our Board and Compensation Committee are described in our Articles of Association and the Compensation Discussion & Analysis section of this proxy statement. The elements of compensation covered by this approval are described in Articles 23 and 24 of our Articles of Association. A significant portion of compensation of Executive Management will remain “at-risk” or “variable”
and dependent on Company and individual performance. At Chubb, base salary generally becomes a lesser percentage of overall compensation the more senior the position.
We expect to continue this emphasis on at-risk compensation, in the form of a variable bonus, stock options, performance shares and time-based restricted stock grants, to align management and shareholder interests. The annual cash bonus and long-term equity awards for 2022 are based on and subject to the Compensation Committee’s consideration of year-end financial results, and will be awarded in 2023 with respect to performance during calendar year 2022.
Our approach to the Swiss-required Executive Management say-on-pay vote in this Agenda Item 11.2 permits shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote in Agenda Item 12 provides shareholders an opportunity to vote looking back at actual compensation paid out to NEOs in the calendar year before the date of the proxy statement. In that sense, the SEC say-on-pay vote will provide additional accountability for the way we use the maximum amounts approved in advance via this Swiss Executive Management say-on-pay vote.
Maximum Aggregate Compensation Dependent Upon Company and Individual Performance

It is important to note that the maximum aggregate amount of compensation is a maximum cap and the Company will not necessarily award the maximum aggregate amount of compensation. Maximum potential awards and payments at the top of applicable ranges will only be made if individual and Company performance meet performance thresholds set by the Board or Compensation Committee in accordance with the Articles of Association and the Company’s bonus and equity incentive plans. Equity awards will be valued at the fair value at the time of grant in accordance with Article 23(e) of our Articles of Association. Actual amounts realized by Executive Management will depend on various factors including our future stock price.
As noted in the following table, the amount actually paid to Executive Management has historically been considerably lower than the maximum amounts pre-approved by shareholders. Nevertheless, we request that our shareholders approve the maximum aggregate amount of $48 million in order to assure that the Company has the flexibility to reward superior performance and to respond to unforeseen circumstances that may arise in calendar year 2022.

Chubb Limited 2021 Proxy Statement	45

Agenda Item 11
Prior Approved Executive Management Compensation and Total Compensation Paid

Compensation For Calendar Year	Amount Approved	Total Compensation Paid	% of Approved Amount
2016	$49 million	$43 million*	88%
2017	$44 million	$35.5 million	81%
2018	$41 million	$35.9 million	88%
2019	$43 million	$39 million	91%
2020	$43 million	$39 million	91%
2021	Shareholders approved $46 million in aggregate compensation

*
Executive Management consisted of five persons.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of Executive Management
For which period does Executive Management compensation approval apply?	The approval applies to compensation for the next calendar year (2022), including variable compensation that may be paid or granted in 2023 based upon satisfaction of 2022 performance objectives.
What does the maximum aggregate compensation amount include?	It includes a lump sum amount for all potential compensation elements for the period, including:
	• Fixed Compensation: – Base salary	• Variable Compensation, including: – Cash bonus – Long-term equity incentive awards – Retirement contributions – Additional personal benefits including limited perquisites
How is future compensation for 2022 valued for purposes of this requested approval?
The proposed maximum aggregate compensation amount for Executive Management will establish a cap on Executive Management compensation for 2022. To calculate depletion of amounts against the cap, cash payments will be valued at the amount actually paid; the proposed amount does not factor in a discount to present value. In accordance with Article 24(e) of our Articles of Association, equity awards will be valued at the fair value on the date of grant, which may be less than the full market value of the shares subject to particular awards. Fair value for awards will be assessed as follows:
•
stock options: the applicable Black-Scholes value at the date of grant

•
time-based restricted stock grants: 100% of the market value of the subject shares as of the date of grant

•
performance share awards: 100% of the market value of the target share component of the award

46	Chubb Limited 2021 Proxy Statement

Agenda Item 11
How is future compensation for 2022 valued for purposes of this requested approval? (continued)
In all cases, amounts actually realized by Executive Management for their equity awards could be less or more than the fair value at time of grant because the stock price for Chubb shares may increase or decrease between the date of grant and the date the awards actually vest, if they vest, or are exercised.
In addition to this potential for share price fluctuation, the fair value of stock options is less than 100% of the value of the shares subject to the options because the options have an exercise price equal to the market value on the date of grant. The fair value of performance shares is less than 100% of the value of the shares subject to the awards on the date of grant because the relevant performance hurdles, for both target awards and premium awards, may not be met. This means that members of Executive Management may realize less than the value of the target awards or no value at all should awards fail to meet performance hurdles. Amounts realized will only exceed the fair value on the date of grant if premium award shares subject to the awards actually vest (in the case of performance share awards) or if the share price on the date of exercise (net of exercise price, in the case of stock options) exceeds the share price at the time of grant.
In the Summary Compensation Table of this proxy statement and in our Swiss Compensation Report contained in the Annual Report, stock options are valued at a Black-Scholes value, and performance shares are reflected at 100% of the value of the target award. The Summary Compensation Table also includes in a footnote information about the grant date full (potential) value of performance share awards granted in 2020 to our NEOs.

Who determines the actual compensation for each individual member of Executive Management?
The Board or the Compensation Committee determines the actual individual compensation of each member of Executive Management, subject to the maximum aggregate compensation amounts ratified by the shareholders and other limitations contained in the Articles of Association and the Company’s bonus and equity incentive plans. The actual aggregate amount of compensation paid to the individual members of Executive Management may be lower than the maximum aggregate compensation amount for which the Board is seeking ratification. This is because the maximum aggregate compensation amount is calculated based on the assumption that all performance and other measures of applicable bonus and equity-based compensation plans are met or substantially exceeded.

Where Can I Find More Information about Executive Management Compensation?

The Compensation Discussion & Analysis section of this proxy statement contains detailed information about executive compensation for our NEOs. Under Swiss law, we also publish our annual audited Swiss Compensation Report, which contains compensation information for our Executive Management, and it is included within our Annual Report. These documents are available to shareholders in their proxy materials.
Chubb Executive Management, Role and Compensation

Executive Management has accountability for corporate strategy, providing constant leadership to the organization on the execution of that strategy, and ensuring that the financial performance of the Company creates shareholder value both in the short and long term.
Chubb’s Executive Management receives both fixed and variable compensation for their work. The majority of their compensation is variable, in the form of annual cash bonus and long-term equity awards — both of which are directly linked to the financial and operating performance of the Company.
The determination of annual variable compensation follows from a thoughtful and disciplined assessment of Company performance in both absolute and relative terms, fostering clear alignment between annual compensation and Company financial and operating performance.
Process Used to Determine Maximum Aggregate Compensation for Executive Management

The Board of Directors calculates the maximum aggregate compensation amount based on the assumption that compensation for Executive Management will be at the maximum of all applicable ranges, meaning that all individual and Company performance criteria are met or substantially exceeded. Actual compensation determinations and awards are subject to Board or Compensation Committee determination after the Annual General Meeting. If the Board of Directors were to decide that Executive Management deserves compensation and awards in excess of the maximum amount approved by shareholders, we would pay such amounts only with subsequent shareholder approval for that additional amount.
If performance criteria are not met, then the actual aggregate amount of compensation paid to the individual members of Executive Management will be significantly lower than the

Chubb Limited 2021 Proxy Statement	47

Agenda Item 11
maximum aggregate compensation amount for which the Board is seeking approval.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount, our Articles of Association requires the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders, and the Company may pay compensation to Executive Management subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s executive compensation arrangements and could detrimentally impact the Company’s ability to attract and retain members of Executive Management.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
48	Chubb Limited 2021 Proxy Statement

Agenda Item 12
Advisory Vote to Approve Executive Compensation under
U.S. Securities Law Requirements
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2020, including in the Compensation Discussion & Analysis, compensation tables and related material disclosed in this proxy statement. We refer to our named executive officers, who are determined based on relevant compensation and applicable SEC rules, as NEOs.
Explanation

This proposal, commonly known as the SEC’s “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation for the fiscal year ended December 31, 2020. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
This Agenda Item 12, required by the SEC under Section 14A of the Exchange Act, and the immediately preceding Agenda Item 11.2, required by Swiss law, provide our shareholders with a prospective and retrospective voice on executive compensation. The Swiss executive say-on-pay vote is designed as a pre-approval so that we can clarify shareholder intent and direction before the year actually begins, which provides helpful certainty for our Company, our Executive Management and our shareholders.
The SEC say-on-pay vote generally covers the calendar year prior to the date of our proxy statement. As a result, our approach to Swiss executive say-on-pay will allow shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote provides for a look-back to the calendar year before the date of the applicable proxy statement. The SEC say-on-pay vote keeps us accountable for the way we actually use the maximum amounts approved in advance via the Swiss executive say-on-pay vote. Our Board and Compensation Committee value and will use this feedback to continually evolve our compensation programs.
The SEC say-on-pay vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the
Compensation Committee value the opinions of our shareholders and will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. To the extent there is any significant vote against NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate the voting results and any actions necessary to address those concerns.
Shareholders should review the Compensation Discussion & Analysis beginning on page 79 and the executive compensation tables and related narrative disclosure in this proxy statement for information about the compensation of our NEOs. Our NEOs for 2020 are Evan G. Greenberg, Chairman and Chief Executive Officer; Philip V. Bancroft, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; Paul J. Krump, Vice Chairman, Global Underwriting and Claims; and John J. Lupica, Vice Chairman and President, North America Insurance.
Our Compensation Program

The goal of our compensation program is to fairly compensate our employees and to enhance shareholder value by closely aligning our executive compensation philosophy and practices with the interests of our shareholders.
We compete for executive talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. We believe our compensation programs are effective in attracting and retaining the highest caliber senior executives with the skills necessary to achieve our strong financial and operating performance objectives.

Chubb Limited 2021 Proxy Statement	49

Agenda Item 12
Our compensation practices are structured to:
•
pay for performance;

•
encourage business decision-making aligned with the long-term interests of the Company; and

•
support the human resource requirements of our business in all the markets, globally, in which we operate.

We continually evolve our executive compensation practices to reflect the highest global standards. Our performance-based compensation criteria include key financial performance metrics, relevant business unit performance objectives and non-quantitative objectives that support our long-term strategic plan.
We are asking our shareholders to indicate their support for our NEO compensation as described on pages 79-120 of this proxy statement, which include the Compensation Discussion & Analysis section and the compensation tables and related narrative disclosure.
Accordingly, we ask our shareholders to vote “FOR” the proposal at the Annual General Meeting to approve, on an advisory basis, the compensation paid to the Company’s NEOs.

Key features of our executive compensation practices and policies include:
•
Detailed individual and Company performance criteria;

•
More than half of equity grant for all NEOs in the form of performance shares

•
Performance shares linked to key operating metrics (tangible book value per share growth and P&C combined ratio), with TSR used only as a modifier for premium awards;

•
Three-year cliff vesting and no second-chance “look-back” vesting opportunities for performance shares;

•
Carefully constructed peer groups, re-evaluated at least annually;

•
No tax reimbursements or gross-ups for U.S.-based senior management;

•
Clawback of incentive cash and equity (vested and unvested) compensation;

•
No new pledging of Chubb shares owned by executive officers or directors;

•
Mandatory executive share ownership guidelines; and

•
No hedging of Chubb securities.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
50	Chubb Limited 2021 Proxy Statement

Agenda Item 13
Shareholder Proposal Regarding a Report on Law Enforcement
Liability Insurance
[As of the date this preliminary proxy statement was filed with the SEC, we are awaiting a response from the Staff of the SEC on our no-action request to exclude the following shareholder proposal from our proxy statement and other proxy materials. We intend to exclude the shareholder proposal provided that the Staff of the SEC concurs that we have a basis for such exclusion.]
Agenda Item

Information regarding a shareholder proposal is set forth below. Arjuna Capital, as representative of David M. Boghossian, the owner of 44 of our Common Shares as of the date the proposal was submitted, has given us notice that it intends to present this proposal at the Annual General Meeting. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponent and its representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4400.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
Police Brutality
Whereas: Thousands of police misconduct lawsuits are filed annually — costing taxpayers over 300 million dollars in 2019. The murders of George Floyd, Breonna Taylor, and Black Americans at the hands of police has strengthened the Black Lives Matter movement and calls for police reform.
There is increased scrutiny of law enforcement liability insurance policies, law enforcement errors, and misconduct by those seeking damages for victims of racist police brutality and civil rights abuses. Insurance policyholder attorney Alexander Brown notes the importance of insurance:
“[I]n these cases where you’re trying to come to a resolution outside of a verdict, the existence of insurance is critical. It’s the most critical part of the entire settlement process…What I see now with the Black Lives Matter is that there’s going to be a whole lot of investigation into whether various municipalities or police entities have policies or practices that discriminate against African-Americans, and that’s going to be established with respect to numerous cities.”
John Rappaport, University of Chicago Law School, points out the risk of moral hazard:
“If insurance companies are not doing a good job at trying to manage the risk, they could actually be making things worse. This is the idea of moral hazard, right? When you get insurance coverage, you drive a little bit less carefully.”
Insurance companies often work with police departments on policies and training. The United States Commission on Human Rights’ report “Police Use of Force: An Examination of Modern Policing Policies” highlights studies showing liability insurance may increase police accountability:
Insurance companies exert pressure on police departments to reduce uses of force that may result in large settlements or court-ordered damages that the insurance company must then pay out. Through lower premiums and deductibles, private insurance encourages departments to engage in “better training, better use of force policies, better screening in the hiring process, and even the firing of bad cops.” (Rappaport)
While private insurance is “no panacea,” especially since many large cities are self-insured and therefore lack the external pressure for reform, insurance companies may nonetheless play an important role in increasing police accountability. (Washington Post)
Chubb provides law enforcement liability insurance but doesn’t disclose polices or programs to reduce the risk of racist police brutality, such as training, education, or audits.
The public reexamination of police conduct places current legal practice under challenge, creating public policy risk. “Qualified immunity,” which prevents lawsuits against individual officers, unless they violate federal law, is being called into question. A

Chubb Limited 2021 Proxy Statement	51

Agenda Item 13
New York state lawmaker introduced legislation to require individual officers to carry liability coverage.
Resolved: Shareholders request Chubb report on current company policies, and options for changes to such policies, to help ensure its insurance offerings reduce and do not increase the potential for racist police brutality, nor associate our brand with police violations of civil rights and liberties. The report should assess related reputational, competitive, operational, and financial risks, and be prepared at reasonable cost, omitting proprietary, privileged or prejudicial information.
End of Proposal and Proponent’s Statement of Support

Statement of the Board of Directors’ Opposition to the Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it.
Summary

We respect and share the proponent’s underlying concerns about racial injustice. Chubb has been prominent and public in its stand against racism and we are engaged in a wide range of corporate citizenship activities intended to promote racial equality within our company and more broadly throughout society. We are engaged in this work because we recognize the devastating effects that racism, intolerance and violence have on our society.
But our shared interest in advancing racial justice is not a sufficient basis to adopt this proposal, which is premised on a fundamentally flawed understanding of how Chubb conducts its business. The proposal ignores the fact that Chubb writes only a de minimis amount of insurance that could cover law enforcement liability and already has in place underwriting and risk management policies to assess and manage risks relating to insuring law enforcement conduct. Many of these policies and positions are publicly and prominently disclosed on our website. Notably, the proponent has not provided, and we are not aware of, any credible evidence suggesting that the type and magnitude of insurance Chubb writes reduces or increases, directly or indirectly, actual or potential racist police brutality or civil rights violations. Police brutality is a legitimate public concern, but there is no demonstrable connection between police brutality and Chubb’s business.
In the absence of any such connection, there is no basis for the proposal’s requirement that Chubb consider changes to its policies to prevent police brutality. Nor is there any basis to require Chubb to devote resources to study the proponent’s specific public policy concerns, imposing proponent’s priorities over the Company’s determination of how best to use its resources in addressing public policy issues. In making this determination, Chubb, among its many Citizenship activities, has provided support for initiatives intended to improve police-community relations. One intent of these initiatives is to reduce the incidence of violence in police-community relations. Chubb made this commitment long before we received the proposal.
In short, our Board recommends “AGAINST” this proposal because there is no demonstrable connection between police brutality and the Company’s business and because the
Company is already engaged in a wide range of business and Citizenship activities intended to advance racial justice.
Chubb’s Anti-Racism Commitment

We have determined to combat racial injustice and advance racial equity through public advocacy, financial commitments to fostering equality and justice, and internal policies that commit Chubb to anti-racism, diversity, equity and inclusion.
As a good corporate citizen and as part of our charitable efforts, we have taken significant steps to address racial injustice. We have made a public commitment to racial justice and diversity, equity and inclusion, led by our Chairman and CEO, Evan Greenberg, who has publicly and actively denounced racism, intolerance and violence. Also, through the Chubb Rule of Law Fund, a unique corporate charitable initiative we founded in 2008, we have supported 62 projects in countries around the world focused on improving access to justice, addressing racial disparities in the criminal justice system, strengthening courts, fighting corruption and creating the conditions of security and freedom in which our customers, employees and fellow citizens can thrive.
Among other projects, the Chubb Rule of Law Fund has supported the advancement of community-police relationships through funding the expansion of Equal Justice USA’s program, “From Trauma to Trust,” to cities across the United States. This program brings police officers and community residents together to improve trust and fairness in community policing by learning how historical and personal trauma affects their interactions with and perceptions of one another.
In addition to our corporate Citizenship initiatives, we are active, vocal and public in supporting and committing to racial equality and anti-racism internally in our relationship with employees and externally in our relationships with business partners. For example, following the 2020 race-related protests across the U.S., Mr. Greenberg released a public statement affirming that “[a]n issue that concerns all of us is the persistent challenges arising from bigotry, racism and racial injustice in society, particularly for Black people. The events that have unfolded across our nation in recent months have focused our attention on what we should do as citizens and as a company. . . We believe we have a responsibility to do our part — with candor, open minds and a commitment to change.”

52	Chubb Limited 2021 Proxy Statement

Agenda Item 13
Chubb’s Risk Management Practices

The gist of the proposal is that Chubb’s risk management process is flawed with respect to the risks arising from police brutality. This assumption reflects a lack of understanding of Chubb’s risk management process. As an insurance company, risk management is intrinsic to our products, including coverage relating to police liability. We have a robust risk management framework that is fundamental to our business. Risk management is embedded into our day-to-day business operations and is applied to all of our offerings, including law enforcement liability coverage. Our enterprise risk management framework provides a cohesive approach to the identification, assessment, management and mitigation of risk, including such risk controls as policies, guidelines and authorities.
For example, as part of the underwriting process, we carefully review many important factors relating to whether to cover police liability and at what price, which can include loss history (i.e., whether any claims relating to police liability have been paid in the past), the accreditation of the police department, and department policies regarding matters such as use of force and domestic violence and community relations. The types of policies that offer police liability coverage are generally renewable annually, giving Chubb the ability to determine not to renew the police liability coverage, increase or decrease premiums, change terms, or lower total coverage based on claims experience or other factors based on actuarial science, accounting and other considerations. If Chubb chooses not to cover police liability for a municipality, we can and do add a law enforcement exclusion to the policy.
The steps already taken through our underwriting and risk management processes clearly establish that our products do not condone, promote or contribute in any way, shape or form to racist police brutality. To suggest that Chubb’s insurance offerings encourage bad acts is antithetical to our business model and our ethos of helping our clients and customers manage risk appropriately.
Chubb’s Minimal Law Enforcement Liability Insurance Offerings

Chubb’s 2020 gross premiums written were $41.3 billion. Of that amount, gross premiums written for coverage that may include law enforcement activities constituted significantly less than 0.1%.
Further, the 0.1% is significantly over-inclusive. Chubb does not write standalone liability insurance to police departments or police officers. We write policies that may include law enforcement liability coverage through a limited number of insurance products, primarily for individual municipalities or groups of municipalities, and all products that include law enforcement liability coverage do so as only one of many components of the coverage. For example, municipal policies cover damage to municipal property, fire and ambulatory care, other municipal services, and accidents such as slip-and-falls occurring on municipal property. Because law enforcement liability is not a separate product offering, we cannot measure premium with respect to only that particular coverage and can only measure product types that may include such coverage. Thus, even the significantly less than 0.1% number includes aggregated premium covering a wide variety of coverages and policies, and includes policies of a similar type where law enforcement is excluded from coverage.
The Proposal Would Not Advance Chubb’s Efforts to Combat Racism Because of an Insufficient Link to Our Business

Critically, the proposal does not provide data to support a link between our insurance offerings and racist police brutality or police violations of civil rights and liberties, instead relying on unsubstantiated assumptions and conjecture to posit that a link could exist — which we do not believe to be true. Our business is insurance. We do not provide police services nor provide training to police departments or officers. We are not experts on the use of force. We do not consult on law enforcement or police behavior, prepare policies to be administered by police departments, or create or sell products that police can use in the conduct of their law enforcement duties. As described above, we also do not write standalone liability insurance to police departments. Nor do we manage pools of police departments or municipalities that group together for lower insurance rates.
In addition, none of our policies with a law enforcement liability component cover criminal conduct.
The proposal appears to quote a number of articles for its assertion that liability insurance may increase police accountability, but each one of these articles rely on the same source — a single law review article in which the author asserts that insurers might be able to influence the behavior of law enforcement, while simultaneously acknowledging that “[l]egal scholars know next to nothing about the effect of [police liability insurance] on police behavior — either its potential or its pitfalls.” The article admits that the author does not have empirical evidence to support his theories. Further, the author specifically states that insurers are particularly unlikely to be able to influence race-related police misconduct: “[c]ertain kinds of misconduct, like racial profiling, are largely resistant to regulation-by-insurance”. So the proponent’s central claim about the proposal is unfounded. (John Rappaport, How Private Insurers Regulate Public Police, 130 Harv. L. Rev. 1539 (2017).)
Chubb’s risk management is data-driven and evidence-based. We require evidence and data to make risk management decisions, and we have not been presented with such data to substantiate that our offerings reduce or increase racist police brutality, or that publishing a report would be useful to that end.

Chubb Limited 2021 Proxy Statement	53

Agenda Item 13
AGAINST Recommendation

We do not believe that proponent’s request merits shareholder support, given:
•
how little law enforcement liability coverage we write among thousands of coverages and products that we offer in 54 countries and territories worldwide;

•
our already-implemented risk management practices with respect to this coverage;

•
our demonstrated and real commitment to racial justice; and

•
the proponent’s lack of evidence to support that a report from Chubb would have any impact on the issue of racist police brutality.

Otherwise, any social issue, no matter how tangential to our business, could require a report or other specific action, whether or not warranted, which would divert significant time, effort and corporate resources from our business and the other more effective ways we believe we can address important issues.
Specifically, keeping central the interests of our shareholders, we have determined that the most effective way for Chubb to combat racial injustice is through our charitable contributions, advocacy and anti-racist policies and programs.
Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
54	Chubb Limited 2021 Proxy Statement

Corporate Governance
Overview

We are committed to the highest levels of ethical conduct. This commitment is reflected in our corporate governance and in the foundation of our corporate values and culture. As an insurance company, we are in the business of managing risk. Our corporate governance helps us mitigate and manage risks by providing clear lines of oversight and responsibility for management and the Board. We review and evolve corporate governance regularly.
Our Board of Directors’ corporate governance policies comply with the rules of the SEC, the listing standards of the NYSE and Swiss law. Our compliance with U.S. laws includes compliance with the Sarbanes Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and other statutes applicable to corporations doing business in the U.S. To balance our NYSE listing and Swiss incorporation requirements, we:
•
adhere to SEC and NYSE governance and compensation regulations and best practices; and

•
comply with Swiss corporate laws that impose various additional restrictions and requirements, including our implementation, through our Articles of Association and presentation of annual ballot items for our shareholders, of Swiss corporate governance and compensation requirements.

We have adopted Organizational Regulations, Corporate Governance Guidelines and Categorical Standards for Director Independence covering issues such as executive sessions of the Board of Directors, director qualification and independence standards, Board leadership, director responsibilities and procedures, director equity ownership guidelines, management evaluation and succession, and Board self- evaluations. Our Board has established committees that help with oversight of the Company and its operations, and these committees govern themselves pursuant to the Organizational Regulations and charters that are reviewed at least annually and amended as necessary.
Corporate Governance Documents

The following governance documents are available in the Investor Relations section of our website at investors.chubb.com/investor-relations/corporate-governance/highlights-and-governance-documents:
•
Articles of Association

•
Organizational Regulations

•
Corporate Governance Guidelines

•
Committee Charters

•
Categorical Standards for Director Independence

•
Code of Conduct

•
Policy on Fair Disclosure

You may also request copies of any of these documents by contacting our Investor Relations department:
Telephone — +1 (212) 827-4445; or
E-mail — investorrelations@chubb.com

Chubb Limited 2021 Proxy Statement	55

Corporate Governance — Our Corporate Governance Framework
Our Corporate Governance Framework
Board Independence
•
The Board has determined that 13 out of 14 of our current directors (and 12 out of 13 of our director nominees) are independent under NYSE regulations and our Categorical Standards for Director Independence.

•
Our CEO is the only non-independent director.

Board Composition
•
Under Swiss law, only our shareholders can elect directors and determine Board size. Our Board may not appoint directors to fill vacancies.

•
Our Nominating & Governance Committee regularly reviews Board composition and the skills, qualifications, experience and other attributes of Board members, both individually and collectively, including consideration of tenure and diversity factors.

•
50% of our current directors have served on the Board for 7 years or less, and one new nominee is proposed for election.

•
Individuals may not be nominated or re-nominated to the Board after they reach 75 years of age; this prohibition may be waived from time to time as deemed advisable by the Board.

•
Our Corporate Governance Guidelines provide that a director that is a public company chief executive should not sit on more than one public company board (excluding Chubb).

Board Committees
•
Five standing Board committees — Audit, Compensation, Nominating & Governance, Risk & Finance and Executive.

•
All committees are composed entirely of independent directors, with the exception of the Executive Committee (our Chairman and CEO serves on the Executive Committee).

Leadership Structure
•
Our Chairman is CEO of our Company. He interacts closely with our independent Lead Director, who is appointed by the other independent directors. A new Lead Director was appointed in 2020.

•
Our Lead Director ensures an appropriate level of Board independence in deliberations and overall governance, and chairs executive sessions of the independent directors to discuss certain matters without management present. These executive sessions take place at least every regular Board meeting.

•
Lead Director’s responsibilities also include the ability to convene Board meetings and establish the Board agenda (with the Chairman).

Risk Oversight
•
Our full Board and the Risk & Finance Committee are responsible for risk management oversight, with individual Board committees responsible for overseeing specified risks.

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

•
During 2020, our Board communicated regularly with management and received updates both during and outside the regular meeting cycle regarding COVID-19 and the Company’s business and operational responses.

Open Communication
•
We encourage open communication and strong working relationships among the Lead Director, Chairman and other directors.

•
Our directors have access to members of management and employees, and our Lead Director and members of our committees regularly communicate with members of management other than the CEO on a variety of topics.

•
Shareholders and other interested parties can contact our Board, Audit Committee or Lead Director by email or regular mail.

56	Chubb Limited 2021 Proxy Statement

Corporate Governance — Our Corporate Governance Framework
Shareholder Input
•
We conduct a robust annual shareholder outreach program to discuss trends, topics and issues of interest with shareholders and to solicit feedback. We strongly encourage shareholders to set the agenda for engagement discussions.

•
Chubb participants in meetings include relevant members of management and at times members of our Board, including our Lead Director and Compensation Committee Chair.

Accountability to Shareholders
•
Shareholders annually elect our Chairman, all directors (by majority vote) and members of our Compensation Committee.

•
There is no plurality concept built into our shareholder voting, unless the number of nominees exceeds the maximum number of director positions as set by shareholders in our Articles of Association. That is because shareholders can determine the number of Board positions, and all nominees who receive a majority of votes cast are, by law, elected to the Board.

•
Under Swiss law, a director cannot remain in office if they do not receive the requisite majority shareholder vote.

•
Shareholders annually approve in binding votes the maximum compensation of our directors and Swiss Executive Management.

Succession Planning/ Talent Management
•
Our Board actively monitors our succession planning and management development.

•
Chairman and CEO succession plans under various scenarios are discussed and reviewed annually.

•
Human capital management is a full Board topic. Senior management provides our Board with regular updates on employee engagement, diversity and retention matters. We are focused on, and our leaders are accountable for, improving gender balance and multicultural representation at the officer level and in talent development and acquisition.

Chubb Limited 2021 Proxy Statement	57

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Governance Practices and Policies that Guide Our Actions

Our Code of Conduct

Our Board has adopted a Code of Conduct applicable to all directors, officers and employees, which sets forth the basic principles to guide their day-to-day activities. The Code of Conduct addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws and regulations (including insider trading laws) and reporting illegal or unethical behavior.
Director Stock Ownership Requirements

A substantial portion of our directors’ compensation consists of restricted stock awards. Our Corporate Governance Guidelines require minimum equity ownership of $600,000 for outside directors (based on stock price on date of award). Each director has until the fifth anniversary of his or her initial election to the Board to achieve this minimum. All of our outside directors who have served for at least five years satisfy Chubb’s director equity ownership requirements. Our outside directors are also subject to prohibitions on pledging and hedging Common Shares.
Executive Sessions of Directors

Our independent directors meet for an executive session of the Board at each quarterly Board meeting. Our CEO is our only non-independent director and does not attend these sessions. Our Lead Director, currently Michael P. Connors, is the presiding director for Board executive sessions of independent directors. Executive sessions are also common for special meetings of the Board and ad hoc committees that are created from time to time to provide oversight over specific matters. Similarly, our Board committees (other than the Executive Committee) generally conduct an executive session at their meetings, with only committee members and no members of management present.
Continuing Education for Directors

We provide ongoing programs for directors covering, among other things, the Company’s business, organizational and management structure, results of operations and financial condition, including critical accounting policies, budgets and forecasts, and corporate governance and risk management. Directors are encouraged to attend these and other appropriate continuing education programs. Onboarding is also provided for new directors. In addition, a number of our directors attended outside director education programs in 2020.
Related Party Transactions Guidelines

We have adopted Related Party Transactions Guidelines that require our Nominating & Governance Committee or Board to review and approve or ratify certain transactions between Chubb and any related parties. For additional information, see “What is Our Related Party Transactions Approval Policy and What Procedures Do We Use to Implement It?”.
Shareholder Outreach Program

We recognize the value in maintaining open lines of communication with our shareholders and consequently we consider our robust shareholder outreach program to be a vital governance tool.
We understand that engagement is more important than ever to our shareholders and therefore seek to engage with them on a regular basis throughout the year. These engagement discussions take place both during and away from the annual meeting cycle, providing us with ample opportunity to better understand and thoughtfully consider our shareholders’ key issues and concerns. Chubb participants include relevant members of management and at times members of our Board, including our Lead Director and Compensation Committee Chair.
The primary purpose of our shareholder outreach program is to discuss and solicit feedback about corporate governance, executive compensation and other matters. Increasingly, we also discuss our Citizenship (ESG) initiatives and related factors affecting our Company. We also strongly encourage our participating shareholders to set the agenda for these meetings and address any trends, topics or issues that they wish to discuss with us.
Management and the Board recognize the value of taking our shareholders views into account. Feedback from our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations and Citizenship efforts.
In 2020, we solicited our 50 largest shareholders, representing approximately 68% of our outstanding Common Shares, to discuss a variety of corporate governance (including Board composition and leadership), executive compensation and other ESG topics, such as climate change, human capital management, diversity and inclusion, and the Company’s response to COVID-19. Shareholders representing approximately 44% of our outstanding Common Shares accepted our request for engagement.

58	Chubb Limited 2021 Proxy Statement

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Open Lines of Communication

The Chubb Ethics Help Line is a free, confidential service available 24 hours a day for questions or concerns about ethics or integrity at Chubb. Please visit our website for specific contact information at: investors.chubb.com/investor-relations/corporate-governance/chubb-ethics-help-line.
We also have a process for shareholders, employees and other interested parties to send communications to the Board:
To contact the Board about accounting or auditing matters, you may send an e-mail to the Chair of the Audit Committee at: chmnaudit@chubb.com. The Corporate Secretary has access to this e-mail address. For other matters you may send an e-mail to: corpsecy@chubb.com. You may also contact the Lead Director, any independent director, the Chairman of the Board, or the Chair of any Board committee by sending an e-mail to our Lead Director at: LeadDirector@chubb.com. The Corporate Secretary has access to this e-mail address.
If you wish to send written communications, please mail to the Board of Directors, c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. The Corporate Secretary will forward communications to the Board to the Lead Director.

Chubb Limited 2021 Proxy Statement	59

Corporate Governance — Citizenship at Chubb
Citizenship at Chubb

Protecting the Present and Building a Better Future

Good corporate citizenship lies at our core — how we practice our craft of insurance, how we work together to serve our customers, how we treat each other, and how we work to help make a better world for our communities and our planet. Citizenship is about responsibility — and we express that responsibility in a way that reflects our core values and our mission to protect the present and build a better future.
We accomplish our mission by providing the security from risk that allows people and businesses to grow and prosper. Our mission is realized by sustaining a culture that values and rewards excellence, integrity, inclusion and opportunity; by working to protect our planet and assisting less fortunate individuals and communities in achieving and sustaining productive and healthy lives; and by promoting the rule of law.
From our roots in 18th century Philadelphia, we have built Chubb to be a dynamic, forward-looking global enterprise with a commitment to responsible citizenship. We act on this promise of responsibility through a wide range of activities that include our contributions of time and money.
Underlying our mission and commitment is a strong leadership and governance structure. At the senior executive level, our management Executive Committee oversees our Citizenship program, led by our General Counsel in that regard, and ensures that our activities and policies are consistent with Chubb’s culture, values and mission. Our Board of Directors has delegated to our Nominating & Governance Committee responsibility for overseeing Chubb’s Citizenship (ESG) activity, and other Board committees monitor and review specific Citizenship-related matters in accordance with their charters. Citizenship also remains a full Board topic.
We are also active in engaging with key stakeholders (including our shareholders, employees, rating agencies, interest groups and others) on our Citizenship initiatives and consider their feedback.
Set out below are just a few of the many initiatives that we are proud of and hope you find of interest. As part of our commitment to accountability and transparency, we also provide regular reports and updates on our Citizenship and sustainability initiatives, including an annual environmental report and an annual report on political activity. For more information, including access to these reports, visit our website at: chubb.com/us-en/about-chubb/citizenship.html.

Philanthropy

The Chubb Charitable Foundation believes that meaningful contributions that support our communities globally provide lasting benefits to society, to Chubb and to Chubb employees. Through philanthropy, global partnerships and Company-sponsored volunteer activities focused on giving the gift of time and donations, the foundation supports clearly defined projects that solve problems with measurable and sustainable outcomes, helping people in the countries where we live and work build productive and healthy lives.
Our philanthropy is funded principally through the Chubb Charitable Foundation and the Chubb Rule of Law Fund. Our commitment to assist those less fortunate and to be stewards of the planet is focused on the areas of education, poverty and health, and the environment. In the last decade, Chubb has contributed more than $100 million to the foundation.
For example, the Chubb Charitable Foundation has supported the International Rescue Committee. Through partnerships with The Nature Conservancy, Rainforest Trust and other conservation organizations, the foundation supports programs to save endangered wildlife, protect threatened lands and waters, and promote resiliency. Additionally, the foundation serves as a major partner for Teach for America and Teach for All programs in the U.S. and globally. In 2020, Chubb committed $10 million to pandemic relief efforts globally.
As part of our commitments to expand and enhance our broader diversity, equity and inclusion agenda, we are working through the Chubb Charitable Foundation and the Chubb Rule of Law Fund to support a range of programs to address inequality and promote social, economic and racial justice.

60	Chubb Limited 2021 Proxy Statement

Corporate Governance — Citizenship at Chubb

Environment

Chubb recognizes the reality of climate change and the substantial impact of human activity on our planet. We realize our commitment to be a steward of the earth in a number of ways: recognizing and responding to the reality of climate change across our businesses; managing environmental risk for our customers with innovative products and risk engineering solutions; supporting environmental resiliency projects throughout the world; protecting biodiversity and saving land through our philanthropy; and reducing the environmental footprint of our own operations.
Chubb develops insurance products and risk management services that facilitate market-based solutions to current and pending environmental and climate-related issues.
The Chubb Charitable Foundation and the Company’s employees support a range of environmental philanthropies, as well as volunteer activities in local communities around the world.
In 2019, Chubb adopted a new policy concerning coal-related underwriting and investment and established new science-based greenhouse gas (GHG) emissions reduction goals using 2016 as the baseline. By the end of 2019, the Company achieved its first goal to reduce absolute GHG emissions by 20% and is committed to its long-term goal of reducing absolute GHG emissions 40% by 2035.

Diversity, Equity & Inclusion

Chubb operates within a dynamic and changing global environment where marketplaces and customers are culturally diverse and broad. Meeting diverse customer needs requires the best minds collaborating in a rewarding and supportive environment. We recognize our responsibility to ensure opportunity within our own organization by creating an atmosphere where all colleagues, regardless of who they are, feel comfortable bringing their best to the table. Our strategy for diversity, equity and inclusion (DE&I) is designed to support Chubb’s ability to attract, develop and retain the best talent — regardless of background.
Chubb’s culture holds true to the principles of accountability and ownership and requires collective and individual responsibility. Making and sustaining progress requires holding leadership accountable; developing and advancing diverse talent; increasing gender and multicultural leadership diversity; and deploying inclusive recruitment, development and promotional practices.
In 2020, Chubb committed to take specific actions related to racial equity in recruitment, career development and advancement opportunities; promoting a greater sense of belonging for Black colleagues; and increasing the knowledge and understanding of the Black employee experience through open two-way dialogue and education. These actions support our goal of becoming an anti-racist company.
Other DE&I initiatives include mentorships and affinity groups, such as Business Roundtables and Regional Inclusion Councils, which promote dynamic networking across the business and engage hundreds of employees in constructive dialogue.

Chubb Rule of Law Fund

As a corporate citizen, Chubb recognizes the rule of law as the foundation of a liberal world order that the Company embraces as essential to the proper functioning of markets and the protection of personal freedoms. Through the Chubb Rule of Law Fund, a unique corporate initiative, we support projects around the world that promote the preservation and advancement of the rule of law.
Since it was founded in 2008, the Fund has supported 62 projects in countries around the world focused on improving access to justice, strengthening courts, fighting corruption and creating the conditions of security and freedom in which our customers, employees and fellow citizens can thrive.
The events that unfolded across the U.S. in 2020 focused Chubb’s attention on the persistent challenges arising from bigotry, racism and racial injustice in society, particularly for Black people. The Fund has recently committed to funding seven projects aimed at alleviating inequities in the administration of justice, including inequities arising from existing and historic racism. Among them are initiatives to improve trust and fairness in community policing, address racial disparities in the criminal justice system, build an international refugee legal regime for the 21st century and provide important training for judges in Guatemala to help promote greater independence and integrity in the judicial process.
The Chubb Rule of Law Fund is funded by the Chubb Charitable Foundation and contributions from 15 of Chubb’s partner law firms.

Chubb Limited 2021 Proxy Statement	61

Corporate Governance — The Board of Directors
The Board of Directors

Our Board oversees our business and monitors the performance of management. The directors keep themselves informed by discussing matters with the CEO, other key executives and our principal external advisors, such as legal counsel, outside auditors, and other consultants. They also receive and review reports and updates from management and third parties, participate in Board and committee meetings and attend relevant conferences and other educational sessions.
Board Meetings

The Board usually meets a minimum of four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met five times during 2020. During 2020, the Board also received regular updates and communicated with management outside the regular meeting cycle on COVID-19 business and operational matters.
All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member that were held during 2020.
Director Independence

The Board has determined that the following directors and nominees are independent under the listing standards of the NYSE: Michael G. Atieh, Sheila P. Burke, James I. Cash, Mary Cirillo, Michael P. Connors, John A. Edwardson, Robert J. Hugin, Robert W. Scully, Eugene B. Shanks, Jr., Theodore E. Shasta, David H. Sidwell, Olivier Steimer, Luis Téllez and Frances F. Townsend. Our independent directors constitute (and assuming all our nominees are elected, will constitute) a substantial majority of our Board of Directors.
In making its determination of independence, the Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between the Company and these directors and nominees. With respect to Luis Téllez, the Board also considered that he has served as a consultant to the Board in anticipation of his nomination as a director and that he previously served on the Company’s international advisory board, but determined that neither constituted a material relationship with the Company.
Director Nomination Process

The Board’s Nominating & Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. The Nominating & Governance Committee considers each person’s judgment, experience, independence and understanding of our business or other related industries, as well as other factors it determines are relevant in light of the needs of the Board and the Company. The Nominating & Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to invite the candidate to be a nominee for election to the Board.
In accordance with its charter, the Nominating & Governance Committee may identify and consider director nominees from various sources. The Nominating & Governance Committee will consider shareholder recommendations for director candidates, but the Nominating & Governance Committee has no obligation to recommend such candidates. Assuming that appropriate biographical and background material (including qualifications) is provided for candidates recommended by shareholders, the Nominating & Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources.
Board Composition and Skills Review

Our Nominating & Governance Committee reviews at least quarterly the individual and collective skills and attributes of Board members. Board members should have individual backgrounds that, when combined, provide a portfolio of diverse experience and knowledge that serve our governance and strategic needs well.
As part of its review the Nominating & Governance Committee considers a variety of skills, qualifications and experiences criteria in evaluating collective Board composition and assessing individual directors and director candidates, some of which are noted in the table below, as well as Board size, tenure and refreshment.
In addition, the Board values other important factors such as professional reputation, diversity and collegiality. Directors must demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Directors should also be able and prepared to provide wise and thoughtful counsel to management on the full range of potential issues facing the Company. They should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.

62	Chubb Limited 2021 Proxy Statement

Corporate Governance — The Board of Directors
Skills, Qualifications and Experiences Criteria
• Corporate Strategy • CEO Experience or Similar • Digital/Technology/IT • Financial Literacy/Accounting • Financial Services Industry • Governance/Compliance (including ESG matters)	• Government/Regulatory/ Public Policy • Insurance and Reinsurance Industry • International Business • M&A/Business Development
The above list is not exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Board Diversity

We believe that a variety of perspectives, opinions, backgrounds and tenure among the members of the Board is critical to the Board’s ability to perform its duties and various roles. We strive to maintain, and we encourage, diversity of thought and viewpoint among Board members, which makes the body as a whole more effective. Our Board includes ethnic, racial and religious minorities, members from multiple countries, men and women, and people from many walks of life and disciplines. The make-up and diversity of the Board has evolved, and broadened, as Chubb has grown and evolved as a company, and continued diversity is expected. A description of the various skillsets, attributes and experiences of each of our director nominees is set forth in Agenda Item 5. Our Board is currently composed of 14 members, of which 13 are independent, the average age is 68, three are women, and one is a racial or ethnic minority; in addition, a director nominee who is currently serving as a consultant to the Board is a racial or ethnic minority. Of our slate of 13 director nominees, 12 are independent, the average age is 67, three are women, one is a racial or ethnic minority and one of our retiring directors is a racial or ethnic minority.
At Chubb, we recognize, respect and actively support diversity, including at the Board level. Board composition is discussed at every regular Nominating & Governance Committee meeting. The Nominating & Governance Committee was established in large part to focus on Board composition matters, and consideration of relevant criteria help ensure that the Board, as it evolves, will have the collective skills, experience, independence and diversity to enable it to function as well as possible for the short-term and long-term.
Our Code of Conduct applies to the Board and its decisions. The Code of Conduct prohibits discrimination on the basis of any characteristic protected by law. Chubb is committed to providing an environment in which diversity is valued, and this is particularly true with respect to the Board of Directors.
Board Tenure Diversity

Our Board considers director tenure in connection with its independence determination. Board tenure diversity is equally important as we seek to achieve the appropriate balance of tenure years of service. Our more senior directors have a deep knowledge of our Company, while new directors provide fresh perspectives. Our proposed slate of director nominees, including one new nominee, has an average tenure of 9.9 years, and 50% of our current directors have joined the Board since 2014.
Board Tenure in Years (Director Nominees)

Our Corporate Governance Guidelines set a retirement age of 75, after which directors may no longer be nominated or re-nominated to the Board. This guideline may be waived from time to time as the Board deems advisable.
Director Commitments and Responsibilities

Each of our directors represents shareholders as a whole rather than any particular shareholder or group of shareholders. Individual directors are required to notify the Nominating & Governance Committee’s Chair, and the Chairman of the Board, of any change in business or professional affiliations or responsibilities, including retirement, so that diversity, conflicts and other Board composition issues can be considered. The Lead Director is also involved in this evaluation process. A director is required to offer his or her resignation from the Board in the event a director leaves a full-time job or otherwise materially changes his or her full-time employed position or status for any reason (for example, by resignation, termination, reassignment or retirement). The resignation may be accepted or not accepted, on behalf of the Board, by the Chair of the Nominating & Governance Committee after consulting with other Committee or Board members in the reasonable discretion of the Chair.
In addition, under our Corporate Governance Guidelines, a director should offer to resign if the Nominating & Governance Committee concludes that he or she no longer meets the Company’s requirements for service on the Board, which includes the obligation to devote the time and effort necessary to fully meet their duty of care to shareholders.

Chubb Limited 2021 Proxy Statement	63

Corporate Governance — The Board of Directors
We believe all our directors have demonstrated a strong commitment to service on our Board in terms of meeting attendance, substantive discussion and effective leadership.
Annual Board and Committee Evaluations

Led by our Nominating & Governance Committee, our Board and its committees annually perform self-evaluations that allow for open and candid feedback on Board effectiveness, performance and process. Our evaluation process also includes biennial reviews of each of our directors by each of their peers. In 2020, the process also included our new Lead Director meeting individually with each member of the Board to solicit feedback.
Our Lead Director and each of our committee chairs incorporate feedback received from these evaluations to enhance Board governance, process, collaboration and productivity, including by identifying possible topics for future meetings and other matters, including potential skills and attributes for future director nominees and committee composition. In 2020, results of the Board and committee evaluations were overwhelmingly positive.
In the self-evaluation context our Nominating & Governance Committee further considers the composition of the Board and its committees, including diversity considerations and whether the Board and each of its committees have the right mix of skill sets, experience, talent and other considerations in order to function effectively.

64	Chubb Limited 2021 Proxy Statement

Corporate Governance — Board Leadership Structure
Board Leadership Structure

Our Board’s mandate under Swiss law includes overall supervision and control of management of the Company. Though our management and employees direct and are responsible for the business operations of the Company and its divisions, and implementation of policies and strategies approved by the Board, the power of management is fundamentally delegated from the Board.
Our Organizational Regulations and Corporate Governance Guidelines provide the Board with the right and flexibility to recommend to shareholders that the responsibilities of Chairman of the Board and Chief Executive Officer be vested in the same individual or in more than one individual, as the Board determines to be in the best interest of the Company. Our Board has determined it to be in the best interests of the Company, at this time, to vest the responsibilities of Chairman and CEO in Evan G. Greenberg because the Board believes he has the skills and experience to best perform both roles. While Mr. Greenberg serves as Chairman, Board leadership comes also from our Lead Director, currently Mr. Michael P. Connors. Our Lead Director’s powers are significant.
Independent Lead Director — Role and Responsibilities

Our Lead Director provides independent Board leadership. Specific responsibilities include:
•
Establishing the agenda (with the Chairman) for Board meetings

•
Authority to convene meetings of the Board

•
Presiding at executive sessions of the independent directors at every regular Board meeting and at other times as the Lead Director may separately call

•
Providing a forum for independent director feedback at those executive sessions and communicating that feedback to the Chairman

•
Ensuring an appropriate level of Board independence in deliberations and overall governance

•
Working with the Nominating & Governance Committee in the Board’s performance evaluation process and the Compensation Committee in the CEO evaluation process and compensation determination

•
Facilitating communication between Board members and the Chairman of the Board

•
Empowerment to respond to non-audit related shareholder inquiries, monitor the Company’s mechanism for receiving and responding to shareholder communications to the Board, and oversee the timely delivery of background materials to Board members

•
Helping to assure that all Board members have the means to, and do, carry out their fiduciary responsibilities

•
Communicating regularly with our CEO on matters of significance, and with the other independent directors to help foster independent thinking

Our Nominating & Governance Committee regularly reviews and discusses Board composition, leadership and structure, and advises the Board as appropriate. The Nominating & Governance Committee also considers feedback from shareholders.
The Board, upon recommendation from the Nominating & Governance Committee, recommends the Chairman for shareholder approval annually in accordance with Swiss law.
Chubb’s Board leadership structure has evolved over time. For example, the Chairman and CEO roles were separate immediately before May 2007. Mr. Greenberg was promoted to CEO in 2004 and was not appointed Chairman of the Board until three years later.
As Chubb and its circumstances develop in the future, the Board will continue to examine its leadership structure, consider shareholder feedback and will at all times conduct itself in the manner it determines to be in the best interests of the Company and its shareholders. We expect that the Company will always have either an independent lead director or a non-executive chairman.

Chubb Limited 2021 Proxy Statement	65

Corporate Governance — The Committees of the Board
The Committees of the Board

The Board of Directors has five committees: Audit, Nominating & Governance, Compensation, Risk & Finance and Executive. The principal role, independence standards and meetings held during 2020 are outlined below. For more information on committee members, see our Board of Director profiles beginning on page 22.
Committee	Role & Responsibilities	Independence	Meetings Held 2020
Audit Committee Chair: Robert W. Scully Members: James I. Cash Robert J. Hugin Theodore E. Shasta David H. Sidwell
The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, our system of internal controls, and our audit process.
The Committee’s oversight includes the performance of our internal auditors and the performance, qualification and independence of our independent auditors.
If a member of our Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board is required to determine and disclose whether such simultaneous service would impair the ability of such member to effectively serve on our Audit Committee. No member serves on the audit committees of more than three public companies.
All members are audit committee financial experts as defined under Item 407(d) of Regulation S-K, and each member meets the financial literacy requirements of the NYSE.
For more information on our Audit Committee and its role and responsibilities, see the “Audit Committee Report” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Fifteen meetings and one in-depth session covering various matters further described in the Audit Committee Report beginning on page 121
Nominating & Governance Committee Chair: Mary Cirillo Members: Michael P. Connors John A. Edwardson
The responsibilities of the Nominating & Governance Committee include identification of individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines.
The Committee also has the responsibility to review and make recommendations to the full Board regarding director compensation, examine and approve the Board’s committee structure and committee assignments, and advise the Board on matters of organizational and corporate governance, including our Citizenship (ESG) activities and related policies.
In addition to general corporate governance matters, the Nominating & Governance Committee approves the Board calendar and assists the Board and the Board committees in their self-evaluations.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
66	Chubb Limited 2021 Proxy Statement

Corporate Governance — The Committees of the Board
Committee	Role & Responsibilities	Independence	Meetings Held 2020
Compensation Committee Chair: Michael P. Connors Members: Mary Cirillo John A. Edwardson Frances F. Townsend
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of employees, including compensation policies and pay structure for executive officers and other senior officers of the Company. It also evaluates the performance of the CEO and other NEOs based on corporate and personal goals and objectives. Based on this evaluation, it sets the CEO’s compensation level, both as a committee and together with the other independent directors, and approves NEO compensation.
The Compensation Committee also works with the Nominating & Governance Committee and the CEO on succession planning, and periodically consults with the Risk & Finance Committee on matters related to executive compensation and risk.
Under Swiss law, shareholders have sole authority to elect the members of the Compensation Committee. See Agenda Item 7 for more details. Subject to re-election, Frances F. Townsend will become Chair of the Compensation Committee effective immediately following the Annual General Meeting. The current Compensation Committee Chair, Mr. Michael P. Connors, is also currently our Lead Director, and he will continue in the Lead Director role following the Annual General Meeting, subject to re-election to the Board.
For more information about how the Compensation Committee determines executive compensation, see the “Compensation Discussion & Analysis” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and several in-depth sessions covering various matters
Risk & Finance Committee Chair: Olivier Steimer Members: Michael G. Atieh Sheila P. Burke Eugene B. Shanks, Jr. Frances F. Townsend
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments.
For more information on the Risk & Finance Committee’s role, see “Board Oversight of Risk and Risk Management” below.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
Our Board also has an Executive Committee, comprised of the Chairman of the Board (as Chair) and each of our other committee chairs (as members). The Executive Committee did not meet in 2020 and has not met since 2011. Its primary focus is to act for the full Board when it is not practical to convene a meeting of the full Board. The Executive Committee is authorized to exercise all the powers and authorities of the Board, except as expressly limited by applicable law or regulation, stock exchange rule, our Articles of Association or our Organizational Regulations, and except for matters expressly reserved for another committee.
Chubb Limited 2021 Proxy Statement	67

Corporate Governance — Board Oversight of Our Independent Advisors
Board Oversight of Our Independent Advisors

Independent Auditors

Our Audit Committee hires, determines the compensation of, and decides the scope of services performed by, our independent auditors. It also has the authority to retain outside advisors.
Our Audit Committee evaluates the qualification, performance and independence of our independent auditors. As part of this evaluation, rotation of our independent auditors is periodically considered. If required by applicable law or regulation relating to auditor rotation or otherwise, or if the Audit Committee otherwise determines it is necessary, it will initiate and stay actively involved in the process to select and replace the independent auditors. In addition, in connection with regular mandated rotation of audit partners, the Audit Committee is directly involved in the selection of the lead audit partner.
In determining whether to re-appoint the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including:
•
the length of time the firm has been engaged;

•
the quality of the Audit Committee’s ongoing discussions with the firm;

•
the firm’s global capabilities and depth of understanding of our businesses;

•
an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team; and

•
the appropriateness of fees for audit and non-audit services.

Compensation Consultants

Our Compensation Committee has the authority to retain advisors and must assess the independence of any advisor so retained. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation advisor. During 2020, our Compensation Committee retained Pay Governance as its independent compensation consultant. Pay Governance did not perform any other work for the Company in 2020 other than advising our Compensation Committee and, with respect to director compensation, our Nominating & Governance Committee.
Search Firm Consultants

Our Nominating & Governance Committee from time to time retains a search firm to identify and evaluate potential director candidates, and has the authority to approve the firm’s fees and other retention terms. Our Nominating & Governance Committee may also retain other advisors.

68	Chubb Limited 2021 Proxy Statement

Corporate Governance — Board Oversight of Risk and Risk Management
Board Oversight of Risk and Risk Management

As an insurer, the Company is in the business of managing risk. As part of its oversight of the Company and its business activities, the Board takes very seriously its role in risk management. The Board has established the Risk & Finance Committee for purposes of risk assessment and management as described in its charter and further below, and other committees are also tasked with oversight of particular risks. These committees are composed entirely of independent directors.
Under Swiss law, the Board of Directors has ultimate responsibility for management and direction of the Company. The full Board also discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight whenever it determines it needs to do so and will involve itself in particular risk areas or business circumstances where its proper exercise of oversight demands it.
The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.
Risk & Finance Committee and Other Board Committee Oversight of Risk

The goal of the Risk & Finance Committee is to assure that the Company’s risk management process identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that threaten the viability of the Company.
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments. This includes:
•
evaluation of the integrity and effectiveness of the Company’s enterprise risk management procedures and systems and information;

•
oversight of policy decisions about risk aggregation and minimization, including credit risk;

•
assessment of the Company’s major decisions and preparedness levels pertaining to perceived material risks;

•
oversight of the capital structure and financing arrangements in support of the Company’s plans and consistent with its risk tolerances; and

•
oversight of management’s investment of the Company’s investible assets, including to give input on strategies and monitor overall conditions and developments with respect to these assets and, again, make certain they are consistent with the Company’s risk tolerances.

The Risk & Finance Committee meets regularly with Company management, including the Chief Risk Officer and Chief Digital Officer, Chief Investment Officer, Treasurer and others, in fulfillment of its responsibilities. The Chief Risk Officer and Chief Digital Officer reports to both the Risk & Finance Committee and the CEO. The Risk & Finance Committee also conducts joint meetings, such as with the Audit Committee on enterprise risk management matters and the Compensation Committee Chair on compensation risk.
Other Board committees are also responsible for certain other risks. Examples of particular risks overseen by our other Board committees include the following:
•
The Audit Committee is responsible for oversight of the Company’s financial statements, financial reporting and internal controls, including model risk; the process for establishing insurance reserves; the Company’s cyber-security program and related exposures and risks; and legal, regulatory and compliance matters.

•
The Compensation Committee is responsible for overseeing succession planning and employee compensation policies and practices, including how specific business risks are taken into account or mitigated as part of the design and structure of our compensation program. For additional information, see “The Relationship of Compensation to Risk” section of the Compensation Discussion & Analysis.

•
The Nominating & Governance Committee is responsible for overseeing the Company’s corporate governance structure and practices and our Citizenship (ESG) activities and related policies, including associated risks.

Each committee periodically reports to the Board on its risk oversight activities. Committees may also consult with one another on certain risks where appropriate. Risk oversight responsibilities may change, from time to time, based on the Company’s evolving needs.
Climate Change and Environmental Risk. We are an underwriting company and we recognize that climate change affects the risks we insure. Our Board is proactively engaged on this issue. The Risk & Finance Committee’s role in executing the Board’s supervisory responsibilities pertaining to risk management encompasses the risks associated with climate change and catastrophe risk, including those relating to our underwriting activities.
The Nominating & Governance Committee is responsible for overseeing our Citizenship (ESG) program, which includes initiatives relating to climate change and the environment, such as our coal policy on underwriting and investment, corporate environmental goals and philanthropic efforts.
Cyber-Security/IT Risk Oversight. The Audit Committee is tasked with oversight of the Company’s cyber-security program and related exposures and risks, about which the Audit Committee periodically reports to the full Board and consults with the Risk & Finance Committee. Review and oversight may generally encompass data breach risk and

Chubb Limited 2021 Proxy Statement	69

Corporate Governance — Board Oversight of Risk and Risk Management
impact; cyber protection and detection controls; privacy matters; third-party risks; cyber trends and events; and other topics.
The Risk & Finance Committee is responsible for oversight of risk generally and identifying significant risks, which may include risks relating to cyber-security and privacy, business continuity risk (including the resilience of IT operations and physical infrastructure) and cyber underwriting risk.

What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?

The Board of Directors has adopted Related Party Transactions Guidelines. For the purposes of our Related Party Transactions Guidelines, a related party is any person who is:
•
a director, director nominee or executive officer of the Company;

•
a beneficial owner of more than 5% of the Company’s outstanding Common Shares at the time the transaction occurred or existed; and

•
any immediate family member of any of the foregoing.

Related Party Transactions

Our Related Party Transactions Guidelines require approval or ratification of transactions in which (a) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year, (b) the Company was, is or will be a participant and (c) any related party had, has or will have a direct or indirect material interest. Subject to certain exceptions, all related party transactions subject to the guidelines must be approved or ratified by the Nominating & Governance Committee. The Board or the Nominating & Governance Committee may determine from time to time that the authority to review and approve or ratify certain related party transactions should instead reside with the full Board.
The Company recognizes that there are types of transactions involving a related party that are appropriate and may be in, or may not be inconsistent with, the best interests of the Company, and that do not create or involve a direct or indirect material interest for the related party. Accordingly, our Related Party Transactions Guidelines deem as pre-approved:
•
Transactions involving our sale of insurance or reinsurance in the ordinary course of business on terms that are generally available to similarly situated parties that are not related to us, and payments or settlements of claims on such policies in the ordinary course of business on commercially reasonable terms;

•
Compensation of executive officers or directors that is reported in the compensation tables or other disclosures in our proxy statement,

•
Compensation of a type that would be reported if the related party were named in the proxy statement, provided the Compensation Committee has approved such compensation;

•
Payment or reimbursement of a director’s or employee’s expenses incurred in performing such person’s Company-related responsibilities;

•
Any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party;

•
Contributions to the Company’s political action committee by a related party;

•
Payments passed through a related party or affiliate of a related party but not from or for such related party or affiliate’s account; and

•
Transactions in which the related party’s interest arises only from (i) (1) such person’s position as a director of an entity, (2) the direct or indirect ownership by such person and all immediate family members of such person, in the aggregate, of less than a 10% equity interest in an entity (other than a partnership) or (3) both such position and ownership; or (ii) such person’s position as a limited partner in a partnership in which the person and all immediate family members of such person have an equity interest of less than 10%.

There is a financial limit condition to the determination of pre-approval status for the transactions or payments listed in the first bullet above. If transactions involve payments to an entity for which a director is an employee or general partner or a director’s immediate family member is an executive officer or general partner totaling the greater of $1 million or 2% of that entity’s annual consolidated gross revenue, then they will not be considered pre-approved and will subject to the review procedures of the guidelines.
Not-for-Profit Organizations

Our Related Party Transactions Guidelines require the Nominating & Governance Committee to review, approve or ratify, and determine that no conflict of interest exists regarding, financial contributions greater than $50,000 in the aggregate per fiscal year by the Company (or its charitable foundations) to not-for-profit organizations for which a director, nominee or an executive officer or an immediate family member of any of the foregoing serves as a director, trustee or senior officer.

70	Chubb Limited 2021 Proxy Statement

Corporate Governance — What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?
How Do We Monitor Related Party Transactions?

We have established procedures to monitor related party transactions so that we can submit them to the Nominating & Governance Committee or the Board of Directors under our Related Party Transactions Guidelines. We have compiled a list of relevant persons and entities, which we update on a regular basis, and search various databases to identify payments to or from these persons or entities. Our directors, nominees for director and executive officers are also periodically required to report related party transactions of which they are aware to the Chief Compliance Officer, including transactions in which an immediate family member or entity associated with such family member has an interest. We also circulate directors’ and officers’ questionnaires that inquire about, among other things, related parties and related party transactions.
Our Code of Conduct addresses procedures to follow with respect to matters that raise potential conflicts, including a requirement that our employees, officers and directors report potential conflicts as part of their annual Code of Conduct affirmation statement. In addition, we poll key officers to determine whether they are aware of any transactions that may be subject to our Related Party Transactions Guidelines.

What Related Party Transactions Do We Have?

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, with whom we conduct business in the ordinary course on an arm’s-length basis, become beneficial owners (through aggregation of holdings of their affiliates and/or on behalf of other beneficial owners for whom they act as investment advisor or investment manager) of 5% or more of our Common Shares and, as a result, are considered a related party under our Related Party Transactions Guidelines.
We engaged in the transactions described below with shareholders who owned more than 5% of our Common Shares at the time of the transaction and with other related parties, and we may transact such business during 2021.
Some of our related party transactions include related parties or entities that have purchased from us, or sold to us, insurance or reinsurance. We believe the terms of these transactions were no more favorable to either them or us than the terms made available to unrelated counterparties. As such, they may receive or make claim payments on such policies in the ordinary course of business.
Wellington Management Company LLP provides investment management services to some of our subsidiaries, our defined benefit plan and the Chubb Charitable Foundation. In 2020, we paid Wellington approximately $20 million for these services. Wellington managed approximately 17% of our investment assets as of the end of 2020.
BlackRock Inc. entities provide investment management services to some of our subsidiaries and our qualified and nonqualified benefit plans. In 2020, we paid BlackRock approximately $14 million for these services. During 2020 BlackRock managed approximately 21% of our investment assets as of the end of 2020, and, additionally, approximately $1.2 billion of investment assets for our legacy United Kingdom defined benefit and defined contribution programs.
BlackRock affiliates also provide investment management services for certain assets within one of our United Kingdom pension plans, and receive fees to the extent participants in the plan choose to invest in BlackRock funds (which are offered among other investment options through the plan). The fees are borne by the participants in the plan. In addition, we include BlackRock funds as among the investment options that may be selected by our clients with respect to their separate accounts with us. We understand that BlackRock funds may pay investment management fees to BlackRock, Inc. and/or its affiliates for their services to the funds.
In 2015, our subsidiary Chubb Tempest Reinsurance Ltd. and an affiliate of BlackRock partially funded ABR Reinsurance Capital Holdings, Inc. (ABR), a Bermuda reinsurance holding company. Both Chubb Tempest Reinsurance Ltd. and the BlackRock affiliate invested in common shares of ABR in a private placement. ABR reimbursed Chubb and BlackRock for certain expenses incurred by each of them for the formation of ABR and its reinsurance subsidiary. In addition, Chubb and BlackRock established contractual relationships with ABR (Chubb in connection with reinsurance and reinsurance operations, and BlackRock in connection with asset management), and entered into a fee-sharing arrangement with each other to equally share certain fees payable by ABR pursuant to these contracts. We received a payment from BlackRock of approximately $5.4 million pursuant to the fee-sharing arrangement in 2020.
T. Rowe Price Associates, Inc. (Price Associates) provides investment management services to some of our subsidiaries. In 2020, we paid Price Associates approximately $12 million for these services. Price Associates managed approximately 4% of our investment assets as of the end of 2020. Price Associates and its affiliates also manage certain funds offered to participants in our 401(k) plan. The associated fees are borne by the participants in the plan.
The Vanguard Group manages a mutual fund offered to participants (to measure investment returns credited to their accounts) in a Chubb Corp. legacy non-qualified deferred compensation plan and certain funds offered to participants in our 401(k) plan. The fees are borne by participants in these plans.
Aquiline Capital Partners LLC manages private investment funds in which Company affiliates invest (Aquiline Funds),

Chubb Limited 2021 Proxy Statement	71

Corporate Governance — What Related Party Transactions Do We Have?
and its Chief Executive is Jeffrey Greenberg, the brother of our Chairman and CEO, Evan Greenberg. In 2020, we invested approximately $19.2 million and received approximately $12.9 million in distributions from the Aquiline Funds. Our total aggregate commitments under the Aquiline Funds, inclusive of amounts that have not been invested, is $340 million.
The Chubb Charitable Foundation — Bermuda, which we refer to as the Chubb Foundation, is an unconsolidated not-for-profit organization established to strengthen the community by using its financial resources to actively address social, educational, and other issues of community concern in Bermuda. It strives to be consistent in its community support by contributing to those charitable organizations that are specifically focused on clearly defined needs and problems. The four trustees of the Chubb Foundation are current employees of the Company. We annually make contributions to the Chubb Foundation for them to fund charitable causes in Bermuda. At December 31, 2020, the Company maintained a non-interest bearing demand note receivable of $17.5 million from the Chubb Foundation. The Chubb Foundation has used the related proceeds to finance investments in Bermuda real estate, some of which have been rented to Company employees at rates established by independent professional real estate appraisers. The income generated from the real estate will initially be used to repay the note. However, the primary purpose of purchasing real estate was to pursue a fundamental financial objective of the Chubb Foundation, which is to become a self-funding institution. The real estate assets assist the Chubb Foundation in its endeavors to meet this goal by producing annual cash income that supports the Chubb Foundation’s charitable objectives.
Starr Indemnity & Liability Company and its affiliates (collectively, Starr) have entered into agency, claims services, underwriting services and reinsurance agreements with some of our subsidiaries. Chubb’s insurance companies around the world sell insurance through a variety of distribution channels, the most significant of which are relationships with brokers and agents. The Chairman of Starr is Maurice Greenberg, the father of our Chairman and CEO, Evan Greenberg. A number of our agreements with Starr pre-dated our acquisition of Chubb Corp. in January 2016. As a result of the acquisition, we obtained Chubb Corp.’s pre-existing business, which included agency agreements and agreements in which Chubb Corp. was both a cedent to Starr and a reinsurer of Starr.
Under an agency agreement with Starr as one of our non-exclusive agents, we secure the ability to sell our insurance policies through Starr, and Starr provides us business (in exchange for a commission) as one of our non-exclusive agents for writing policies, contracts, binders or agreements of insurance or reinsurance classified as property, boiler and machinery, and/or inland marine insurance. Starr adjusts the claims under these policies and works with us to arrange for third party reinsurance in respect of these policies.
The business written through Starr applies to risks in the United States or Canada, and to worldwide risks for entities domiciled, having their principal places of business in or conducting a substantial portion of their business in the United States or Canada. It includes both direct Starr business and Starr business we assume from third party reinsurers. In 2020, we generated approximately $507 million in gross written premiums through the agency, claims services and underwriting services agreements with Starr and third party assumptions. We paid Starr a total of approximately $97 million in commissions for direct Starr business.
We cede a portion of the premiums generated through the Starr agency relationship to Starr as part of our reinsurance program. In 2020, we ceded approximately $253 million in premiums written to Starr, and collected ceding commissions of approximately $59 million.
In our agency agreement with Starr, we have also entered into a profit-sharing arrangement based on loss ratios under the program if Starr writes a minimum of $20 million of net written premiums of program business per annum. Profit share amounts are payable on June 30 of each year. The profit share amount we will pay in any year will depend on how much program business Starr underwrites on our behalf and the calculation of the profit share amount. No profit share commission has been payable yet under this arrangement.
Starr affiliates also provide Chubb with corporate insurance coverage for which we paid Starr approximately $329,000 in premiums in 2020.
We have entered into these contracts because we judge them to be good for our business, and our Board has determined the relationship to be beneficial to Chubb. Our Nominating & Governance Committee and Board of Directors reviewed and approved our arrangements with Starr, and receive regular updates on this relationship. Our CEO is not involved in negotiating the terms of these agreements.
Other Related Party Transactions

A Company subsidiary employs a brother of John Lupica (a named executive officer of the Company) as a divisional president. Mr. Lupica’s brother was hired in 2000 and was not hired by, and does not report directly to, Mr. Lupica. His compensation was established by the Company in accordance with its compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. He received salary and incentive compensation valued in the aggregate at approximately $1,523,000 for 2020. In addition, a Company subsidiary employed a sister of Mr. Lupica at its conference facility in 2020, for which she received compensation of approximately $148,000.

72	Chubb Limited 2021 Proxy Statement

Director Compensation
Board of Directors’ Role and Compensation

Chubb’s Board of Directors represents shareholder interests through overall management of the Company and its operations. The Board reviews and approves the Company’s strategy and supports disciplined execution of these goals, contributing significantly to Chubb’s continued growth and short-term and long-term financial performance.
Board members, with the exception of the Chairman and CEO, are not employees of the Company and receive fixed compensation for their role as directors, committee members and committee chairs. Board member compensation is not tied to the achievement of specific corporate results or performance targets. Instead, the amounts paid are based on the market for board membership of our competitors and other insurance and similarly-sized companies.
The Board does not have absolute discretion with respect to its own compensation. Each year shareholders are asked to approve maximum aggregate Board compensation and our Board explains its intended use. See Agenda Item 11.1 for more information.

Elements of Director Compensation
Pay Component	2020 Compensation
Standard Compensation Per year of service from May annual general meeting to the next May annual general meeting	$305,000 – $180,000 in restricted stock awards based on the fair market value of the Company’s Common Shares at the date of award – $125,000 in cash, paid quarterly
Committee Chair Fees	Audit Committee $35,000 Compensation Committee $25,000 Nominating & Governance Committee $20,000 Risk & Finance Committee $25,000 Paid in quarterly installments
Lead Director Annual Fee	$50,000 Paid in quarterly installments
Additional Board Meeting Fees	No fees were paid in 2020 for attendance at regular or special Board or Committee meetings.
Directors may elect to receive all of their compensation, other than compensation for special meetings, in the form of restricted stock awards issued on an annual basis.
Restricted stock is awarded at beginning of the plan year (the date of the Annual General Meeting) and becomes non-forfeitable at end of the plan year, provided that the grantee has remained a Chubb director continuously during that plan year.
We discontinued the practice of granting deferred restricted stock units to directors in 2009. We continue to credit dividend equivalents to outstanding deferred restricted stock units (including deferred market value units held by former Chubb Corp. directors), which were awarded to directors in prior years, as additional stock units at such time as cash dividends are paid to holders of our Common Shares, based on the closing price of our Common Shares on the date dividends are paid. These amounts are reflected for certain of our directors in the “All Other Compensation” column and footnote 2 of the Director Compensation Table.
These dividend equivalent amounts are included in total director compensation as calculated for SEC purposes, but relate to awards that were granted many years ago.

Chubb Limited 2021 Proxy Statement	73

Director Compensation — Board of Directors’ Role and Compensation
In addition to the compensation described above, we have a matching contribution program for directors pursuant to which we will match director charitable contributions to eligible registered charities, churches and other places of worship or schools up to a maximum of $20,000 per year. In 2020, in line with our commitment to COVID-19 pandemic relief efforts globally, we also matched director contributions up to an additional $20,000 to qualifying non-profit organizations delivering pandemic relief support.
In February 2020 the Nominating & Governance Committee retained Pay Governance to provide a survey and analysis of director compensation. The Committee considered the Pay Governance survey and analysis, and recommended to the
Board, and the Board approved, an increase in the Risk & Finance Committee Chair fee from $20,000 to $25,000 effective as of the date of the May 2020 annual general meeting. No other changes were made to our Outside Directors Compensation Parameters in 2020.
In February 2021 the Nominating & Governance Committee again retained Pay Governance to provide its annual survey and analysis of director compensation. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, our Outside Directors Compensation Parameters with no changes.

Director Stock Ownership Requirements

Our Corporate Governance Guidelines specify director equity ownership requirements to further align their interests with our shareholders. Chubb awards independent directors restricted stock awards as part of their standard compensation. The Company requires minimum equity ownership of $600,000 for outside directors (based on stock price on date of award).
Each Director has until the fifth anniversary of his or her initial election to the Board of Directors to achieve this minimum. Deferred restricted stock units (which we no longer grant) and restricted stock, whether or not vested, are counted toward achieving this minimum. All of our independent directors who have served for at least five years satisfy Chubb’s director equity ownership requirements.
Once a Director has achieved the $600,000 minimum equity ownership, this requirement remains satisfied going forward as long as he or she retains the number of shares valued at $600,000 based on the NYSE closing price for the Company’s Common Shares as of the date such minimum threshold is initially met.
Any vested shares held by a Director in excess of the minimum share equivalent may be sold at the Director’s discretion after consultation with our General Counsel. Directors are not permitted to pledge or hedge Common Shares.

74	Chubb Limited 2021 Proxy Statement

Director Compensation — 2020 Director Compensation
2020 Director Compensation

The following table sets forth information concerning director compensation paid or, in the case of restricted stock awards, earned, during 2020.
Name	Fees Earned or Paid in Cash	Stock Awards1	All Other Compensation2	Total
Michael G. Atieh	$125,000	$180,000	$137,343	$442,343
Sheila P. Burke	$125,000	$180,000	$42,431	$347,431
James I. Cash	$125,000	$180,000	$50,290	$355,290
Mary Cirillo3	—	$325,000	$65,320	$390,320
Michael P. Connors	$187,500	$180,000	—	$367,500
John A. Edwardson4	—	$305,000	$40,000	$345,000
Robert M. Hernandez5	$43,750	$67,500	$106,445	$217,695
Robert J. Hugin4	—	$190,625	$20,000	$210,625
Kimberly A. Ross5	$31,250	$67,500	$8,500	$107,250
Robert W. Scully6	—	$340,000	$40,000	$380,000
Eugene B. Shanks, Jr.	$125,000	$180,000	$40,000	$345,000
Theodore E. Shasta	$125,000	$180,000	$28,268	$333,268
David H. Sidwell	$125,000	$180,000	$20,000	$325,000
Olivier Steimer	$148,750	$180,000	$50,979	$379,729
Frances F. Townsend	$93,750	$112,500	$3,500	$209,750

1
This column reflects restricted stock awards earned during 2020. Restricted stock awards were granted on the date of the 2020 and 2019 annual general meetings, respectively, and vest on the date of the subsequent year annual general meeting. The grant date fair value of the restricted stock awards for 2020 are based on the Common Share value of $104.61 and amount to $180,034 for each director. This amount does not include Common Shares received in lieu of cash for annual retainer or committee fees earned, which are described in footnotes three, four and six to this table.

2
Beginning in 2009, we stopped using deferred restricted stock units to compensate our directors. However, certain of our longer-serving directors continue to receive dividends from deferred restricted stock units issued before 2009. When we pay dividends on our deferred restricted stock units, we issue stock units equivalent in value to the dividend payments that they would have received if they held stock. The fair value of the dividend payment on deferred restricted stock units for each director is as follows: Mr. Atieh ($108,843), Ms. Cirillo ($45,320), Mr. Hernandez ($61,817), and Mr. Steimer ($10,979). The number of vested stock units and associated dividend payment accruals that each director held at December 31, 2020 was: Mr. Atieh (36,115), Ms. Cirillo (15,038), and Mr. Steimer (3,643). Prior to the Chubb Corp. acquisition, Ms. Burke and Dr. Cash received deferred market value units from Chubb Corp. Each unit has the equivalent value of one share of our common stock. These units are credited with market value units equivalent in value to the dividend payments they would have received if they held stock. The fair value of the dividend payment on deferred market value units is as follows: Ms. Burke ($32,431) and Dr. Cash ($10,290). The number of vested market value units at December 31, 2020 was: Ms. Burke (10,761) and Dr. Cash (3,414).

Other annual compensation also includes matching contributions made under our matching contribution program for directors (pursuant to which we match director charitable contributions to eligible non-profit organizations up to a maximum amount, which was $40,000 in 2020; see “Board of Directors’ Role and Compensation” above for additional details).

3
Included in Ms. Cirillo’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $125,000 for which she received 1,195 restricted stock awards and a committee chair fee of $20,000 for which she received 191 restricted stock awards.

4
Included in each of Messrs. Edwardson’s and Hugin’s stock awards is an annual retainer fee of $125,000 for which each director received 1,195 restricted stock awards, rather than cash, at the election of the director.

5
Mr. Hernandez and Ms. Ross each retired from our Board upon the expiration of their respective terms at the May 2020 annual general meeting.

6
Included in Mr. Scully’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $125,000 for which he received 1,195 restricted stock awards and a committee chair fee of $35,000 for which he received 335 restricted stock awards.

Chubb Limited 2021 Proxy Statement	75

Information About Our
Share Ownership
How Many Shares Do Our Directors, Nominees and SEC Executive Officers Own?

The following table sets forth information, as of March 19, 2021, with respect to the beneficial ownership of Common Shares by each of our NEOs, directors and director nominees, and by all our directors, director nominees and SEC executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director, director nominee and NEO, and for all directors, director nominees and SEC executive officers as a group, constitute less than 1% of the outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options1	Restricted Common Shares2
Evan G. Greenberg3 4 10 11	769,323	819,566	210,039
Philip V. Bancroft4 10 11	201,819	109,668	30,285
John W. Keogh3 10	171,285	221,635	82,928
Paul J. Krump 10 11 12	41,010	33,822	37,078
John J. Lupica3 10	139,842	174,005	59,598
Michael G. Atieh5 6 7	18,951	—	1,721
Sheila P. Burke13 14	3,954	—	1,721
James I. Cash13 14	3,756	—	1,721
Mary Cirillo6	23,740	—	3,107
Michael P. Connors	12,989	—	1,721
John A. Edwardson	10,014	—	2,916
Robert J. Hugin8	10,335	—	2,916
Robert W. Scully9	40,364	—	3,251
Eugene B. Shanks, Jr.	10,079	—	1,721
Theodore E. Shasta	14,017	—	1,721
David H. Sidwell	9,860	—	1,721
Olivier Steimer6	17,649	—	1,721
Luis Téllez	—	—	—
Frances F. Townsend	—	—	1,721
All directors, director nominees and SEC executive officers as a group (23 individuals)	1,845,544	1,643,453	545,123

1
Represents Common Shares that the individual has the right to acquire within 60 days of March 19, 2021 through option exercises.

2
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

3
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 72,085 shares, 7,978 shares and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors, nominees and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 172,023 Common Shares is shared with other persons.

4
Mr. Greenberg has pledged 240,000 of the Common Shares beneficially owned by him and Mr. Bancroft has pledged 41,000 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 295,669 additional pledged Common Shares that are owned by LLCs in which Mr. Greenberg has disclaimed beneficial ownership and has no pecuniary interest. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

5
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 19, 2021 included in the above table for Mr. Atieh is 15,450 shares.

6
Not included in these amounts are Common Shares that will be issued to the director no earlier than six months following his or her separation from the Board. Such Common Shares relate to deferred restricted stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 19, 2021 not included in the above table for each director is as follows: Mr. Atieh (20,846), Ms. Cirillo (15,113) and Mr. Steimer (3,661).

76	Chubb Limited 2021 Proxy Statement

Information About Our Share Ownership — How Many Shares Do Our Directors, Nominees and SEC Executive Officers Own?
7
Includes 847 shares held by a family foundation. Mr. Atieh has no pecuniary interest in these shares.

8
Includes 335 shares held by Mr. Hugin’s sons, of which Mr. Hugin disclaims beneficial ownership.

9
Includes 2,775 shares held by Mr. Scully’s daughter, of which Mr. Scully disclaims beneficial ownership.

10
Not included in these amounts are Restricted Common Shares representing a premium performance award with respect to the performance share awards granted in 2018, 2019, 2020 and 2021. Such Restricted Common Shares will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such shares will not be entitled to vote until vested. Dividends will be accumulated and distributed only when, and to the extent, that the shares have vested. The number of such Restricted Common Shares at March 19, 2021 not included in the above table for each NEO is as follows: Mr. Greenberg (136,525), Mr. Bancroft (19,225), Mr. Keogh (45,793), Mr. Krump (24,102) and Mr. Lupica (31,890).

11
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2018, 2019 and 2020 for Mr. Greenberg and in 2018, 2019, 2020 and 2021 for Messrs. Bancroft and Krump. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs at March 19, 2021 not included in the above table for each NEO is as follows: Mr. Greenberg (25,125), Mr. Bancroft (9,178) and Mr. Krump (11,355).

12
Not included are 9,685 fully vested Deferred Stock Units held by Mr. Krump that will not be payable, unless further deferred, until 6 months after separation from service.

13
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out 3 months after separation from service, unless further deferred by the director. The number of such Common Shares at March 19, 2021 for each director is as follows: Ms. Burke (10,814) and Dr. Cash (3,431).

14
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred by the participant, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares at March 19, 2021 for each director is as follows: Ms. Burke (28,837) and Dr. Cash (16,051).

Which Shareholders Own More Than 5% Of Our Shares?

The following table sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2020.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group1 100 Vanguard Blvd. Malvern, Pennsylvania 19355	35,934,796	7.96%
BlackRock, Inc.2 55 East 52nd Street New York, New York 10055	29,455,172	6.5%
Wellington Management Group LLP3 c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	27,670,712	6.13%
T. Rowe Price Associates, Inc. 4 100 E. Pratt Street Baltimore, Maryland 21202	23,852,906	5.2%
Capital International Investors5 333 South Hope Street, 55th Fl Los Angeles, CA 90071	23,360,900	5.2%

1
Based on a Schedule 13G/A filed by The Vanguard Group on February 10, 2021. The Vanguard Group, together with certain of its wholly-owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 35,934,796 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 734,467 shares, sole dispositive power over 33,963,878 shares, and shared dispositive power over 1,970,918 shares.

2
Based on a Schedule 13G/A filed by BlackRock Inc. on January 29, 2021. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 29,455,172 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 25,125,990 shares and sole dispositive power over 29,455,172 shares.

3
Based on a Schedule 13G/A filed by Wellington Management Group LLP on February 3, 2021. Wellington Management may be deemed to have had beneficial ownership of 27,670,712 shares of common stock that are owned by investment advisory clients, none of which is known to have such interest with respect to more than 5% of the class of shares. Wellington Management had shared voting power over 26,903,578 shares and shared dispositive power over 27,670,712 shares.

4
Based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (Price Associates) on February 16, 2021. Price Associates may be deemed to have had beneficial ownership of 23,852,906 shares of common stock. Price Associates had sole voting power over 10,999,063 shares and sole dispositive power over 23,852,906 shares. These shares are owned by various individual and institutional investors which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities, none of which is known to have such interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

5
Based on a Schedule 13G filed by Capital International Investors (Capital International), a division of Capital Research and Management Company, on February 16, 2021. Capital International may be deemed to have had beneficial ownership of 23,360,900 shares of common stock as a result of acting as investment adviser in accordance with the rules of the Exchange Act. Capital International had sole voting power over 23,113,748 shares and sole dispositive power over 23,360,900 shares. No one person was known to have an interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Exchange Act, Capital International is deemed to be a beneficial owner of such shares; however, Capital International expressly disclaims that it is, in fact, the beneficial owner of such shares.

Chubb Limited 2021 Proxy Statement	77

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this proxy statement with management. Based on our review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement for the 2021 Annual General Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
This report has been approved by all members of the Committee.
Michael P. Connors, Chair
Mary Cirillo
John A. Edwardson
Frances F. Townsend
78	Chubb Limited 2021 Proxy Statement

Executive Compensation
Compensation Discussion & Analysis
The following Compensation Discussion & Analysis describes the 2020 compensation program for our named executive officers (NEOs). For 2020, our named executive officers were:

Evan G. Greenberg Chairman and Chief Executive Officer
Philip V. Bancroft Chief Financial Officer
John W. Keogh President and Chief Operating Officer
Paul J. Krump Vice Chairman, Global Underwriting and Claims
John J. Lupica Vice Chairman; President, North America Insurance
Our NEOs are determined based on applicable SEC rules. Our Executive Management as determined under Swiss law consists of the first three officers above, but not Messrs. Krump or Lupica. Joseph F. Wayland, our General Counsel, is part of Executive Management under Swiss law but was not an NEO for 2020.

Chubb Limited 2021 Proxy Statement	79

Executive Compensation — Executive Summary
Executive Summary

The Compensation Discussion & Analysis section of this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP), known as non-GAAP financial measures. These non-GAAP financial measures include core operating income, core operating return on equity, P&C combined ratio and tangible book value per share. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures” on page 131.
How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 4 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Tangible book value per share growth

–
P&C combined ratio

–
Core operating return on equity

–
Core operating income

•
TSR modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid
CEO total pay
•
$20.6 million, down 4.6% vs. 2019

•
Down 15% for annual cash incentive

Other NEO total pay
•
Down 3.9% on average vs. 2019

•
Down 9.4% for annual cash incentive on average

Compensation Profile

Approximately 93% of our CEO’s and 85% of our other NEOs’ total direct compensation is variable or “at-risk.” Additionally, beginning with the February 2021 long-term incentive equity award grant, the Compensation Committee eliminated time-based restricted stock awards and moved to 100% performance-based vesting for the Chief Executive Officer (CEO), Chief Operating Officer (COO) and President for North America Insurance. Each executive’s equity award mix is now comprised entirely of performance shares and stock options. The percentage mix of performance shares was also increased to 75% for the other NEOs. The compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the charts below. Further detail is provided in “2020 NEO Total Direct Compensation and Performance Summary” beginning on page 101.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

80	Chubb Limited 2021 Proxy Statement

Executive Compensation — Executive Summary
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2020:
Chubb Limited 2021 Proxy Statement	81

Executive Compensation — Executive Summary
Pay-for-Performance Framework

Each NEO has an annual cash incentive and long-term incentive opportunity denominated as a multiple of base salary.
	Annual Cash Incentive	Long-Term/Equity Incentive
CEO	0-5X base salary	0-10X base salary
Other NEOs	0-3X base salary	0-5X base salary
The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (Compensation Benchmarking Peer Group).
Financial Performance Peer Group	Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
The Travelers Companies, Inc.

•
Zurich Financial Services Group

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “For” our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Strong financial performance reflecting excellent underlying fundamentals and premium growth but also the impact of COVID-19 and other catastrophe losses affecting the global P&C insurance industry, including:

•
Consolidated net premiums written of $33.8 billion, up 4.8%, including commercial P&C growth of 8.9%

•
Net income of $3.5 billion ($7.79 per share), down from $4.5 billion ($9.71 per share) in 2019. Core operating income was $3.3 billion ($7.31 per share), down from $4.6 billion ($10.11 per share) in 2019

•
2020 after-tax catastrophe losses of $2.8 billion ($6.12 per share impact), compared to $966 million for 2019 ($2.11 per share impact).

2020 included COVID-19 catastrophe losses of $1.2 billion, which represents the Company’s best estimate of ultimate insurance losses resulting directly from the pandemic and consequent economic crises
•
P&C combined ratio of 96.1% in 2020 compared to 90.6% in 2019. For informational purposes, the current accident year P&C combined ratio excluding catastrophe losses was 86.7% in 2020 compared to 89.2% in 2019

•
Book and tangible book value per share up 7.7% and 12.2%, respectively, for the year

•
Return on equity (ROE) was 6.2% in 2020 compared to 8.4% in 2019; core operating ROE was 6.2% in 2020 and 9.0% in 2019

•
One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 1.4% and 4.1%, respectively; cumulative three-year TSR was 12.7%

82	Chubb Limited 2021 Proxy Statement

Executive Compensation — Executive Summary
Successfully executed on significant strategic and operational goals and initiatives, including:
•
Continued to capitalize on market conditions in commercial P&C by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Demonstrated prudent risk management by developing a comprehensive framework to dimension our COVID-19 exposures with a “reserve to ultimate approach” and cautiously reacting to frequency-related reduction in losses due to COVID-related economic shutdowns

•
Advanced long-term China strategy with an increased stake in Huatai Insurance Group, a Chinese insurance company with more than 600 branches and 17 million customers
•
Focused on digital transformation through modernizing foundational technology capability, digital capabilities, analytics and data management, and talent skills

•
Executed management changes and additions, leveraging existing capabilities and enhancing leadership pipeline

•
Advanced diversity, equity and inclusion, by articulating a vision for Chubb to become an anti-racist company and creating specific plans focused on racial equity in recruitment, career development and advancement opportunities to improve workforce diversity (see “Citizenship at Chubb” on page 60 for details)
•
Improved gender balance and racial diversity at the officer level and in talent acquisition

•
Appointed a dedicated executive to focus on climate change and sustainability to drive climate-related initiatives

•
Proactively demonstrated position as an industry leader in crafting a forward-looking proposal for a public-private partnership to address future pandemics, which has been received favorably by members of Congress and representatives of other governments

Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures starting in 2004 when Evan Greenberg became CEO of the Company.
    Source: SNL and company disclosures
Chubb Limited 2021 Proxy Statement	83

Executive Compensation — Executive Summary
Book Value per Share & Tangible Book Value per Share

2020 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across four key metrics as well as TSR. On average across the key metrics described below, our performance relative to the Financial Performance Peer Group was slightly below median. Despite the impacts of COVID-19 and an unusually active year for natural catastrophes, overall 2020 financial results were strong with underlying revenue growth exceeding plan and P&C combined ratio performance remaining comfortably above the median of our peer group. The Compensation Committee considered that key metrics were impacted in the short term by management’s prudent COVID-19-related reserve decisions (further described in “2020 Compensation Decisions” below), which will benefit the Company in the longer term, and recognized the strong TSR results relative to our peer group.
Tangible book value per share growth	12.2%	Tangible book value per share performance substantially exceeded plan and was just below the median of our peer group.
P&C combined ratio	96.1%
P&C combined ratio performance was below plan and prior year due to the impact of COVID-19 and other catastrophe losses and reserve adjustments, but performance was still above the median of our peers. Current accident year P&C combined ratio excluding catastrophe losses was 86.7%, improving upon both plan and prior year.

Core operating return on equity	6.2%	Core operating ROE was below plan, prior year and peer group median due to the impact of COVID-19 and other catastrophe losses.
Core operating income	$3.3B
Core operating income was below plan, prior year and peer group median due to COVID-19 and other catastrophe losses and the impact of COVID-19 reserving in the second quarter of 2020, which represents the Company’s best estimate of ultimate insurance losses resulting directly from the pandemic and consequent economic crises.

Total shareholder return	1.4% 1-year 4.1% 3-year	Our strong 1-year and 3-year annualized TSR were each top quartile compared to peers. Our cumulative 3-year TSR was 12.7%.
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives, furthering our digital and technological capabilities, enhancing organizational effectiveness and fulfilling our commitment to responsible Citizenship. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 82 for additional information on these achievements.
84	Chubb Limited 2021 Proxy Statement

Executive Compensation — Executive Summary
2020 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2020 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress on operational and strategic objectives and shareholder value creation.
In these unprecedented times, the Compensation Committee also considered the leadership decisions taken in the face of the health, economic, political and social impact of the COVID-19 pandemic, including actions taken to protect the health and wellbeing of employees, to ensure business continuity and to strengthen reserves due to COVID-19 and the uncertainty in the global environment. The Committee noted that leadership:
•
Quickly reacted and shifted the Company to a work-from-home environment, adopting management and communication protocols to ensure in real-time that all parts of the organization were continuing to deliver superior customer service and were kept informed and engaged;

•
Provided job security to employees worldwide, including announcing a no-layoff pledge and no reduction of salary or benefits during the acute phase of the crisis, as well as providing supplemental resources to support employees’ emotional and mental health and wellbeing;

•
Exercised prudent judgment in rapidly dimensioning our COVID-19 exposures and adjusting reserves to ultimate loss projections, along with limited recognition of the reduction in frequency losses because of the COVID economic slowdown (the Compensation Committee believes that while these decisions impacted financial results in the short-term, they will benefit the Company over the longer-term); and

•
Played a visible leadership role, particularly the CEO, in defending the insurance industry’s position on business interruption coverage and in crafting a public-private partnership to address future pandemics.

When determining 2020 variable pay for the CEO and other NEOs, including both cash bonuses and long-term incentive equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove strong premium revenue growth, underwriting margin improvement and solid earnings for 2020. The Committee also considered the impacts of COVID-19 and other catastrophe losses on financial results and the prudent, but sizable, COVID-19 reserve adjustment taken in the second quarter of 2020. Yet, importantly, the Committee did not make any adjustments to the measurement of financial performance goals or other performance criteria under the Company’s variable cash or equity compensation programs due to COVID-19.
On balance, the Compensation Committee determined to reduce the CEO’s annual cash bonus by 15% from the prior year to $5.7 million, reflecting the Company’s financial results for 2020. The Committee also decided to keep the CEO’s long-term incentive equity award at the same level as the prior year, reflecting his strong leadership and strategic decisions that the Committee believes position the Company well for the future. The Committee also determined not to increase the CEO’s base salary, which has remained flat since 2015. For the other NEOs, the Committee determined to reduce annual cash bonuses by an average of 9.4%, and to keep the long-term equity incentive award flat or down from last year.
The Compensation Committee believes that 2020 compensation decisions for the CEO and other NEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance, and thus is aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2020 NEO Total Direct Compensation and Performance Summary” beginning on page 101.
The Compensation Committee’s and Board’s compensation decisions for 2020 reflect the Company’s philosophy to closely link compensation to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated not only in this year’s strong performance in an unprecedented year that saw Chubb maintain its position as an industry leader, but also in consistent strong financial results and operational excellence as well as long-term stock price performance. Over the past 17 years, under Evan Greenberg’s leadership, the Company has had outstanding growth in tangible book value per share, an industry-leading combined ratio and strong TSR as measured against its peers.

Chubb Limited 2021 Proxy Statement	85

Executive Compensation — Compensation Program Overview
Compensation Program Overview

Our Compensation Philosophy

We structure our compensation program to fairly compensate our management and to enhance shareholder value by continuing to closely align our executive compensation program and practices with the interests of our shareholders.
Our compensation practices balance long-term and short-term awards. We seek to closely link pay to Company performance. We believe this encourages business decision-making aligned with the long-term interests of the Company and our shareholders, without encouraging or rewarding excessive risk. We also vary and adjust our compensation structure and components to support the human resource requirements of our business in all the markets, globally, in which we operate.
Our goal is to attract and retain highly qualified executives who are talented, experienced, disciplined, motivated and of the highest integrity. We compete for talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. Given the complexity and global nature of our business, as well as the enhanced responsibilities for our executives resulting from the size and scale of our business, our compensation practices must enable us to attract the highest caliber executives with specific capabilities such as knowledge of international insurance markets and the ability to effectively manage teams and organizations in multiple geographies around the world. We strive to develop and administer compensation practices that enable us to retain and motivate top talent in the markets in which we operate while, at the same time, administering integrated compensation practices for our employees globally.
As our business performance and industry reputation continue to grow in comparison with our peer companies, we have become a potential source of talent for peer companies. This has made retention of our executives and other employees even more challenging and continues to be a critical priority.
Say-on-Pay Voting

In accordance with U.S. law and Swiss law, shareholders at the Annual General Meeting will have two votes on executive compensation and one vote for our Board of Directors’ compensation. One executive compensation vote is the say-on-pay vote under U.S. SEC rules in Agenda Item 12. The other executive compensation vote (Agenda Item 11.2) and the director compensation vote (Agenda Item 11.1) are say-on-pay votes under Swiss law and are described in the respective agenda items.
What is the Difference Between the Two Say-on-Pay Votes for Executives (U.S. and Swiss)?

Generally speaking, the Swiss vote is forward-looking  —  meaning that shareholders will pre-approve the maximum amount payable (including base, bonus and equity, and all other compensation, including contributions to retirement plans and any perquisites) to Executive Management for the next calendar year (2022). The calendar year maximum amount includes the base salary that is earned during the year, plus the related bonus award and equity grant, the values of which are determined by the Compensation Committee based on its assessment of that calendar year’s performance.
It is also important to note that the Swiss vote is binding on the Company. If this vote were to not pass, we would hold another shareholder meeting in order to secure binding approval for the following year’s compensation.
The U.S. SEC vote gives shareholders a voice through an advisory vote on our executive compensation. It is generally retrospective, meaning that shareholders are asked to review the Compensation Discussion & Analysis, the Summary Compensation Table and other compensation tables and narrative disclosures, and vote to approve executive compensation for the prior calendar year (2020).
We believe our shareholders will benefit from these multiple say-on-pay votes. Our Board and Compensation Committee value and will use this feedback to continually evolve our compensation programs.
2020 U.S. SEC Say-on-Pay Advisory Vote and Shareholder Outreach

Although the U.S. SEC say-on-pay advisory vote is non-binding, the Compensation Committee will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. At our annual general meeting of shareholders held on May 20, 2020, 83.27% of the shareholders who voted on the U.S. SEC say-on-pay proposal approved the compensation of our NEOs.
Similar to past years as part of our regular shareholder outreach process, we actively engaged with our shareholders after the 2020 annual general meeting to assist our shareholders in understanding Chubb and to discuss and solicit feedback about corporate governance, executive compensation and other matters, including our Citizenship initiatives and related factors affecting our Company. We solicited our 50 largest shareholders, representing approximately 68% of our outstanding Common Shares. Shareholders representing approximately 44% of our outstanding Common Shares accepted our request for engagement.
The Compensation Committee takes into account our shareholders’ input in its consideration of compensation and disclosure matters. In our engagement sessions, shareholders

86	Chubb Limited 2021 Proxy Statement

Executive Compensation — Compensation Program Overview
have continued to respond positively to the significant revisions made in 2017 to the vesting criteria and other parameters of our performance share plan that were based in part upon consideration of best practices and shareholder feedback. For additional information on our shareholder outreach program, see “Corporate Governance — Governance Practices and Policies that Guide Our Actions — Shareholder Outreach Program.”
What We Reward: Individual and Company Performance Criteria

Our compensation practices are designed to reward both individual and Company performance, based on the following:
Individual Performance Criteria:

•
Personal contribution to both short-term and long-term business results

•
Successful execution of key strategic objectives

•
Demonstrated leadership capability

•
Demonstrated application of relevant technical expertise

•
Ethical conduct, regulatory compliance and mitigation of unnecessary risk

Company Performance Criteria:

Company performance is measured in absolute terms versus the financial plan as approved by the Board and prior year results, and in relative terms in comparison with the performance of companies in our Financial Performance Peer Group, across the following key metrics:
•
Tangible book value per share growth

•
P&C combined ratio

•
Core operating return on equity

•
Core operating income

Consideration is also given to 1-year and 3-year TSR performance.
Additional information on how the Compensation Committee evaluates absolute and relative performance across these metrics can be found in “2020 Performance: Key Metrics and Strategic Achievements” and “2020 Compensation Decisions” in the Executive Summary of this Compensation Discussion & Analysis.

Chubb Limited 2021 Proxy Statement	87

Executive Compensation — Compensation Program Overview
Components of Total Direct Compensation

Each NEO has a total direct compensation opportunity, which we deliver through three components:
Total Direct Compensation

	Component	What We Reward	Target Opportunity Range	What It Achieves
Fixed compensation	Base salary	Annual base salary, which is closely tied to role and market.	Base salary is targeted at the median of our compensation peer group and industry peers.	Provides a competitive market-based level of fixed compensation.
Variable compensation	Cash bonus
Each NEO’s annual cash bonus is based on the prior year’s performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
for some NEOs, the performance of the operating unit(s) directly managed by the NEO.

			The specific annual cash bonus opportunity based on performance for each NEO ranges from: • CEO: 0 to 5x annual base salary; and • Other NEOs: 0 to 3x annual base salary.	Ties officer pay to annual Company and individual performance.
Long-term incentive equity awards Stock options (time-based) Restricted stock (time-based) Performance shares • Target Awards • Premium Awards
The value of each NEO’s long-term incentive compensation award is based on the prior year’s performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
for some NEOs, the performance of the operating unit(s) directly managed by the NEO.

The ultimate value realized from these awards is based on the Company’s stock price performance as well as, with respect to performance shares, relative tangible book value per share growth and P&C combined ratio performance over time. Premium Awards are also subject to a TSR modifier.
The value of the award is determined as a percentage of annual base salary. This varies among NEOs depending on position and performance. The value of the award may go up to 5X annual base salary for NEOs other than the CEO, for whom the range is up to 10X annual base salary.
Ties the current year’s awards to future performance.
The Committee determines a specific long-term incentive equity award for each NEO that is linked both to prior year performance and multi-year future performance.
Stock options reward stock price appreciation.
Restricted stock (time-based) aligns executive interests with those of shareholders and supports executive retention.
Performance shares encourage superior growth in tangible book value per share and a strong P&C combined ratio relative to peers, as well as superior TSR.

88	Chubb Limited 2021 Proxy Statement

Executive Compensation — Compensation Program Overview
Other Compensation

NEOs automatically participate in Company-sponsored qualified retirement plans. They are also eligible to participate in Company-sponsored non-qualified deferred compensation plans. Under the non-qualified deferred compensation plans, the NEOs may elect to defer annual base salary and annual cash bonus and direct those deferrals to investment options that mirror those offered in our qualified defined contribution plans, to the extent permissible under applicable tax laws.
Our NEOs do not participate in any Company-sponsored defined benefit plans, which are often referred to as pension plans, other than Mr. Krump, who participates in the Chubb Corp. pension plans assumed by the Company in connection with the Chubb Corp. acquisition. Further benefit accruals under these Chubb Corp. pension plans froze effective as of December 31, 2019. For more information, see “Pension Benefits” on page 113.
Perquisites are not considered part of total direct compensation. They are discussed in footnote 4 of the Summary Compensation Table beginning on page 106.
Compensation Practices and Policies

Stock Ownership Guidelines for Officers

We established and annually review and communicate our stock ownership guidelines for officers. The guidelines set stock ownership goals as a multiple of annual base salary as follows:
•
CEO: 7X annual base salary

•
Direct reports to the CEO, including all other NEOs, and other operating unit presidents: 4X annual base salary

•
Executive Vice Presidents: 3X annual base salary

•
Senior Vice Presidents earning base salaries of $250,000 or more: 2X annual base salary

Shares of vested and unvested stock, excluding performance shares and options, count toward the ownership requirement. Shares of restricted stock are valued at the current market price. Also, an officer must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options until reaching his or her required guideline.
Ownership guidelines for NEOs are mandatory. All of our NEOs are in compliance with our stock ownership guidelines, and all of them own an amount of Common Shares considerably in excess of the required amount.
Hedging Prohibitions

The Company prohibits NEOs (as well as directors and employees) from purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to have the effect of hedging or offsetting) any decrease in the market value of Chubb securities, including: short selling, short-term speculation, such as day trading, purchases and sales of options involving Chubb securities, and trading in hybrid or derivative securities based on Chubb securities, such as straddles, equity swaps or exchange funds, other than securities issued by Chubb.
Share Pledging

Since 2017 new pledging of any Chubb shares owned by executive officers (including NEOs) or directors is prohibited. This pledging policy is more restrictive than our prior policy, which prohibited executive officers (including NEOs) and directors from pledging shares in excess of their minimum shareholding requirement.
Clawback Policy

The Company has enacted a revised clawback policy covering our executive officers. This policy provides for the forfeiture, or clawback, of all incentive compensation awards (cash bonus and equity, vested and unvested) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct:
•
materially related to a financial restatement; or

•
in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.

The policy also covers misconduct and compensation for such executive officers before they became covered officers under the policy. This revised clawback policy was adopted in February 2018 but applies to awards granted prior to its adoption and as revised is more robust than our former clawback policy adopted in 2009.
Impact of Tax Treatments on Compensation

Prior to 2018, Internal Revenue Code (the Code) Section 162(m) limited the deductibility of annual compensation in excess of $1 million paid to “covered employees” (as defined by the Code) of the Company unless the compensation satisfied an exception, such as the exception for performance-based compensation. Performance-based compensation generally included only payments that are

Chubb Limited 2021 Proxy Statement	89

Executive Compensation — Compensation Practices and Policies
contingent on achievement of performance objectives and excluded fixed or guaranteed payments.
On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the Tax Reform Act) was enacted, which, among other things, repealed the performance-based compensation exception and expanded the definition of covered employees. The changes to Section 162(m) became effective for taxable years beginning after December 31, 2017.
As a result, all compensation in excess of $1 million paid to covered employees (as defined in the Tax Reform Act) is no longer deductible by the Company even if such compensation is performance-based compensation (except as provided pursuant to a transition rule). For 2017 and prior, our covered employees included the CEO and other NEOs (but not the CFO) who were executive officers as of the last day of our fiscal year. Our covered employees now generally include anyone who (i) was the CEO or CFO at any time during the year, (ii) was one of the other NEOs who were executive officers as of the last day of the fiscal year and (iii) was a covered employee for any previous year after 2016.
Regardless of the elimination of the Section 162(m) exception for performance-based compensation, the Compensation Committee will continue to consider and closely link executive compensation to Company performance in the design of our executive compensation program, as deductibility was not the sole factor used in determining appropriate levels or methods of compensation.
Impact of Accounting Treatment

The Company accounts for employee stock options and its employee stock purchase plan in accordance with generally accepted accounting principles. For further information on stock-based compensation, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

90	Chubb Limited 2021 Proxy Statement

Executive Compensation — The Relationship of Compensation to Risk
The Relationship of Compensation to Risk

Chubb’s compensation practices take into account risk management and broadly align total compensation with the medium-term and long-term financial results of the Company. The key objectives of our compensation program for executives are to:
(1) emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance;
(2) assure that executives do not take imprudent risks to achieve compensation goals; and
(3) provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.
Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, ensure that these key objectives are fulfilled.
For bonus-eligible officers and employees below the executive level, the cash incentive pool and equity pool available for distribution within each operating unit during the annual compensation cycle are based on a blend of overall Company performance and operating unit performance, as defined by a range of metrics taking into account short-term, medium-term and long-term results on both a relative and absolute basis.
Annual Board Committee Review of Executive Compensation Practices

The Chair of the Compensation Committee meets annually with the Risk & Finance Committee of the Board of Directors to conduct a risk assessment of our executive compensation practices and discuss how specific business risks of concern to the Risk & Finance Committee are taken into account and mitigated as part of the compensation risk analysis and our compensation structure. Chubb’s management, including leaders in Legal and Human Resources, provide a risk assessment of our compensation program to the Compensation Committee for its review. Additionally, the Compensation Committee considers the following factors to be important in discouraging excessive risk:
The Chubb Code of Conduct

The Chubb Code of Conduct is at the heart of our corporate culture and drives every business decision our executives and employees make. The Board considers Chubb’s values-oriented culture to be a key factor in mitigating risky behavior.
Executive Stock Ownership Requirements

Chubb’s stock ownership guidelines require our NEOs to hold substantial amounts of equity. For our CEO, the guideline amount is seven times annual base salary, while for the other NEOs, the guideline amount is four times annual base salary. We believe that stock ownership encourages appropriate decision-making that aligns with the long-term interests of our shareholders.
Compensation Alignment with Our Peer Group

Our compensation program target levels are benchmarked annually to ensure consistency with peers. For our CEO, we rely exclusively on the Compensation Benchmarking Peer Group. For the other NEOs, we rely on a broader set of industry-specific market survey data.
Our Clawback Policy

Our clawback policy provides for the forfeiture, or clawback, of all incentive compensation awards (cash bonus and equity, vested and unvested) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct (i) materially related to a financial restatement or (ii) in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.
Performance Goals

Performance goals are set at levels that are high enough to encourage strong performance, but within reasonably attainable levels to discourage risky business strategies or actions.
Periodic Assessment of Program Design

Our Compensation Committee regularly reviews our compensation structure, awards programs and best practices to ensure our compensation programs do not encourage excessive risk-taking and that the Company awards strong short-, medium- and long-term performance.
Our NEO Compensation Components and Their Relationship to Risk

Variable pay for our NEOs in the form of annual cash bonuses and equity grants comprises the substantial majority of each NEO’s annual total compensation.
Base salary provides a fixed level of compensation for our NEOs and represents a relatively small portion of their overall compensation. Adjustments to base salary are driven more by competitive market data for similar positions as opposed to

Chubb Limited 2021 Proxy Statement	91

Executive Compensation — The Relationship of Compensation to Risk
being tied to performance or short-term financial results and are targeted to market median.
Cash bonuses are determined primarily by the prior calendar year’s results on key financial performance metrics as measured against a defined group of industry peers, prior year performance and Board-approved plan. These metrics are tangible book value per share growth, P&C combined ratio, core operating return on equity and core operating income. These specific financial performance metrics, taken together, have been selected in part because they encourage sound business decision-making and measure the creation of both short- and long-term enterprise value.
Equity awards deliver the remainder — and typically the majority — of each NEO’s total compensation. The types of equity awards and vesting periods are described below.
Type of Award	Vesting Period
Performance Shares	Cliff vest at end of 3-year performance period (subject to satisfaction of established performance criteria)
Restricted Stock (time-based)	Evenly over a 4-year period from date of grant
Stock Options	Evenly over a 3-year period from date of grant (10-year exercise period)
Consequently, the majority of each NEO’s total annual compensation is directly tied to the medium-term and long-term performance of the Company. We believe that executive performance is reasonably reflected in stock price over time, or ought to be, and we do not manage the Company (nor manage our executive compensation practices) to achieve or reward short-term fluctuations or anomalies in market conditions. While stock price may be an imperfect short-term marker for executive compensation, we believe it is a reasonable long-term tool for aligning executive compensation with shareholder results.
Twenty-five percent of the value of each NEO’s annual equity award consists of 10-year options with strike prices set as of the award date. Because options often have more value when held longer, they are particularly suitable for encouraging long-term performance.
The remaining 75% of each NEO’s long-term incentive equity award consists, depending on the NEO, entirely of performance shares or a mix of performance shares and time-based restricted stock, of which performance shares comprise a significant portion. For grants beginning February 2021, performance shares comprise 100% of this portion of the equity grant to each of the CEO, COO and President for North America Insurance, and 75% for the other NEOs. Prior to that, from January 2017 performance shares comprised this portion of 75% of the CEO’s, 66% of the COO’s and 60% of the other NEOs’ equity grant. This means that awards in a given year are significantly dependent on objectively measured operating performance relative to industry competitors over a multiple year period, making a substantial percentage of overall compensation dependent on long-term outcomes relative to the competition.
Our Assessment of Compensation Risk

As part of Board risk governance, the Compensation Committee reviews the Company’s compensation structure, policies and practices to determine whether incentives arising from compensation policies or practices relating to any of our NEOs and other employees would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee and management concluded that the Company’s compensation policies and practices do not create risks reasonably likely to have a material adverse effect on the Company, and again confirmed that the mix of compensation types and timeframes tended to align risk-taking with appropriate medium- and long-term performance for the Company.

92	Chubb Limited 2021 Proxy Statement

Executive Compensation — How We Use Peer Group Data in Determining Compensation
How We Use Peer Group Data in Determining Compensation

The Compensation Committee recommends to the full Board and the Board approves the total direct compensation for the CEO. The Compensation Committee also reviews and approves or modifies the CEO’s recommendations for the total direct compensation for the other NEOs and direct reports to the CEO. As part of the annual compensation review process, the Compensation Committee evaluates:
•
Each NEO’s individual compensation against compensation levels for comparable positions in the market. For our CEO, the Committee focuses on data from our Compensation Benchmarking Peer Group, a group of companies with characteristics similar to us that best defines the market in which we compete for executive talent. For our NEOs directly managing an operating unit or support function, the Committee focuses on proxy statement data and on broad survey data of insurance industry companies.

•
Company performance against the financial performance of companies in a second peer group that best defines the market in which we compete for business, which we refer to as our Financial Performance Peer Group.

How We Select, and Who is Currently in, Our Compensation Benchmarking Peer Group

The Compensation Committee reviews the composition of our Compensation Benchmarking Peer Group on an annual basis. The Compensation Committee’s independent executive compensation consultants assist in the annual evaluation of this group. Our Compensation Benchmarking Peer Group is intended to be a group of companies that are similar to us in various ways that best define the market in which we compete for executive talent. Our Compensation Committee determined to make no changes to the composition of this 15-member peer group from last year.
When the Compensation Committee originally formulated the peer group, it conducted a thorough analysis to align the peer group with our meaningfully larger size and scope following the Chubb Corp. acquisition in January 2016. The analysis considered multiple characteristics, such as industry relevance, market capitalization, revenues and number of business lines, to identify companies within and outside our industry to constitute a robust group of peer companies.
Our compensation peer group includes insurance companies with different primary businesses than ours and other financial services companies, which together complemented the remaining property and casualty companies on the list. Specifically, we include eight global insurance companies (three of which are global life/health companies and two of which are brokers) and seven global financial services companies.
Based on our size (as the largest publicly traded P&C insurance company), our operational complexity (in terms of diversity of distribution channels, product and geography) and our risk profile, the Compensation Committee believes that this peer group supports more valid and appropriate executive compensation decision-making than using our much smaller Financial Performance Peer Group. In developing our Compensation Benchmarking Peer Group, we note that there are an insufficient number of comparable property and casualty insurers because, with few exceptions, they are considerably smaller than we are.
Compared to peers outside the property and casualty insurer group we may experience more volatility (particularly with regard to the impact of catastrophe losses) and there are different factors impacting our financial statements, and therefore these peers may have markedly different results in a given year than the Company for external reasons. However, these companies’ size and complexity better match the Company’s characteristics and therefore make them viable compensation peers.
For our CEO, we rely exclusively on the Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of other insurance companies from Willis Towers Watson and Mercer.
Our 2020 Compensation Benchmarking Peer Group is:

•
The Allstate Corporation

•
American Express Company

•
American International
Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
How We Select, and Who is Currently in, Our Financial Performance Peer Group

The Financial Performance Peer Group includes companies that we view as comparable to us from a business perspective and our closest direct business competitors. The Compensation Committee annually reviews the composition of the Financial Performance Peer Group, with assistance from its independent compensation consultants. The Committee determined not to make any changes to this group in 2020.
The Financial Performance Peer Group includes three companies in the Compensation Benchmarking Peer Group that are considered commercial property and casualty insurance companies. It also has three additional commercial

Chubb Limited 2021 Proxy Statement	93

Executive Compensation — How We Use Peer Group Data in Determining Compensation
property and casualty insurance companies that are not in the Compensation Benchmarking Peer Group because of their size and ownership structure relative to the Company. We think the Financial Performance Peer Group is the most relevant peer group to compare to the financial performance of the Company on tangible book value per share growth, P&C combined ratio, core operating return on equity and core operating income.
Our 2020 Financial Performance Peer Group is:

• The Allstate Corporation • American International Group, Inc. • CNA Financial Corporation • The Hartford Financial Services Group, Inc.	• The Travelers Companies, Inc. • Zurich Financial Services Group

How We Determine Total Direct Compensation Pay Mix

Introduction—Determining the Mix of Total Direct Compensation

The components of our NEO’s total direct compensation vary depending on level. Our more senior officers receive a greater percentage of their total direct compensation as variable or at-risk compensation. This consists of an annual cash bonus and a long-term incentive equity award composed of stock options, performance shares and, for two of our NEOs, time-based restricted stock. The substantial majority of the equity award is in the form of performance shares, as described below.
Total cash compensation, which consists of annual base salary and annual cash bonus, is typically less than half of total direct compensation.
For the CEO, the Compensation Committee reviews the percentage of total direct compensation delivered in annual base salary, annual cash bonus, and long-term incentive equity awards compared to the companies in our Compensation Benchmarking Peer Group. For all NEOs other than the CEO the Compensation Committee also considers the broader insurance market.
Elements of Total Direct Compensation

Annual Base Salary

The Compensation Committee reviews and approves or modifies the CEO’s recommendations for the annual base salary of each NEO. The Compensation Committee recommends, and the full Board of Directors determines, the annual base salary for the CEO. On an annual basis, the Committee reviews each NEO’s actual annual base salary in reference to the median compensation levels for comparable positions at companies in our Compensation Benchmarking Peer Group and, as applicable, broader insurance industry peers. The Committee relies on industry-specific market survey data for NEOs other than the CEO. While we typically target annual base salary to be at the median of the market, each NEO’s actual annual base salary may fall above or below the market median based on performance, experience, time in position and other considerations.
Variable Compensation—Bonus and Equity Compensation Awards

We use variable performance-based compensation in the form of the annual cash bonus and the long-term incentive equity awards in combination with annual base salary to provide an overall compensation opportunity that is closely tied to performance. When both Company performance and individual performance are considered outstanding, NEOs have the opportunity to achieve total direct compensation that approximates the 75th percentile of compensation for comparable positions at companies in our Compensation Benchmarking Peer Group (for the CEO) and our broader insurance industry peers (for other NEOs). The Compensation Committee’s independent compensation consultants, Pay Governance, assess the competitive percentile for a given position based on an analysis of compensation disclosures in the most recent publicly available Compensation Benchmarking Peer Group proxy statements in combination with industry-specific market survey data. The Compensation Committee considers the opportunity to achieve or exceed the 75th percentile for outstanding performance appropriate because of the high performance expectations to which our Company executives are held, the prevailing competition for talent within our Compensation Benchmarking Peer Group and industry, and the ambitious financial goals of the Company, which the Board reviews and approves each year.
Annual Cash Bonus

The annual cash bonus component of total direct compensation provides a timely link between recent performance and compensation. This allows the Compensation Committee to adjust annual compensation to reflect overall Company financial performance during the prior fiscal year as well as the individual performance of each NEO.

94	Chubb Limited 2021 Proxy Statement

Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Each NEO’s 2020 annual cash bonus was determined in early 2021 and was based on 2020 performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and,

•
for some NEOs, as further specified elsewhere in this Compensation Discussion & Analysis, the performance of the operating unit(s) directly managed by the NEO.

This process culminates in a specific annual cash bonus opportunity for each NEO that ranges between zero and 3X annual base salary based on performance, with the exception of the CEO, for whom the range is up to 5X annual base salary (see 2020 Total Direct Compensation — Supplemental Table on page 105).
Long-Term Incentive Equity Awards

The Compensation Committee bases the value of each NEO’s long-term incentive compensation award on the prior year’s performance as measured against the Individual and Company Performance Criteria, described above, as well as, for some NEOs as further specified below, the performance of the operating unit(s) directly managed by the NEO.
The Compensation Committee also considers and uses long-term incentive equity awards, principally in the form of stock options, performance shares and time-based restricted stock as:
•
a timely link between recent performance and compensation;

•
a forward-looking vehicle for retention of executive talent due to the multi-year vesting schedule for equity awards;

•
an important driver of long-term performance and risk management; and

•
a key link for aligning shareholder and executive interests.

This process culminates in a specific long-term incentive equity award for each NEO that is linked both to prior year and multi-year future performance. The range of the value of the award as a percentage of annual base salary varies among NEOs depending on position and performance. The value of the award may go up to 5X annual base salary for
NEOs other than the CEO, for whom the range is up to 10X annual base salary.
Equity Compensation

Performance Share Criteria and Vesting

Stock options make up 25% of each NEO’s equity award. Depending on the NEO, the remaining 75% portion consists either entirely of performance shares or a mix of performance shares and time-based restricted stock. For awards granted beginning February 2021, the performance criteria are applied to 100% of this portion of the equity award to each of the CEO, COO and President for North America Insurance; and 75% of the stock awards granted to the other NEOs and designated executives. Prior to that, and since January 2017, performance shares comprised this portion of 75% of the CEO’s, 66% of the COO’s and 60% of the other NEOs’ and participating executives’ equity grants.
To determine whether performance share awards vest, we compare our performance on a relative basis to our Financial Performance Peer Group. For awards granted since January 2017, our performance criteria tie the three-year cliff vesting of these awards to specified relative performance targets, namely our tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting). We selected these financial measures because they are strong indicators of growth in shareholder value and underwriting profitability for a commercial property and casualty insurer and common financial performance measures for companies in our industry. If performance exceeds the 75th percentile, relative TSR is then measured to determine the number of Premium Awards that will vest.
Awards granted prior to January 2017 vested on an annual basis over a four-year period, and vesting was tied to relative performance in growth of tangible book value per share. In 2017, our Compensation Committee determined to change the annual vesting period to a three-year cliff vest and add P&C combined ratio as an additional metric (with a TSR modifier for Premium Awards), in part in response to shareholder feedback on our executive compensation program.

Chubb Limited 2021 Proxy Statement	95

Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Performance Shares—Target Awards and Premium Awards

We have two types of performance share awards: Target Awards and Premium Awards. The performance measurement and vesting requirements for each is summarized below:
	Performance Measurement	Performance Result	Target Award Shares Vested
Target Award	Weighted average of: – Tangible book value per share growth (70%) – P&C combined ratio (30%) Measured against Financial Performance Peer Group during the three-year performance period	Meets or exceeds 50th percentile	100%
		Exceeds 25th percentile but does not meet or exceed 50th percentile	Target Award multiplied by a percentage determined by straight-line interpolation between 50% and 100% based on the percentile achieved between the 25th and 50th percentiles
		Less than or equal to 25th percentile	None (shares are forfeited)
If three-year cumulative performance exceeds a certain percentile, a Premium Award of additional shares, over and above the Target Award (up to a maximum of 65% of the Target Award), will be earned as follows:
	Performance Measurement	Performance Result	TSR	Premium Award Shares Vested
Premium Award	Weighted average of: – Tangible book value per share growth (70%) – P&C combined ratio (30%) TSR modifier if above performance exceeds 75th percentile Measured against Financial Performance Peer Group during the three-year performance period	Exceeds 75th percentile	Meets or exceeds 55th percentile	100%
		Exceeds 75th percentile	Does not meet or exceed 55th percentile	77%
		Meets or exceeds 50th percentile but does not exceed 75th percentile	N/A	Premium Award multiplied by a percentage determined by straight-line interpolation between 0% and 77% based on the percentile achieved between the 50th and 75th percentiles
		Does not meet or exceed 50th percentile	N/A	None (shares are forfeited)
Any Target Awards and Premium Awards earned cliff-vest at the end of the three-year performance period.

Key Features of Performance Share Awards (for awards granted since January 2017)
•
3-year cliff-vesting

•
No “second chance” look-back vesting

•
Two performance metrics: tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting)

•
TSR modifier for Premium Awards

•
Maximum payout opportunity of 165% of target (previously 200%)

96	Chubb Limited 2021 Proxy Statement

Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Independent Verification of Performance Criteria

We have retained Ernst & Young LLP, an independent public accounting firm, to verify the calculations of our performance criteria for the vesting of performance shares and to prepare a report on its findings. Our Compensation Committee reviews the report prepared by Ernst & Young and, based on that report, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, performance shares vested as a result.
Performance Share Awards Granted in 2016

For awards granted in 2016, which vested in May 2020, each Target Award consisted of four annual installments. The vesting of each annual installment was subject to the following criteria:
•
If growth in tangible book value per share exceeded the peer median, 100% of the Target Award shares would vest.

•
If the growth in tangible book value per common share exceeded the 25th percentile but did not exceed the 50th percentile, the number of Target Award shares vested would be equal to the number of shares multiplied by a percentage determined by straight line interpolation between 50% and 100% based on the percentile achieved between the 25th and 50th percentiles; if the growth was at or below the 25th percentile, then no such stock would vest.

For awards granted in 2016, if our growth in tangible book value per share compared with the growth of other companies included in our Financial Performance Peer Group over a four-year cumulative performance period exceeded a certain percentile, a Premium Award of additional shares, over and above the yearly Target Award, would be earned as follows:
•
If four-year cumulative performance did not exceed the 50th percentile, no Premium Award would vest.

•
If four-year cumulative performance was above the 50th but did not exceed the 65th percentile, then we would interpolate the Premium Award between 0% and 50% of the number of Target Award shares earned.

•
If four-year cumulative performance was above the 65th but did not exceed the 75th percentile, then we would interpolate the Premium Award between 50% and 100% of the number of Target Award shares earned.

•
If four-year cumulative performance exceeded the 75th percentile, then the Premium Award would equal 100% of the number of Target Award shares earned.

If the Target Award did not vest in a particular one-year period applicable to that installment, it could later vest in a subsequent year if the aggregate to-date performance exceeded the minimum applicable vesting performance percentage or the cumulative four-year performance exceeded the median performance for growth in tangible book value per common share. If the performance goal was not achieved within four years, the shares were forfeited. Our Compensation
Committee eliminated this “second chance” look-back vesting for performance share awards granted beginning January 2017.
Special Recognition Long-Term Incentive Equity Awards Granted in 2016

In recognition of the extraordinary efforts of certain Company employees, including the NEOs, who undertook substantial additional work associated with the pre-closing phase of our acquisition of Chubb Corp., the Board of Directors authorized and awarded supplemental equity awards to these employees in February 2016. These awards were in addition to the compensation otherwise awarded on the basis of the Company’s 2015 financial performance. For the NEOs, this award was in the form of an additional grant of performance shares with the same vesting criteria as the performance shares awarded as part of annual compensation for 2015. The awards were granted as follows: $4 million for Mr. Greenberg, $1 million for Mr. Bancroft, $2.1 million for Mr. Keogh, $1 million for Mr. Krump and $1.6 million for Mr. Lupica.
For Messrs. Greenberg and Keogh, however, earned shares cliff-vested at the end of the four-year period. Furthermore, to link compensation with the creation of shareholder value, for Messrs. Greenberg and Keogh, any shares above target (premium shares) earned based on growth in tangible book value per share would be delivered in full only if the stock price exceeded $130 per share as measured by the average price of the last 30 trading days prior to the four-year anniversary of the grant date. The Company’s average closing stock price as reported by the New York Stock Exchange for the last 30 trading days up to February 25, 2020 (the fourth anniversary of the grant date) exceeded the applicable threshold.
These awards vested in May 2020. Since these awards were granted for extraordinary efforts, they have not been and will not be considered for the purpose of determining future compensation.
Issuance Criteria for Target Awards and Premium Awards

Shares representing Target Awards are issued when the performance award is approved and certified by the Compensation Committee. They are subject to forfeiture if applicable performance criteria are not met.
The Compensation Committee lacks discretion to increase the vesting of any performance-based award other than what was achieved based on actual performance. The Committee’s analysis of performance metrics for all performance-based awards may take into account the effect of any extraordinary transaction (including acquisitions, dispositions, extraordinary investments and extraordinary share purchases) on tangible book value and the combined ratio of the Company and peer companies during the applicable performance measurement period; this permits the Committee to ensure that executives are not unduly penalized or enriched for taking actions that it determines are in the best interests of the Company.

Chubb Limited 2021 Proxy Statement	97

Executive Compensation — How We Determine Total Direct Compensation Pay Mix
In May 2020, the Compensation Committee certified that Target Awards granted to NEOs in February 2017 earned a Premium Award of 77% following completion of the three-year cumulative performance period. Additionally, the Compensation Committee also certified in May 2020 that the Target Awards granted to NEOs in February 2016, which were subject to the previous four-year cumulative performance period noted above, earned a Premium Award of 100%.
Stock Option, Performance Share and Restricted Stock Grants: Timing and Pricing

The Compensation Committee typically grants long-term incentive equity awards to NEOs annually, effective the day of the February Board of Directors meeting. From time to time the Compensation Committee may make off-cycle grants to NEOs to recognize mid-year promotions or other circumstances.
•
The option exercise price is the closing price of our Common Shares as traded on the NYSE on the grant date. Officers who join the Company after February in a given year may be granted stock options, performance shares and restricted stock following their start date.

•
To determine the number of shares for an option award, we use a notional Black-Scholes option value. The notional value is 25% of the stock price, calculated in each case at the time that we make the decision to grant the option. We typically base the number of shares to be covered by a restricted stock or performance share grant on the closing stock price on the date that we make the decision to grant the award.
Vesting—Change in Control and Termination of Employment

Each year the Compensation Committee reviews the vesting criteria for Executive Management and NEOs. All grants to members of Executive Management and our NEOs are subject to double-trigger vesting upon a change in control.
Options, performance shares and restricted stock also vest if a recipient’s termination of employment occurs by reason of death or disability. Continued vesting requires uninterrupted employment with the Company unless the Compensation Committee (by recommendation from the CEO) exercises its discretion and grants continued vesting in unvested equity in connection with an employee’s separation from the Company. Also, upon reaching age 62 and having 10 years of service, employees who retire from the Company in good standing will be granted continued vesting without requiring Compensation Committee approval, except that the Compensation Committee may cancel the Premium Award portion of a performance share award to a retirement-eligible executive who departs the Company within six months of the grant date without appropriate notice.

98	Chubb Limited 2021 Proxy Statement

Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine and Approve NEO Compensation

Role of the Compensation Committee

The Compensation Committee recommends to the full Board and the Board approves the CEO’s total direct compensation. The Compensation Committee meets in executive sessions, with no management present, to evaluate the performance and determine the total direct compensation of the CEO. In addition to considering overall Company financial performance in absolute terms compared to plan and prior-year performance, and in relative terms compared to the financial performance of our Financial Performance Peer Group, the Compensation Committee seeks external guidance from Pay Governance, its independent compensation consultants.
The CEO makes recommendations for the total direct compensation of each of the other NEOs. The Committee discusses these recommendations with the CEO along with a review of the performance of each NEO as assessed by the CEO. The Committee then approves or disapproves, or recommends modifications to, the total direct compensation for each NEO, as appropriate.
Role of Independent Consultants in Advising the CEO and Compensation Committee on NEO Compensation Determinations
The Compensation Committee directly retains Pay Governance to assist management in the collection and analysis of relevant market data, including compensation and financial performance data for our Compensation
Benchmarking and Financial Performance Peer Groups. Pay Governance also provides compensation benchmarking for the positions held by our NEOs for consideration by the CEO and the Compensation Committee. In addition, the Compensation Committee currently retains Pay Governance to assist it with respect to the compensation of the CEO. For this assignment, Pay Governance meets directly with the Compensation Committee to review Company performance, the performance of the CEO and provides guidance on CEO compensation in the form of proposed compensation ranges for the annual cash bonus and long-term incentive equity award. In addition, Pay Governance facilitates discussion, reviews peer groups and provides guidance on current trends in executive compensation practices, in general, and CEO compensation practices, specifically. The Compensation Committee has the authority to retain and terminate Pay Governance and to approve their fees and other retention terms.
Role of the Global Human Resources Officer in Advising the CEO and Compensation Committee on NEO Compensation Determinations
Our Global Human Resources Officer further supports the CEO and the Compensation Committee in assembling external market data as prepared by Pay Governance, gathering and assembling internal compensation information, acting as liaison with Pay Governance, and assisting the CEO and the Compensation Committee in further compensation analysis.

Chubb Limited 2021 Proxy Statement	99

Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine Compensation for Our CEO

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2020:
100	Chubb Limited 2021 Proxy Statement

Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine Other NEO Compensation

For other NEOs, total direct compensation is determined by the CEO and approved or modified by the Compensation Committee. The compensation framework is similar to that for the CEO as described in “How We Determine Compensation For Our CEO” above as compensation decisions are based in part on overall Company performance, although compensation decisions also include consideration of the performance of the operating units or support functions under each NEO’s management. Decisions are also influenced by each NEO’s individual performance, within the context of compensation market data for each position provided by Pay Governance.
As part of the annual compensation cycle, the CEO, with assistance from the Global Human Resources Officer, reviews appropriate compensation market data for each NEO. For those NEOs directly managing an operating unit, the review includes proxy statement and market data for other business segment leaders of comparably-sized business units for comparable companies in the insurance industry. Similarly, for those NEOs managing a support function, the review includes proxy statement and market data for other support function leaders from comparable companies in the insurance industry.

2020 NEO Total Direct Compensation and Performance Summary

Below we provide a summary of each of our NEOs’ total direct compensation and an overview of their 2020 performance relative to achieving our annual and long-term performance goals. The process the Compensation Committee uses to determine each officer’s 2020 compensation is described more fully in “How We Determine and Approve NEO Compensation” beginning on page 99.
CEO 2020 Total Direct Compensation

Evan G. Greenberg
Chairman and CEO
2020 Performance Summary
Mr. Greenberg provided strong leadership with steadfast focus in an extraordinary year and as a result, Chubb delivered solid financial results in a challenging environment, and made strategic decisions that we believe position the Company well for the future. The Company’s performance was exceptional in the context of the historic and unprecedented times globally. Despite the impacts of COVID-19, the Company delivered profitable results, headlined by rapid premium revenue growth and underwriting margin improvement across our commercial lines portfolio globally, and the balance sheet is in excellent shape.
Mr. Greenberg was a visible leader both internally and externally throughout the year, making bold and decisive decisions in the face of the health, economic, political and social impact of the COVID-19 pandemic, including actions taken to protect the health and wellbeing of employees, to ensure business continuity and to prudently strengthen reserves due to COVID-19 and the uncertainty in the global environment.
The following were relevant to the Compensation Committee’s considerations in developing its CEO compensation recommendations for 2020:
Financial Performance

•
Core operating income of $3.3 billion ($7.31 per share), down from $4.6 billion ($10.11 per share) in 2019, reflecting $2.8 billion in after-tax catastrophe losses in 2020 ($6.12 per share impact) compared to $966 million for 2019 ($2.11 per share impact). 2020 losses included COVID-19 catastrophe losses of $1.2 billion, which represents the Company’s best estimate of ultimate insurance losses resulting directly from the pandemic and consequent economic crises

•
P&C combined ratio of 96.1% compared to 90.6% in 2019. The current accident year P&C combined ratio excluding catastrophe losses was 86.7% in 2020 compared to 89.2% in 2019

•
Consolidated net premiums written of $33.8 billion, up 4.8%, including commercial P&C growth of 8.9%

Shareholder Value

•
Tangible book value per share growth of 12.2%

•
Core operating return on equity of 6.2% in 2020 and 9.0% in 2019

•
One-year and three-year annualized total return to shareholders (TSR) was 1.4% and 4.1%, respectively, which were each in the top quartile of our Financial Performance Peer Group; cumulative three-year total shareholder return of 12.7%

Chubb Limited 2021 Proxy Statement	101

Executive Compensation — 2020 NEO Total Direct Compensation and Performance Summary
Strategic and Operational Accomplishments

Under the leadership of Mr. Greenberg, Chubb achieved key strategic and operational objectives in 2020, including:
•
Continued to capitalize on market conditions in commercial P&C by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Demonstrated prudent risk management by developing a comprehensive framework to dimension our COVID-19 exposures with a “reserve to ultimate approach” and cautiously reacting to frequency-related reduction in losses due to COVID-related economic shutdowns

•
Advanced long-term China strategy with an increased stake in Huatai Insurance Group, a Chinese insurance company with more than 600 branches and 17 million customers

•
Focused on digital transformation through modernizing foundational technology capability, digital capabilities, analytics and data management, and talent skills

•
Executed management changes and additions, leveraging existing capabilities and enhancing leadership pipeline

•
Advanced diversity, equity and inclusion, by articulating a vision for Chubb to become an anti-racist company and creating specific plans focused on racial equity in recruitment, career development and advancement opportunities to improve workforce diversity (see “Citizenship at Chubb” on page 60 for details)

•
Improved gender balance and racial diversity at the officer level and in talent acquisition

•
Appointed a dedicated executive to focus on climate change and sustainability to drive climate-related initiatives

•
Proactively demonstrated position as an industry leader in crafting a forward-looking proposal for a public-private partnership to address future pandemics, which has been received favorably by members of Congress and representatives of other governments

Compensation Committee Decisions
The extensive Company Performance Criteria and Individual Performance Criteria used to evaluate Mr. Greenberg’s compensation are detailed in the sections “How We Determine Compensation for Our CEO” on page 100 and “What We Reward: Individual and Company Performance Criteria” on
page 87. Consistent with those criteria, in determining CEO compensation the Compensation Committee considered the financial performance of the Company on an absolute basis and relative to peers, as well as underlying core performance and the Company’s performance on the non-financial goals, and the CEO’s individual performance. In these unprecedented times, the Committee also considered the leadership actions taken by the CEO in the face of the health, economic, political and social impact of the COVID-19 pandemic.
Following its analysis and discussion, the Compensation Committee concluded that it was fair and appropriate to provide compensation modestly above the median of the Compensation Benchmarking Peer Group, although the Committee decided to reduce his total direct compensation by 4.6% from 2019. The Committee’s decision included a reduction in annual cash bonus by 15% to $5.7 million, a long-term incentive award of $13.5 million, which was flat with 2019, and no increase in base salary, which has not been changed since 2015.

102	Chubb Limited 2021 Proxy Statement

Executive Compensation — 2020 NEO Total Direct Compensation and Performance Summary
Other NEO 2020 Total Direct Compensation
Philip V. Bancroft Chief Financial Officer
Corporate Units under his management:
• Accounting & Financial Reporting	• Actuarial
• Investment Management	• Tax and Treasury

2020 Performance Criteria
Mr. Bancroft’s compensation was based on overall Company performance, against both financial and strategic objectives, and his individual performance as the Company’s CFO, which was evaluated in terms of his execution of a wide and complex set of financially-oriented objectives related to the balance sheet and income statement. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was reduced 8.1%

•
Long-term incentive equity award was reduced 10%

•
2020 total direct compensation was reduced 7.2%

John W. Keogh President and Chief Operating Officer
Corporate Units under his management:
• Overseas General P&C businesses • Chubb Global Markets • North American P&C businesses

2020 Performance Criteria
Mr. Keogh’s compensation was based on overall Company performance, against both financial and strategic objectives, and his strategic leadership of Chubb’s general insurance business units as well as the product, underwriting, claims and support functions globally. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was reduced 12.2%

•
Long-term incentive equity award was unchanged

•
2020 total direct compensation was reduced 3.2%

Chubb Limited 2021 Proxy Statement	103

Executive Compensation — 2020 NEO Total Direct Compensation and Performance Summary
Paul J. Krump Vice Chairman, Global Underwriting and Claims
Corporate Units under his management:
• Global Claims	• Corporate Underwriting
• Global Underwriting	• Risk Engineering Services

2020 Performance Criteria
Mr. Krump’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Krump’s direct management, which for 2020 included Global Claims, Global and Corporate Underwriting and Risk Engineering Services (and for a portion of the year, North America Personal Risk Services and Commercial Insurance), as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was reduced 17.5%

•
Long-term incentive equity award was unchanged

•
2020 total direct compensation was reduced 5.6%

John J. Lupica Vice Chairman; President, North America Insurance
Corporate Units under his management:
• Commercial Insurance	• North America Major Accounts
• Personal Risk Services	• Agribusiness
• Westchester	• Chubb Bermuda
• Rain & Hail

2020 Performance Criteria
Mr. Lupica’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Lupica’s direct management, which for 2020 included North America Major Accounts, Westchester, Agribusiness, Chubb Bermuda and Rain & Hail (and for a portion of the year, North America Personal Risk Services and Commercial Insurance), as well as his individual performance. Consideration was also given to his increased responsibilities during the year as President for North America Insurance and competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 0.3%

•
Long-term incentive equity award was unchanged

•
2020 total direct compensation was increased 0.4%

104	Chubb Limited 2021 Proxy Statement

Executive Compensation — 2020 NEO Total Direct Compensation and Performance Summary
2020 Total Direct Compensation – Supplemental Table

Each February, the Compensation Committee and the Board of Directors approve compensation for each NEO including any adjustments to base salary, cash bonus in recognition of prior calendar year’s performance and long-term incentive equity awards. The long-term incentive equity awards consist of stock options, valued using a notional Black Scholes option valuation methodology representing roughly 25% of the closing market price at the date of grant; time-based restricted stock awards; and performance shares, which are subject to performance-based vesting criteria, valued at the closing market price at the date of grant.
The key compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the supplemental table below. The totals and the equity award values do not directly correlate to what is ultimately reported in the Summary Compensation Table in accordance with SEC rules (for example, the equity award column below reflects February 2021 grants, while the Summary Compensation Table reflects February 2020 grants).
2020 Named Executive Officers Compensation—Supplemental Table
Name and Title/Business Unit	Salary1 2	Cash Bonus	Long-Term Incentive Equity Award	Total Direct Compensation
Evan G. Greenberg Chairman and Chief Executive Officer	$1,400,000	$5,700,000	$13,500,000	$20,600,000
Philip V. Bancroft Chief Financial Officer	$865,000	$1,342,400	$2,173,500	$4,380,900
John W. Keogh President and Chief Operating Officer	$1,032,692	$2,460,400	$5,200,000	$8,693,092
Paul J. Krump Vice Chairman, Global Underwriting and Claims	$895,385	$1,567,500	$2,850,000	$5,312,885
John J. Lupica Vice Chairman; President, North America Insurance	$895,385	$2,219,700	$3,530,000	$6,645,085

1
Reflects total base salary paid in 2020. Other than for Mr. Greenberg, whose base salary was unchanged in 2020, amounts are less than year-end base rate because base rate changes for the year typically take effect in late March.

2
The Compensation Committee and Board determined not to change the base salaries of any of our NEOs for 2021.

Chubb Limited 2021 Proxy Statement	105

Executive Compensation — Summary Compensation Table
Summary Compensation Table

The following table sets forth compensation for 2020, 2019 and 2018 for our NEOs.
Name and Principal Position	Year	Salary	Bonus	Stock Awards1	Option Awards2	Change in Pension Value and Nonqualified Deferred Compensation Earnings3	All Other Compensation4	Total
Evan G. Greenberg Chairman and Chief Executive Officer	2020	$1,400,000	$5,700,000	$10,125,070	$1,917,286	—	$1,185,811	$20,328,167
	2019	$1,400,000	$6,700,000	$9,225,174	$1,881,925	—	$1,267,971	$20,475,070
	2018	$1,400,000	$6,100,000	$8,849,881	$2,761,129	—	$1,246,474	$20,357,484
Philip V. Bancroft Chief Financial Officer	2020	$865,000	$1,342,400	$1,811,377	$342,996	—	$650,342	$5,012,115
	2019	$843,500	$1,461,000	$1,751,412	$357,264	—	$664,843	$5,078,019
	2018	$818,000	$1,363,300	$1,687,511	$526,473	—	$644,591	$5,039,875
John W. Keogh President and Chief Operating Officer	2020	$1,032,692	$2,460,400	$3,900,158	$738,503	—	$496,027	$8,627,780
	2019	$975,000	$2,802,000	$3,207,976	$654,389	—	$465,666	$8,105,031
	2018	$963,462	$2,505,000	$3,001,466	$936,436	—	$452,934	$7,859,298
Paul J. Krump Vice Chairman, Global Underwriting and Claims	2020	$895,385	$1,567,500	$2,137,566	$404,760	$1,034,364	$399,314	$6,438,889
	2019	$876,538	$1,900,000	$2,282,995	$363,698	$2,151,740	$63,146	$7,638,117
	2018	$859,231	$1,743,000	$1,690,515	$527,410	$1,310,110	$73,054	$6,203,320
John J. Lupica Vice Chairman; President, North America Insurance	2020	$895,385	$2,219,700	$2,647,640	$501,340	—	$458,315	$6,722,380
	2019	$876,538	$2,212,700	$2,687,775	$497,272	—	$417,140	$6,691,425
	2018	$854,615	$1,913,400	$2,297,704	$716,874	—	$425,751	$6,208,344

1
This column discloses the aggregate grant date fair value of stock awards granted during the year. This column includes time-based restricted stock as well as performance shares for which the target amount is included. For information on performance targets and vesting, see “Compensation Discussion & Analysis—How We Determine Total Direct Compensation Pay Mix—Equity Compensation.” Additional detail regarding stock awards made in 2020 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement. Assuming the highest level of performance is achieved (which would result in Premium Award vesting of 65% of target performance shares awarded in 2018, 2019 and 2020, i.e., all Target Awards and Premium Awards), the aggregate grant date fair value of the stock awards set forth in the table above would be:

	2020	2019	2018
Evan G. Greenberg	$15,060,987	$13,722,473	$13,164,157
Philip V. Bancroft	$2,517,795	$2,434,436	$2,345,633
John W. Keogh	$5,573,284	$4,584,200	$4,289,096
Paul J. Krump	$2,971,277	$3,303,447	$2,349,925
John J. Lupica	$3,680,247	$3,801,020	$3,193,751

The Target Awards granted in 2016 met relevant performance criteria and vested their annual installments as scheduled. Target Awards granted to NEOs for 2016, 2015 and 2014 earned a Premium Award of 100%. The Target Awards granted in 2017 met relevant performance criteria and cliff-vested as scheduled. Target Awards granted to NEOs in 2017 earned a Premium Award of 77% (50.05% of the Target Awards granted) based on Cumulative Performance exceeding the 75th percentile and three-year TSR not meeting or exceeding the 55th percentile. The table below shows the value realized on vesting of those Premium Awards at the three-year anniversary date for the 2017 grant and the respective four-year anniversary dates for the 2016, 2015 and 2014 grants.

	2017 Grant Vested in 2020	2016 Grant Vested in 2020	2015 Grant Vested in 2019	2014 Grant Vested in 2018
Evan G. Greenberg	$2,438,313	$9,167,600	$8,420,913	$8,910,270
Philip V. Bancroft	$413,324	$1,645,540	$1,022,835	$1,042,122
John W. Keogh	$791,141	$3,558,806	$2,458,648	$2,486,384
Paul J. Krump	$405,059	$866,745	—	—
John J. Lupica	$550,554	$2,396,991	$1,439,162	$1,419,926

2
This column discloses the aggregate grant date fair value of stock option awards granted during the year. Option values are based on the grant date fair market value computed in accordance with FASB ASC Topic 718. Additional detail regarding stock option awards made in 2020 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement.

3
Reflects solely the aggregate change in pension value for 2020, 2019 and 2018 under the Pension Plan of The Chubb Corporation (Chubb Corp. Pension Plan) and the Pension Excess Benefit Plan of The Chubb Corporation (Chubb Corp. Pension Excess Benefit Plan). Mr. Krump’s benefits under the Chubb Corp. Pension Plan and Chubb Corp. Pension Excess Benefit Plan for 2020 were $344,558 and $689,806, respectively.

106	Chubb Limited 2021 Proxy Statement

Executive Compensation — Summary Compensation Table
4
As detailed in the table below, this column includes perquisites and other personal benefits, consisting of the following:

•
Perquisites including retirement plan contributions, personal use of the Company aircraft and Company apartment, and miscellaneous other benefits detailed below.

–
We calculate our incremental cost for personal use of corporate aircraft based on our variable operating costs, including fuel, crew travel, landing/ramp fees, catering, international handling and proportional share of lease costs. We include in this table amounts for personal use of corporate aircraft by all NEOs who make personal use of the corporate aircraft, although the Board of Directors required Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons. For all other NEOs, personal use of the corporate aircraft was limited to space available on normally scheduled management business flights.

–
Other personal benefits including housing allowances and cost of living allowance.

•
In 2020, 2019 and 2018, housing allowance was provided to Mr. Bancroft because he has been required by Chubb to maintain a second residence in Bermuda in addition to maintaining his own personal residence.

–
Our contributions to retirement plans consist of matching and non-contributory employer contributions for 2020, 2019 and 2018.

Name	Year	Housing Allowance	Private Jet Usage	Misc. Other Benefits1	Retirement Plan Contribution
Evan G. Greenberg	2020	—	$164,043	$49,768	$972,000
	2019	—	$329,683	$38,288	$900,000
	2018	—	$378,929	$39,545	$828,000
Philip V. Bancroft	2020	$259,259	—	$111,963	$279,120
	2019	$264,000	—	$136,027	$264,816
	2018	$264,000	—	$130,271	$250,320
John W. Keogh	2020	—	$230	$35,634	$460,163
	2019	—	—	$48,066	$417,600
	2018	—	—	$49,318	$403,615
Paul J. Krump	2020	—	—	$63,868	$335,446
	2019	—	—	$51,946	$11,200
	2018	—	$14,369	$47,685	$11,000
John J. Lupica	2020	—	—	$85,345	$372,970
	2019	—	$45	$82,303	$334,793
	2018	—	$167	$107,030	$318,554

1
This column consists of the following: (i) for Mr. Greenberg, use of corporate apartment, executive medical coverage, long service award and matching contributions made under our matching charitable contributions program; and (ii) for all other NEOs, club memberships, financial planning, tax services, executive medical coverage, use of corporate apartment, matching contributions made under our matching charitable contributions program, car allowance or car lease and car maintenance allowance.

Employment Arrangements
Each of our NEOs receives an annual salary with annual discretionary cash and long-term equity incentives. Base salaries for NEOs are adjusted as described in Compensation Discussion & Analysis. Each NEO also receives customary executive benefits, such as participation in our current benefit and insurance plans, and certain perquisites, which may include some or all of a housing allowance, car allowance, car loan and club dues. We entered into an individual offer letter with each NEO at the beginning of his respective employment. Other than as described above, no material terms of such offer letters remain in effect.
In 2015, our Executive Management entered into non-compete agreements that are described below under the “Potential Payments Upon Termination or Change in Control” table.
In addition, in connection with the Company’s re-domestication to Switzerland in 2008, and for the sole purpose of documentation of work that is expected to be performed in Switzerland, the Company entered into employment agreements with Evan G. Greenberg, the Company’s Chairman and Chief Executive Officer, and Philip V. Bancroft, the Company’s Chief Financial Officer. Subsequent to the re-domestication, the Company also entered into employment agreements with John W. Keogh and John J. Lupica. These employment agreements did not change these officers’ responsibilities to the Chubb group of companies or their aggregate compensation from the Chubb group of companies. These employment agreements formally establish that these officers have responsibilities directly with Chubb Limited as a Swiss company and will receive compensation specifically for work performed in Switzerland.
Chubb Limited 2021 Proxy Statement	107

Executive Compensation — Summary Compensation Table
These employment agreements specify that these officers:
•
are employees of the Swiss parent company,

•
will receive compensation allocable to such employment agreement (as opposed to compensation allocable to their work for other Chubb companies) that reflects 10% of the total compensation such officer is currently receiving, and

•
will work a portion of their time in Switzerland for Chubb Limited approximating 10% of their annual work calendar.

The Company may use the same form of employment agreement for these officers to allocate a percentage of their salaries to other subsidiaries of the Company.
Employee Stock Purchase Plan
We maintain a broad-based employee stock purchase plan, which gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares. No participant may purchase more than 10% of the participant’s compensation or $25,000 in value of Common Shares, whichever is less, under this plan in any calendar year. One of our NEOs participated in our employee stock purchase plan in 2020.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements are in furtherance of our Articles of Association that allow us to indemnify our directors and officers to the fullest extent permitted by applicable law as well as NYSE and SEC regulations. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity, including indemnification relating to the government investigation of industry practices. The indemnification agreements provide for advancement of expenses. These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. The indemnification agreements set forth procedures relating to indemnification claims. To the extent we maintain general and/or directors’ and officers’ liability insurance, the agreements provide that the indemnitee shall be covered by such policies to the maximum extent of the coverage available for any of our directors or officers.
108	Chubb Limited 2021 Proxy Statement

Executive Compensation — Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the calendar year ended December 31, 2020. Because the Compensation Committee made plan-based awards at its February 2021 meeting which it intended as compensation for 2020, we have included those grants in this table along with grants made during 2020.
		Estimated Future Payouts Under Equity Incentive Plan Awards2		All Other Stock Awards; Number of Shares of Stock or Units3	All Other Option Awards; Number of Securities Underlying Options4	Exercise or Base Price of Option Award	Grant Date Fair Value of Equity Incentive Plan Awards5
Name	Grant Date1	Target	Maximum
Evan G. Greenberg	February 25, 2021	61,386	101,287	—			$10,125,007
	February 25, 2021				81,839	$164.94	$2,996,944
	February 27, 2020	50,588	83,470	16,863			$10,125,070
	February 27, 2020				89,929	$150.11	$1,917,286
Philip V. Bancroft	February 25, 2021	7,413	12,231	2,471			$1,630,267
	February 25, 2021				13,176	$164.94	$482,505
	February 27, 2020	7,240	11,946	4,827			$1,811,377
	February 27, 2020				16,088	$150.11	$342,996
John W. Keogh	February 25, 2021	23,645	39,014	—			$3,900,006
	February 25, 2021				31,523	$164.94	$1,154,372
	February 27, 2020	17,148	28,294	8,834			$3,900,158
	February 27, 2020				34,639	$150.11	$738,503
Paul J. Krump	February 25, 2021	9,720	16,038	3,240			$2,137,622
	February 25, 2021				17,277	$164.94	$632,684
	February 27, 2020	8,544	14,098	5,696			$2,137,566
	February 27, 2020				18,985	$150.11	$404,760
John J. Lupica	February 25, 2021	16,052	26,486	—			$2,647,617
	February 25, 2021				21,400	$164.94	$783,668
	February 27, 2020	10,583	17,462	7,055			$2,647,640
	February 27, 2020				23,515	$150.11	$501,340

1
As stated above, the Compensation Committee intended awards granted in February 2021 as compensation for 2020. The Compensation Committee intended awards granted in February 2020 as compensation for 2019. Therefore, we also disclosed these awards in our 2020 proxy statement.

2
The terms of the performance share awards, including the performance criteria for vesting, are described in “Compensation Discussion & Analysis—How We Determine Total Direct Compensation Pay Mix—Equity Compensation.” The Target column of this table corresponds to Target Awards, and the Maximum column refers to the maximum possible Target and Premium Awards. During the restricted period, the NEOs are entitled to vote both the time-based restricted stock and performance share Target Award. Dividends on performance shares are accumulated and distributed only when the shares have vested.

3
Restricted stock vests on the first, second, third and fourth anniversary dates of the grant.

4
Stock options vest on the first, second and third anniversary dates of the grant.

5
This column discloses the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For all assumptions used in the valuation, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Chubb Limited 2021 Proxy Statement	109

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2020.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested1	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested1
Evan G. Greenberg	116,905	—	$73.35	02/23/2022
	143,459	—	$85.39	02/28/2023
	98,181	—	$96.76	02/27/2024
	102,787	—	$114.78	02/26/2025
	99,662	—	$118.39	02/25/2026
	84,892	—	$139.01	02/23/2027
	54,981	27,490	$143.07	02/22/2028
	30,616	61,230	$133.90	02/28/2029
	—	89,929	$150.11	02/27/2030	41,492	$6,386,449	148,653	$22,880,670
Philip V. Bancroft	1,596	—	$62.64	02/24/2021
	1,363	—	$73.35	02/23/2022
	1,171	—	$85.39	02/28/2023
	17,225	—	$96.76	02/27/2024
	18,728	—	$114.78	02/26/2025
	20,481	—	$118.39	02/25/2026
	17,986	—	$139.01	02/23/2027
	10,484	5,241	$143.07	02/22/2028
	5,813	11,623	$133.90	02/28/2029
	—	16,088	$150.11	02/27/2030	12,459	$1,917,689	22,165	$3,411,637
John W. Keogh	29,665	—	$85.39	02/28/2023
	31,134	—	$96.76	02/27/2024
	34,103	—	$114.78	02/26/2025
	34,628	—	$118.39	02/25/2026
	31,295	—	$139.01	02/23/2027
	18,648	9,322	$143.07	02/22/2028
	10,646	21,291	$133.90	02/28/2029
	—	34,639	$150.11	02/27/2030	20,503	$3,155,822	46,806	$7,204,380
Paul J. Krump	5,157	—	$139.01	02/23/2027
	5,251	5,251	$143.07	02/22/2028
	5,917	11,833	$133.90	02/28/2029
	—	18,985	$150.11	02/27/2030	13,374	$2,058,526	27,358	$4,210,943
John J. Lupica	4,337	—	$63.42	08/11/2021
	11,503	—	$73.35	02/23/2022
	18,053	—	$85.39	02/28/2023
	23,469	—	$96.76	02/27/2024
	26,350	—	$114.78	02/26/2025
	26,605	—	$118.39	02/25/2026
	23,957	—	$139.01	02/23/2027
	14,276	7,136	$143.07	02/22/2028
	8,091	16,178	$133.90	02/28/2029
	—	23,515	$150.11	02/27/2030	17,523	$2,697,140	33,010	$5,080,899

1
Based on the closing market price of our Common Shares on December 31, 2020 of $153.92 per share.

110	Chubb Limited 2021 Proxy Statement

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Contingent on continued employment and, in some circumstances, satisfaction of specified performance targets, the vesting dates for the awards described in the Outstanding Equity Awards at Fiscal Year End table are as follows:
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
Evan G. Greenberg	2/22/2021	27,490	3,866	46,393
	2/23/2021	—	3,979	—
	2/27/2021	29,977	4,216	—
	2/28/2021	30,616	4,306	—
	2/22/2022	—	3,866	—
	2/27/2022	29,977	4,216	—
	2/28/2022	30,614	4,306	51,672
	2/27/2023	29,975	4,216	50,588
	2/28/2023	—	4,306	—
	2/27/2024	—	4,215	—
Philip V. Bancroft	2/22/2021	5,241	1,180	7,077
	2/23/2021	—	1,350	—
	2/27/2021	5,364	1,207	—
	2/28/2021	5,812	1,308	—
	2/22/2022	—	1,178	—
	2/27/2022	5,363	1,207	—
	2/28/2022	5,811	1,308	7,848
	2/27/2023	5,361	1,207	7,240
	2/28/2023	—	1,308	—
	2/27/2024	—	1,206	—
John W. Keogh	2/22/2021	9,322	1,783	13,846
	2/23/2021	—	1,996	—
	2/27/2021	11,548	2,210	—
	2/28/2021	10,646	2,037	—
	2/22/2022	—	1,782	—
	2/27/2022	11,546	2,209	—
	2/28/2022	10,645	2,036	15,812
	2/27/2023	11,545	2,208	17,148
	2/28/2023	—	2,035	—
	2/27/2024	—	2,207	—
Paul J. Krump	2/22/2021	5,251	1,181	7,090
	2/23/2021	—	1,322	—
	2/27/2021	6,329	1,424	—
	2/28/2021	5,917	1,332	—
	2/22/2022	—	1,181	—
	2/27/2022	6,328	1,424	—
	2/28/2022	5,916	1,331	11,724
	2/27/2023	6,328	1,424	8,544
	2/28/2023	—	1,331	—
	2/27/2024	—	1,424	—
Chubb Limited 2021 Proxy Statement	111

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
John J. Lupica	2/22/2021	7,136	1,605	9,636
	2/23/2021	—	1,797	—
	2/27/2021	7,839	1,764	—
	2/28/2021	8,089	1,821	—
	2/22/2022	—	1,605	—
	2/27/2022	7,838	1,764	—
	2/28/2022	8,089	1,820	12,791
	2/27/2023	7,838	1,764	10,583
	2/28/2023	—	1,820	—
	2/27/2024	—	1,763	—

1
The vesting date for the securities specified in this column is the later of (a) the “Vest Date” specified for such securities in this table and (b) the date when the Compensation Committee formally confirms vesting pursuant to the process further described in “Compensation Discussion & Analysis—How We Determine Total Direct Compensation Pay Mix—Equity Compensation.”

Option Exercises and Stock Vested

The following table sets forth information concerning option exercises by, and vesting of restricted stock and performance share awards of, our NEOs during 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise1	Number of Shares Acquired on Vesting2	Value Realized on Vesting3
Evan G. Greenberg	134,100	$11,562,308	226,124	$23,998,584
Philip V. Bancroft	1,985	$226,032	38,060	$4,201,535
John W. Keogh	23,432	$1,867,286	88,172	$9,438,894
Paul J. Krump	719	$6,140	26,355	$2,900,824
John J. Lupica	7,640	$552,353	53,260	$5,860,190

1
The value of an option is the difference between (a) the fair market value of one of our Common Shares on the exercise date and (b) the exercise price of the option.

2
Of Common Shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Target Awards on May 20, 2020: Mr. Greenberg (95,551 shares), Mr. Bancroft (12,124 shares), Mr. Keogh (37,513 shares), Mr. Krump (10,054 shares) and Mr. Lupica (16,651 shares). These amounts consist of (i) the annual installment of the performance share awards granted in February 2016, which vested, (ii) the performance share awards granted to Messrs. Greenberg and Keogh in February 2016 described further in “Compensation Discussion & Analysis—How We Determine Total Direct Compensation Pay Mix—Special Recognition Long-Term Incentive Equity Awards Granted in 2016”, which cliff-vested at the end of the four-year anniversary, and (iii) the performance share awards granted in February 2017, which cliff-vested at the end of the three-year anniversary. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in February 2016: Mr. Greenberg (89,852 shares), Mr. Bancroft (16,128 shares), Mr. Keogh (34,880 shares), Mr. Krump (8,495 shares) and Mr. Lupica (23,493 shares). In May 2020, Target Awards granted to NEOs in February 2016 earned a Premium Award of 100% based on Cumulative Performance exceeding the 75th percentile. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in February 2017: Mr. Greenberg (23,898 shares), Mr. Bancroft (4,051 shares), Mr. Keogh (7,754 shares), Mr. Krump (3,970 shares) and Mr. Lupica (5,396 shares). The Target Awards granted to NEOs in February 2017 earned a Premium Award of 77% based on Cumulative Performance exceeding the 75th percentile and three-year TSR not meeting or exceeding the 55th percentile.

For information on performance targets and vesting, see “Compensation Discussion & Analysis—How We Determine Total Direct Compensation Pay Mix—Equity Compensation.”
3
The value of a performance share or share of restricted stock upon vesting is the fair market value of one of our Common Shares on the vesting date. If vesting occurs on a day on which the New York Stock Exchange is closed, the value realized on vesting is based on the closing price on the open market day prior to the vesting date.

112	Chubb Limited 2021 Proxy Statement

Executive Compensation — Pension Benefits
Pension Benefits

The only pension plans maintained by the Company in which an NEO participates were assumed in connection with the Chubb Corp. acquisition, the Pension Plan of The Chubb Corporation (Chubb Corp. Pension Plan) and the Pension Excess Benefit Plan of The Chubb Corporation (Chubb Corp. Pension Excess Benefit Plan). Mr. Krump is the only NEO that participates in these plans.
The following table sets forth information about participation by Mr. Krump in our pension plans as of December 31, 2020.
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit1 2	Payments During Last Fiscal Year
Paul J. Krump	Chubb Corp. Pension Plan	37	$2,721,815	—
	Chubb Corp. Pension Excess Benefit Plan	37	$18,018,474	—

1
Represents the present value of the NEO’s accumulated pension benefit computed as of the same pension plan measurement date we used for 2020 financial statement reporting. The following actuarial assumptions were used:

•
Interest discount rates: 2.34% (Chubb Corp. Pension Plan); 1.56% (Chubb Corp. Pension Excess Benefit Plan);

•
Future interest crediting rate on cash balance accounts: 4.10%;

•
Mortality table: Pri-2012 projected using scale MP2020 white collar; and

•
Payment Form:

–
Chubb Corp. Pension Plan—50% take cash balance account as a lump sum (or, for participants hired on or after January 1, 2001, 100% take lump sum).

–
Chubb Corp. Pension Excess Benefit Plan—100% take benefit as a lump sum.

2
The figures shown in the table above assume retirement benefits commence at the earliest unreduced retirement age, reflecting the assumptions described in the preceding footnote. However, if the NEO’s employment terminated or he retired on December 31, 2020, and plan benefits were immediately payable as a lump sum (calculated using the 5% discount rate specified in the plan), the Chubb Corp. Pension Excess Benefit Plan benefit would have been as follows:

Name	Plan Name	Lump Sum Amount
Paul J. Krump	Chubb Corp. Pension Excess Benefit Plan	$18,287,437
Chubb Corp. Pension Plan
Employees of Chubb Corp. on the date of its acquisition by the Company were eligible to participate in the Chubb Corp. Pension Plan, a tax-qualified defined benefit plan. Mr. Krump participates in the Chubb Corp. Pension Plan on the same terms and conditions as other eligible employees, except as noted below. In 2016 the Chubb Corp. Pension Plan was amended to freeze further benefit accruals effective as of December 31, 2019.
The Chubb Corp. Pension Plan, as in effect through 2019, provides each eligible employee with annual retirement income beginning at age 65 equal to the product of:
•
the total number of years of participation in the Chubb Corp. Pension Plan; and

•
1.75% of average compensation for the highest five years in the last ten years of participation prior to retirement during which the employee was most highly paid or, if higher, the last 60 consecutive months (final average earnings).

Average compensation under the Chubb Corp. Pension Plan includes salary and annual non-equity incentive compensation. A social security offset is subtracted from this benefit. The social security offset is equal to the product of:
•
the total number of years of participation in the Chubb Corp. Pension Plan; and

•
an amount related to the participant’s primary social security benefit.

Benefits can commence as early as age 55. However, if pension benefits commence prior to age 65, they may be actuarially reduced. The reduction in the gross benefit (prior to offset for social security benefits) is based on the participant’s age at retirement and years of Chubb Corp. Pension Plan participation as follows:
•
If the participant has at least 25 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 62 (Mr. Krump has more than 25 years of Chubb Corp. Pension Plan participation). They are reduced 2.5% per year from 62 to 60 (5% reduction at 60) and 5% per year from 60 to 55 (30% reduction at 55).

•
If the participant has at least 15 but less than 25 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 65. They are reduced 2% per year from 65 to 62 (6% reduction at 62) and 4% per year from 62 to 61 (10% reduction at 61) and 5% per year from 61 to 55 (40% reduction at 55).

•
If the participant has less than 15 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 65. They are reduced 6.67% per year from 65 to 60 (33.3% reduction at 60) and 3.33% per year from 60 to 55 (50% reduction at 55).

The participant’s social security benefit is reduced based on factors relating to the participant’s year of birth and age at retirement.
Chubb Limited 2021 Proxy Statement	113

Executive Compensation — Pension Benefits
Benefits are generally paid i n the form of an annuity. If a participant retires and elects a joint and survivor annuity, the Chubb Corp. Pension Plan provides a 10% subsidy. The portion of the benefit attributable to the cash balance account, as described in the following paragraph, may be paid in the form of a lump sum upon termination of employment.
Effective January 1, 2001, the Chubb Corp. Pension Plan was amended to provide a cash balance benefit, in lieu of the benefit described above, to reduce the rate of increase in the Chubb Corp. Pension Plan costs. This benefit provides for a participant to receive a credit to his or her cash balance account every six months. The amount of the cash balance credit increases from 2.5% to 5% of compensation as the sum of a participant’s age and years of service credit increases. The maximum credit of 5% of compensation (subject to the maximum limitation on compensation permitted by the Internal Revenue Code) earned over the preceding six months is made when the sum of a participant’s age and years of service credit equals or exceeds 55 (which is the case for Mr. Krump). Amounts credited to a participant’s cash balance account earn interest at a rate based on the 30-year U.S. treasury bond rate, subject to a minimum interest rate of 4%. Participants who were hired by Chubb Corp. prior to January 1, 2001 (including Mr. Krump) will receive a benefit under the Chubb Corp. Pension Plan equal to the greater of the pension benefit described in the preceding paragraphs or the amount calculated under the cash balance formula.
ERISA and the Internal Revenue Code impose maximum limitations on the recognized compensation and the amount of a pension which may be paid under a funded defined benefit plan such as the Chubb Corp. Pension Plan. The Chubb Corp. Pension Plan complies with these limitations.
Chubb Corp. Pension Excess Benefit Plan
The Chubb Corp. Pension Excess Benefit Plan is a supplemental, nonqualified, unfunded plan assumed by the Company in connection with the Chubb Corp. acquisition. The Chubb Corp. Pension Excess Benefit Plan uses essentially the same benefit formula, early retirement reduction factors and other features as the Chubb Corp. Pension Plan, except that the Chubb Corp. Pension Excess Benefit Plan recognizes compensation (salary and annual non-equity incentive plan compensation) above IRS compensation limits. The Chubb Corp. Pension Excess Benefit Plan also recognizes deferred compensation for purposes of determining applicable retirement benefits. Benefits under both the Chubb Corp. Pension Plan and the Chubb Corp. Pension Excess Benefit Plan are provided by us on a noncontributory basis.
Benefits payable under the Chubb Corp. Pension Excess Benefit Plan are generally paid in the form of a lump sum, calculated using an interest discount rate of 5%. However, the portion of the benefit that was earned and vested as of December 31, 2004 may be payable in certain other forms, including installment payments and life annuities, if properly elected by the participant and if the participant satisfies the requirements of the Chubb Corp. Pension Excess Benefit Plan.
With the Chubb Corp. Pension Plan freeze in accruals, the Chubb Corp. Pension Excess Benefit Plan accruals also froze effective December 31, 2019.
Nonqualified Deferred Compensation

The following table sets forth information about nonqualified deferred compensation of our NEOs.
	Executive Contributions in Last FY	Registrant Contributions in Last FY1	Aggregate Earnings in Last FY2	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE3
Evan G. Greenberg	$790,500	$943,200	$(610,761)	$(7,772,428)	$10,392,170
Philip V. Bancroft	$213,100	$250,320	$2,527,916	—	$8,791,693
John W. Keogh	$363,969	$425,963	$2,196,404	—	$12,175,640
Paul J. Krump4	$260,039	$301,246	$265,543	—	$5,295,205
John J. Lupica	$291,309	$338,770	$3,694,812	—	$18,136,149

1
The amounts shown in this column are also included in the Summary Compensation Table for 2020 in the All Other Compensation column.

2
The Aggregate Earnings for Messrs. Greenberg, Bancroft, Keogh and Lupica resulted from Deferred Compensation Earnings only. The following table reflects the components for the “Aggregate Earnings in Last Fiscal Year” column for Mr. Krump:

Name	CCAP Excess Benefit Plan Earnings	Deferred Compensation Earnings	Appreciation and Dividends on Deferred RSUs	ESOP Excess Benefit Plan Earnings	Total
Paul J. Krump	$2,975	$211,617	$31,032	$19,919	$265,543

3
Of the totals shown in this column, the following amounts are also included in the Summary Compensation Table for 2020, 2019 and 2018: Evan G. Greenberg ($2,615,400), Philip V. Bancroft ($709,656), John W. Keogh ($1,180,578), Paul J. Krump ($301,246) and John J. Lupica ($925,517).

4
This table does not include amounts under the Chubb Corp. Pension Excess Benefit Plan, which appear in the Pension Benefits table on the prior page.

114	Chubb Limited 2021 Proxy Statement

Executive Compensation — Nonqualified Deferred Compensation
Chubb INA Holdings Inc. sponsors a total of five nonqualified deferred compensation plans in which the NEOs participate. All of these plans—The Chubb US Supplemental Employee Retirement Plan, The Chubb US Deferred Compensation Plan, the Pension Excess Benefit Plan of The Chubb Corporation, the Defined Contribution Excess Benefit Plan of The Chubb Corporation, and The Chubb Corporation Key Employee Deferred Compensation Plan—are unfunded, nonqualified plans designed to benefit employees who are highly compensated or part of a select group of management. Following the Chubb Corp. acquisition in January 2016, Chubb INA Holdings Inc. became the plan sponsor of the three Chubb Corp. nonqualified plans—the Pension Excess Benefit Plan of the Chubb Corporation, the Defined Contribution Excess Benefit Plan of The Chubb Corporation, and The Chubb Corporation Key Employee Deferred Compensation Plan. Mr. Krump is the only NEO who is a participant in these three plans.
Chubb INA Holdings Inc. sets aside assets in rabbi trusts to fund the obligations under the above five plans. The funding (inclusive of investment returns) of the rabbi trusts attempts to mirror the participants’ hypothetical earnings under each plan, where relevant.
Participants in the Chubb US Supplemental Employee Retirement Plan contribute to such plans only after their contributions to tax-qualified plans are capped under one or more Internal Revenue Code provisions. Participants in the Chubb US Deferred Compensation Plans may defer additional amounts of salary or bonuses with deferred amounts credited to these plans. Up to 50% of salary and up to 100% of cash bonuses are eligible for deferral under the Chubb US Deferred Compensation Plan. NEOs are not treated differently from other participants under these plans. Certain Bermuda-based employees, among them NEOs, participate under the Chubb INA Holdings Inc. nonqualified plans.
For more information on our nonqualified deferred compensation plans, see the section of this proxy statement titled “Potential Payments upon Termination or Change in Control—Non-Qualified Retirement Plans and Deferred Compensation Plans.”
Chubb Limited 2021 Proxy Statement	115

Executive Compensation — Potential Payments upon Termination or Change in Control
Potential Payments upon Termination or Change in Control

The table below contains estimates of potential payments to each of our NEOs upon termination of employment or a change in control under current employment arrangements and other compensation programs, assuming the termination or change of control event occurred on December 31, 2020. Pursuant to our Articles of Association, in 2015 we entered into non-compete agreements with our Executive Management and terminated our Severance Plan with respect to Executive Management. Following the table we have provided a brief description of such employment arrangements and other compensation programs, including the non-compete agreements.
Name	Cash Severance	Medical Continuation1	Retirement Plan Continuation	Value of Accelerated & Continued Equity and Performance Awards2
Evan G. Greenberg
Separation without cause	$15,133,333	$21,301	—	$21,272,650
Change in control	—	—	—	$31,133,840
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$31,133,840
Philip V. Bancroft
Separation without cause	$4,517,800	$83,700	—	$3,972,636
Change in control	—	—	—	$5,680,179
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$5,680,179
John W. Keogh
Separation without cause	$7,278,267	$30,075	—	$7,343,375
Change in control	—	—	—	$11,019,566
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$11,019,566
Paul J. Krump
Separation without cause	—	—	—	—
Change in control	—	—	—	$6,635,372
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$6,635,372
John J. Lupica
Separation without cause	$6,030,533	$32,389	—	$5,787,133
Change in control	—	—	—	$8,268,940
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$8,268,940

1
The value of medical continuation benefits is based on the medical insurance premium rates payable by the Company and applicable to the NEOs as of year-end 2020.

2
Based on the closing market price of our Common Shares on December 31, 2020 of $153.92 per share.

The table above does not duplicate aggregate balance amounts disclosed in the sections of this proxy statement titled “Executive Compensation—Nonqualified Deferred Compensation” and “—Pension Benefits” including amounts that may become payable on an accelerated timeline due to termination of employment or a change in control as described in “—Pension Benefits” and “—Non-Qualified Retirement Plans and Deferred Compensation Plans”.
116	Chubb Limited 2021 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control
Non-Competition Agreements

Our Articles of Association specify a maximum 12-month duration and notice period for compensation-related agreements with Executive Management. In addition, the Articles permit the Company to enter into post-employment non-competition agreements with members of Executive Management for a term of up to two years after termination of employment. Following shareholder approval at our 2015 annual general meeting, we entered into non-compete agreements with our Executive Management (and Mr. Lupica, who was a member of Executive Management in 2015) and terminated our Severance Plan with respect to such persons. Our Severance Plan remains in effect with respect to all other participants.
These non-compete agreements prohibit the above-mentioned executives from engaging in, or soliciting clients, customers and employees of the Company in connection with, any business competitive with the Company for a period of 24 months following termination of employment. The non-compete agreements’ restrictions take effect if the Company terminates the executive’s employment. In addition, if the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, the executive will receive a payment equal to the sum of (i) two times annual base salary,
(ii) two times the average of the bonuses paid to the executive for the prior three years, (iii) a pro rata annual bonus for the year of termination, and (iv) an amount equal to 24 months of the Company’s portion of the health and dental premium payments, and the executive will receive 24 months of continued vesting of certain equity awards granted before the date of the non-compete agreement. The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of the non-compete agreement. The non-compete agreements also require the executive to sign a waiver and release to receive payment and continued vesting.
Non-Qualified Retirement Plans and Deferred Compensation Plans

All the NEOs participate in one or more non-qualified defined contribution retirement plans or deferred compensation plans through a Chubb employer. A change in control under the current provisions of the plans discussed below will not result in a distributable event in and of itself. Further, whether an NEO’s termination is with or without cause does not impact entitlement to benefits under any of the nonqualified plans. Below is an overview of each plan.

The Chubb US Supplemental Employee Retirement Plan
This is a non-qualified retirement plan for a select group of employees who are generally higher paid.
Beginning in 2009, Bermuda-based employees who are also employed by a United States employer participate in the Plan.

•
Contributions to this plan are made where Internal Revenue Code provisions limit the contributions of these employees under the Chubb US 401(k) Plan.

•
Contributions credited to this supplemental plan mirror the employee contributions and employer matching contributions that would have been made under the Chubb US 401(k) Plan and the non-discretionary 6% (for NEOs) employer contribution that would have been made under the Chubb US 401(k) Plan but for the limits imposed by the Internal Revenue Code.

•
Vesting: Upon completion of two years of service, a participant vests in the employer contributions under this supplemental plan.

•
Distributions: After termination of employment, regardless of age or reason for termination. Distributions are generally made, or commence, if elected to be paid over more than one year, in January of the year following the participant’s termination of employment, subject to restrictions imposed by Internal Revenue Code Section 409A.

•
Chubb credits employer contributions once each year for participants employed on December 31.

Chubb Limited 2021 Proxy Statement	117

Executive Compensation — Potential Payments upon Termination or Change in Control

The Chubb US Deferred
Compensation Plan
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
The plan also credits employer contributions that would have been made or credited to the Chubb US 401(k) Plan or the Chubb US Supplemental Retirement Plan if the employee had received the compensation rather than electing to defer it, subject to the same vesting period as those plans.

•
Participants generally elect the time and form of payment at the same time that they elect to defer compensation. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
a different distribution date and form of payment each time they elect to defer compensation. The new date and payment form will apply to the compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Chubb credits employer contributions once each year for participants employed on December 31.

The Pension Excess Benefit Plan of The Chubb Corporation (assumed in connection with the Chubb Corp. acquisition)
This plan is a supplemental, nonqualified, unfunded plan similar to the Chubb Corp. Pension Plan but recognizes compensation above IRS compensation limits. Plan accruals froze effective December 31, 2019, when the Chubb Corp. Pension Plan benefits froze.

•
The plan’s benefits are calculated in the same fashion as the Chubb Corp. Pension Plan benefits in excess of IRS limits.

•
The plan benefits are generally paid in a lump sum using an interest rate of 5%.

•
Additional distribution options are permitted for benefits accrued prior to 2005.

The Defined Contribution Excess Benefit Plan of The Chubb Corporation (assumed in connection with the Chubb Corp. acquisition)
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.
Amounts credited for service in 2016 and later are paid in cash (not deferred).

•
The plan provides a 4% contribution above the IRS qualified plan limits.

•
Prior to the Chubb Corp. acquisition, participants could choose to defer these amounts or receive them in cash.

•
In 2004, The Chubb Corporation Employee Stock Ownership Excess Benefit Plan was merged with the plan.

•
Earnings on The Chubb Corporation Employee Stock Ownership Plan shares are based on the change in Common Shares and dividends paid.

•
Effective September 3, 2019, the plan was merged with the Chubb US Supplemental Employee Retirement Plan. This merger keeps all terms of the plan intact but allows participants to change their notional investments to choices offered under the Chubb US Supplemental Employee Retirement Plan.

The Chubb Corporation Key Employee Deferred Compensation Plan (assumed in connection with the Chubb Corp. acquisition)
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
The plan permitted deferrals of salary, bonus and stock awards.

•
Our acquisition of Chubb Corp. was a distributable event (where chosen) and Mr. Krump received a distribution from the plan.

•
The plan contains an older plan, The Chubb Corporation Executive Deferred Compensation Plan, which is not subject to Internal Revenue Code Section 409A. Mr. Krump has deferrals under both pre-409A and 409A plans.

118	Chubb Limited 2021 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control
Long-Term Incentive Plans

All the NEOs participate in one or more long-term incentive plans. Awards under the equity plans are generally subject to vesting, as set by the Compensation Committee as a part of each award. In general, the awards vest and are exercisable, where applicable, without regard to whether the NEO’s termination is considered with or without cause.
Awards for our NEOs and other executive officers are subject to the terms and conditions of our clawback policy, further described in “Compensation Practices and Policies—Clawback Policy”. Additionally, award agreements for these officers also contain a non-solicitation provision prohibiting the officer during the year following his or her separation from us from soliciting or accepting insurance or reinsurance business from our customers, agents or brokers that the officer (or the officer’s reports) recently communicated with or had access to confidential information about, and also from soliciting or hiring any of our employees.
Generally, all options and awards vest upon termination of employment due to death or disability. An NEO is disabled for purposes of accelerating vesting when the NEO, under the relevant employer-sponsored long-term disability plan, is determined to be disabled. If the NEO is not eligible to participate in an employer-sponsored disability plan, then the Compensation Committee makes this determination by applying standards similar to those applied under a disability plan. In making these determinations, the definition of disability is modified, where necessary, to comply with Internal Revenue Code Section 409A.
Equity-based compensation for all our NEOs will vest in the event of a change of control only if we terminate the participant’s employment without cause or if the participant resigns for good reason during the six-month period immediately before a change in control or during the two-year period immediately following a change in control (double-trigger vesting).
Generally, incentive stock options must be exercised within three months of the date of termination of employment. Upon termination of employment due to death or disability, the exercise period is extended to one year following the termination of employment. Upon retirement, the exercise period for the retiree is extended so that the termination is deemed to have occurred on the ten-year anniversary of the option grant date or, if earlier, the date of the retiree’s death. In addition, for employees who meet certain criteria, unvested awards will continue to vest after retirement. To qualify for continued vesting, employees must be at least age
62 with 10 or more years of service, retire in good standing, sign an agreement and release as presented by the Company, and, beginning February 2020 for the Premium Award portion of performance share grants, provide the Company appropriate notice within six months of the grant date.
For purposes of these long-term incentive plans, change in control means:
•
a person becomes a “beneficial owner” (as such term is used in Rule 13d-3 of the Exchange Act) of 50% or more of the voting stock of Chubb;

•
the majority of the Board consists of individuals other than incumbent directors (meaning the members of the Board on the effective date of the change in control); provided that any person becoming a director after that date, whose election or nomination for election was supported by three-quarters of the incumbent directors, will be considered to be an incumbent director;

•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb is disposed of due to a merger, consolidation or other transaction unless the shareholders of Chubb, immediately prior to such merger, consolidation or other transaction, beneficially own, directly or indirectly (in substantially the same proportion as they owned the voting stock of Chubb), all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb; or

•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of Chubb immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

For the purpose of this definition of change in control:
An “affiliate” of a person or other entity means a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.
“Voting stock” means capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
When determining if a change in control has occurred, where necessary, the definition of change in control is modified to comply with Internal Revenue Code Section 409A.

Chubb Limited 2021 Proxy Statement	119

Executive Compensation — Median Employee Pay Ratio
Median Employee Pay Ratio

Chubb is committed to delivering fair and competitive compensation to all our employees worldwide in our pursuit to attract and retain a highly qualified, experienced, talented and motivated workforce. We employ approximately 31,000 employees and have operations in 54 countries and territories around the world. Given our global presence and the geographical distribution of our workforce, our compensation program utilizes a variety of pay scales reflecting cost of living and other factors to determine how we compensate our employees in a particular region or country.
The 2020 total annual compensation of our CEO calculated for purposes of disclosure in the Summary Compensation Table of this proxy statement was $20,328,167, which was approximately 281.5 times the compensation of the median employee ($72,220) calculated in the same manner. The median employee is an underwriter based in the United States.
We identified the median employee by examining compensation information derived from our global human resources information systems for all employees as of December 31, 2020, excluding the CEO. In identifying the median employee, we assessed for all employees the sum of (as applicable): 2020 base salary (for salaried employees), wages, excluding overtime (for hourly employees), commissions (for commissions-based employees), annual equity awards granted in 2020 (based on grant date value) and cash bonuses awarded in 2020 under variable compensation incentive plans. We annualized base salaries for salaried employees who were employed by us on December 31, 2020 but were not employed for the full fiscal year.
The median employee’s total annual compensation calculated as above is not a good indicator of total annual compensation of any other individual or group of employees, and may not be comparable to the total annual compensation of employees at other companies who may award or calculate compensation differently.
120	Chubb Limited 2021 Proxy Statement

Audit Committee Report
The Audit Committee currently consists of five members of the Board of Directors, each of whom is independent within the meaning of NYSE listing standards and the Company’s Categorical Standards for Director Independence, and has been determined by the Board to be financially literate, as contemplated by NYSE listing standards, and an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee operates under our Organizational Regulations and a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the Organizational Regulations and charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company’s internal auditors and the performance, qualification and independence of the Company’s independent auditors, PricewaterhouseCoopers LLP and PricewaterhouseCoopers AG, which we collectively refer to in this report as PwC. In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any communications and complaints it receives. Employees, third-party individuals and organizations are encouraged to report concerns about the Company’s accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at: chmnaudit@chubb.com.
Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, and the Board oversees this process. Pursuant to the SEC’s rules and regulations, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles. As of December 31, 2020, management has evaluated the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control-Integrated Framework,” issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission in 2013. Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
The Company’s management prepares the Company’s consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Company’s independent auditors audit the Company’s year-end financial statements and review the interim financial statements. PwC audited the consolidated financial statements of the Company included in the Annual Report on Form 10-K and has issued an unqualified report on the fair presentation of the consolidated financial statements in accordance with U.S. GAAP, and on the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2020. Further, PwC has audited the Swiss statutory financial statements of the Company and has issued an unqualified report that the accounting records and the statutory financial statements comply with Swiss law and the Company’s Articles of Association. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, PwC and other advisors. The Audit Committee annually reviews PwC’s independence and performance in connection with the Committee’s determination of whether to retain PwC or engage another firm as our independent auditor.
At the four regularly scheduled quarterly meetings, the Audit Committee met with members of management and PwC to review Company matters, including internal and independent audits, loss reserve estimates and developments, compliance-related activities, the Company’s cyber-security program and related exposures and risks, PwC’s budgeted and actual fees for services, and other financial reporting and accounting, legal, tax and internal policy matters. Additionally, at its February 2020 meeting the Audit Committee met in joint session with the Risk & Finance Committee to review and discuss the Company’s enterprise risk management strategy, including risk priorities and risk governance.
Management participants at Audit Committee meetings include the Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Chief Auditor, Chief Actuary, legal counsel and others as requested. Also at the quarterly meetings, the Audit Committee met in executive session (without management present) with representatives of PwC and also with the Company’s Chief Auditor, in each case to discuss the results of their examinations and their evaluations of the Company’s internal controls and overall financial reporting, as well as the Company’s Chief Financial Officer, General Counsel and Chief Compliance Officer.

Chubb Limited 2021 Proxy Statement	121

Audit Committee Report
In January 2021, the Audit Committee met with the Chief Actuary to review, among other things, the external independent actuaries’ review and their annual independent assessment of the Company’s loss reserves. At the February 2021 meeting, the 2020 annual financial statements, including Management’s Discussion and Analysis in our Annual Report on Form 10-K, were reviewed and discussed with management and PwC prior to their filing with the SEC. The Audit Committee also met and received presentations at the February 2021 meeting from its external independent actuaries on the Company’s loss reserves.
In 2020 the Audit Committee held seven other meetings to discuss various financial reporting and accounting matters. Members of the Audit Committee also met with the financial reporting senior leadership team and the internal audit leadership team to discuss how these teams fulfill their responsibilities and obligations as well as key initiatives, anticipated operational challenges and their methods to achieve efficiencies.
The Audit Committee also held four meetings with management and PwC at which the Company’s quarterly and annual earnings press releases, consolidated financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (including significant accounting policies and judgments) were reviewed in advance of their public release.
Throughout the year, management and PwC regularly reported to the Audit Committee on COVID-19-related considerations relating to our business, reserves, compliance and controls.
The Audit Committee also held its annual comprehensive in-depth session with members of management to focus on specific matters of importance, including cyber-security (which also included an update on work from home risk mitigation including related financial controls), third-party security risk management, audit risk assessment, life insurance accounting and additional finance and accounting topics.
The Audit Committee discussed with PwC all the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. These discussions included:
•
the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;

•
methods used to account for significant transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
critical audit matters disclosed in the independent auditor’s report;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates;

•
reviewed and approved the Company’s policy with regard to the hiring of former employees of the independent auditor;

•
reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO; and

•
disagreements, if any, with management over the application of accounting principles (of which there were none), the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit Committee reviewed all other material written communications between PwC and management.
The Audit Committee discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee. The Audit Committee Chair also met with members of PwC’s global leadership team to review accounting matters and elicit their perspective regarding conduct of the Chubb global audit.
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company’s management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board that the December 31, 2020 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K and that such report, together with the audited Swiss statutory financial statements of Chubb Limited, be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2020.

122	Chubb Limited 2021 Proxy Statement

Audit Committee Report
The foregoing report has been approved by all members of the Audit Committee.
Robert W. Scully, Chair
James I. Cash
Robert J. Hugin
Theodore E. Shasta
David H. Sidwell
Chubb Limited 2021 Proxy Statement	123

Information About the Annual General Meeting and Voting
Why is this proxy statement made available to me?

Our Board of Directors is soliciting your vote for its 2021 Annual General Meeting, which will be held at 2:45 p.m. Central European Time on Thursday, May 20, 2021, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
This proxy statement summarizes the information you need relating to the Annual General Meeting, including how to vote your shares.
Due to the coronavirus (COVID-19) pandemic and in accordance with COVID-19 regulations issued by the Swiss government, in-person attendance at the Annual General Meeting by shareholders is not permitted, and therefore we urge you to vote in advance of the Annual General Meeting (see “Can I vote in person at the Annual General Meeting?”).
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are taking advantage of rules issued by the SEC that allow companies to furnish proxy materials to shareholders via the Internet. This gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you received a Notice Regarding the Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in this proxy statement, request a printed copy and submit your proxy over the Internet. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.
The Company intends to commence distribution of the Notice to shareholders on or about April 7, 2021.
How do I access proxy materials on the Internet?

Our proxy statement for the 2021 Annual General Meeting and our 2020 Annual Report, which includes the standalone statutory financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2020, will be available on or about April 7, 2021 at http://www.edocumentview.com/CB. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet.
These proxy materials will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/investor-relations/shareholder-resources/shareholder-meeting-materials.
You may also request a printed copy of these proxy materials by any of the methods described on the Notice or by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
We encourage shareholders to elect to receive all future proxy materials electronically (including the Notice), which is free, fast, convenient and environmentally friendly.
If you are a shareholder of record, visit
http://www.envisionreports.com/CB or review the inside back cover of this proxy statement for instructions.
If you are a beneficial owner, visit http://www.proxyvote.com, review the inside back cover of this proxy statement or contact your bank, broker, or other nominee for instructions or follow the instructions included in your proxy materials.

124	Chubb Limited 2021 Proxy Statement

Information About the Annual General Meeting and Voting
Who is entitled to vote?

March 26, 2021 is the record date for the Annual General Meeting. On that date, we had        Common Shares outstanding. Our Common Shares, par value of CHF 24.15, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 26, 2021 are entitled to vote at the Annual General Meeting, except as provided below.
•
If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after March 26, 2021 but on or before May 7, 2021 and want to vote those shares at the Annual General Meeting (by way of the independent proxy), you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

•
If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on March 26, 2021 but sell your shares prior to May 7, 2021, you will not be entitled to vote those shares at the Annual General Meeting.

How many votes do I have?

Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are considered the shareholder of record for those shares. The Notice is sent to you directly by us. You have the right to grant your voting proxy directly to the independent proxy (see “How do I vote by proxy given to the independent proxy if I am a record holder?” below). If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Due to the coronavirus (COVID-19) pandemic, in-person attendance at the Annual General Meeting by shareholders is not permitted, and therefore we urge you to vote in advance of the Annual General Meeting (see “Can I vote in person at the Annual General Meeting?”).
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the Notice or other proxy materials to you, since they are considered the shareholder of record for your shares. You have the right to direct your broker, bank or other nominee on how to vote your shares. Due to the coronavirus (COVID-19) pandemic, in-person attendance at the Annual General Meeting by shareholders is not permitted, and therefore we urge you to vote in advance of the Annual General Meeting (see “Can I vote in person at the Annual General Meeting?”).
Your broker, bank or other nominee has enclosed directions for you to use in directing your broker, bank or other nominee how to vote your shares, which may contain instructions for voting by telephone or electronically. For certain agenda items, your broker may not be permitted to vote your shares without voting directions from you.
May I vote via the Internet, mail or telephone?

You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet because we can tabulate your vote faster than by mail.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
•
If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Telephone voting for record holders is not permitted.

•
If you are a beneficial owner and hold your shares in “street name,” you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.

Chubb Limited 2021 Proxy Statement	125

Information About the Annual General Meeting and Voting
How do I vote by proxy given to the independent proxy if I am a record holder?

If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by requesting a proxy card, completing it and mailing it in the return envelope provided. At our 2020 annual general meeting, on May 20, 2020, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2021 Annual General Meeting.
If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices on the Internet voting website or your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors with regard to the items listed in the notice of meeting.
If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to the agenda items set forth in the notice of meeting are put before the Annual General Meeting, then by signing the proxy card, you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
In order to assure that your votes, as a record holder, are tabulated in time to be voted at the Annual General Meeting, you must complete your voting over the Internet or submit your proxy card so that it is received by 6:00 p.m. Central European Time (12:00 noon Eastern Time) on May 19, 2021.
How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of shares, your broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. For example, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation proposals (whether advisory or binding) unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares are voted with respect to any matter treated as non-routine by the NYSE. See “How are votes counted?” for more information.
In order to assure that your votes, as a beneficial holder, are tabulated in time to be voted at the Annual General Meeting, you must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on May 18, 2021.
May I revoke or change my vote?

Yes. If you change your mind after you vote, you may revoke or change your proxy by following the procedures described below.
•
For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on the Notice, or send in a signed proxy card with a later date. The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);

•
For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland; or

•
For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted; to revoke your proxy, contact your broker, bank or other nominee.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
Can I vote in person at the Annual General Meeting?

Due to the coronavirus (COVID-19) pandemic and in accordance with COVID-19 regulations issued by the Swiss government, shareholders will not be able or permitted to attend the Annual General Meeting in person. Therefore, you will not be able to vote in person at the Annual General Meeting. While participants necessary to conduct the Annual General Meeting in compliance with Swiss law will be present at the meeting location, shareholders may only exercise their voting rights by providing proxy voting instructions in advance of the Annual General Meeting. The independent proxy will vote in accordance with the instructions at the Annual General Meeting.
These measures are being taken pursuant to Swiss law and in the interest of the health and well-being of our shareholders, employees, participants at the Annual General Meeting and the general public, and due to uncertainties related to restrictions on travel and public gatherings. We anticipate

126	Chubb Limited 2021 Proxy Statement

Information About the Annual General Meeting and Voting
welcoming shareholders in person to general meetings following the 2021 Annual General Meeting.
How many shares need to be present to hold the Annual General Meeting?

There is no quorum requirement under Swiss law.
Are Chubb shares subject to share blocking or re-registration?

No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Annual General Meeting.
The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Common Shares for voting to block those shares.
Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote.
Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the Notice in the mail, then your shares are properly registered to vote, unless you sell your shares prior to May 7, 2021.
What vote is required to approve each agenda item?

The approval of each agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, with the exception of Agenda Items 3, 9 and 12.
Agenda Item 3, the discharge of the Board of Directors, requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting the votes of any director, nominee or executive officer of the Company or any votes represented by the Company.
Under NYSE rules, abstentions will be considered votes cast for the purposes of Agenda Item 9, the approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, and will have the same effect as a vote “against” such item.
Agenda Item 12, the advisory U.S. say-on-pay vote, is non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation on an advisory basis if this agenda item received the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?

For each agenda item, your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN” (and, with respect to agenda items with sub-parts, you may cast your vote separately for each sub-part). Here is how to make sure your votes are counted:
•
If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendations of the Board.

•
If you are a beneficial owner, and your shares are held by a broker, then it is important that you provide instructions to your broker so that your vote with respect to non-routine agenda items is counted. If you sign your broker voting instruction card with no further instructions, then your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. For example, because Agenda Item 3 (Discharge of the Board of Directors), Agenda Item 5 (Election of Directors), Agenda Item 6 (Election of Chairman), Agenda Item 7 (Election of Compensation Committee), Agenda Item 9 (amendment and restatement of the Chubb Limited 2016 Long-Term Incentive Plan), Agenda Item 11 (Swiss director and Executive Management compensation), Agenda Item 12 (U.S. Say-on-Pay) and Agenda Item 13 (Shareholder Proposal) are considered non-routine matters, your vote on these agenda items will not be counted unless you provide your broker with voting instructions.

How will our directors, nominees and executive officers vote?

At the close of business on March 26, 2021, our directors, nominees and executive officers owned and were entitled to vote an aggregate of        Common Shares, which represented approximately     % of our outstanding Common Shares. Each of our directors, nominees and executive officers have indicated their present intention to vote, or cause to be voted, their shares in favor of all of the agenda items at the Annual General Meeting, apart from Agenda Item 3, the discharge of the Board of Directors, where their vote will not be counted in accordance with Swiss law, and Agenda Item 13, the shareholder proposal, where they indicated their present intention to vote, or cause their shares to be voted, against the shareholder proposal.

Chubb Limited 2021 Proxy Statement	127

Information About the Annual General Meeting and Voting
What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Abstentions and broker non-votes will not be considered in the vote and will not have an impact on any of the agenda items being voted upon at the Annual General Meeting, with the exception of Agenda Item 9.
For purposes of Agenda Item 9 (amendment and restatement of the Chubb Limited 2016 Long-Term Incentive Plan), abstentions will have the effect of a vote “against” such agenda item in accordance with NYSE rules.
What are the costs of soliciting these proxies and who will pay them?

The Company will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of $23,000 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?

We will publish the voting results in a Form 8-K that we will file with the SEC by May 27, 2021. You will be able to find the Form 8-K on our website at investors.chubb.com/investor-relations/financials/sec-filings.
Do directors attend the Annual General Meeting?

While we do not have a formal policy regarding Board member attendance at annual general meetings of shareholders, we encourage each member of the Board of Directors to attend each annual general meeting of shareholders. All of our directors then in office and nominees attended our 2020 annual general meeting.
How can a shareholder, employee or other interested party communicate directly with the Board?

Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. If you want to contact the Board concerning accounting or auditing matters, then you may send an e-mail to the Chair of the Audit Committee at Chmnaudit@chubb.com. As to other matters, you may also contact:
•
the Board,

•
the non-management and independent directors,

•
the Chairman of the Board,

•
the Lead Director,

•
the Chair of any Board committee, or

•
any other director,

by sending an e-mail to LeadDirector@chubb.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. Communication with the Board may be anonymous. The Corporate Secretary will forward anonymous communications to the Board to the Lead Director. Shareholders submitting recommendations for director candidates should use this address, and our Nominating & Governance Committee will evaluate such candidates by the same process and under the same criteria as for other candidates.
What is householding?

We may deliver only one copy of the Notice to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of the Notice or any other proxy materials to any shareholder residing at an address to which only one copy of the Notice was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 505000, Louisville, Kentucky 40233-5000 USA.

128	Chubb Limited 2021 Proxy Statement

Information About the Annual General Meeting and Voting
Organizational Matters Required by Swiss Law

Important Notice Regarding Admission to the Annual General Meeting

As described in “Can I vote in person at the Annual General Meeting?” above, due to the coronavirus (COVID-19) pandemic, the Swiss government has authorized Swiss companies to direct that shareholders may only exercise their rights by proxy and not in person. While participants necessary to conduct the Annual General Meeting in compliance with Swiss law will be present at the meeting location, in-person attendance by shareholders is not permitted. Shareholders may only exercise their rights by providing voting instructions in advance of the Annual General Meeting. The independent proxy will vote in accordance with the instructions at the Annual General Meeting.
Shareholders who are registered in the share register on March 26, 2021 will receive an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares will receive the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in this section “Information About the Annual General Meeting and Voting.”
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 26, 2021 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 26, 2021 but on or before May 7, 2021 and wish to vote those shares at the Annual General Meeting (by way of the independent proxy) will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 7, 2021 are not entitled to vote those shares at the Annual General Meeting.
Granting of proxy to the
independent proxy

If you are a shareholder of record, you have the right to grant your voting proxy directly to the independent proxy,
Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 6:00 p.m. Central European Time (12:00 noon Eastern Time) on May 19, 2021.
By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
Annual Report of Chubb Limited

The Chubb Limited 2020 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, the statutory auditor’s report, as well as additionally required Swiss disclosures, is available at http://www.edocumentview.com/CB or on the Company’s website in the Investor Relations section at investors.chubb.com/investor-relations/financials/annual-reports. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Copies may also be physically inspected at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
Publication of invitation in Switzerland

In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Annual General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.

Chubb Limited 2021 Proxy Statement	129

Information About the Annual General Meeting and Voting
Shareholder Submitted Agenda Items for an Annual General Meeting

How do I submit a matter for inclusion in next year’s proxy material?

If you wish to submit a matter to be considered for inclusion in the proxy material for the 2022 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
Under the SEC’s rules, proposed agenda items must be received no later than December 8, 2021 and otherwise comply with the SEC requirements under Rule 14a-8 of the Securities Exchange Act of 1934 to be eligible for inclusion in the Company’s 2022 annual general meeting proxy statement.
How do I submit an additional item for the agenda at an annual general meeting?

In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares with an aggregate nominal value of CHF 1,000,000 or more (41,408 shares, as of March 26, 2021) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 45 days prior to the shareholders meeting. Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any such requests received after December 8, 2021 or not otherwise compliant with the SEC requirements for shareholder proposals may not be eligible for inclusion in the proxy material for the 2022 annual general meeting.
New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented.

130	Chubb Limited 2021 Proxy Statement

Non-GAAP Financial Measures
In presenting our results for purposes of our compensation determinations, in this proxy statement we included and discussed certain non-GAAP financial measures. The below non-GAAP financial measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with U.S. generally accepted accounting principles (GAAP).
Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.
The following table presents the reconciliation of Net income to Core operating income:
(in millions of U.S. dollars, except share and per share data)	Full Year 2020	Full Year 2019	% Change
Net income, as reported	$3,533	$4,454	(20.7)%
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(95)	(140)
Tax benefit on amortization adjustment	17	26
Chubb integration expenses, pre-tax	—	(23)
Tax benefit on Chubb integration expenses	—	4
Adjusted realized gains (losses), pre-tax1	(499)	(522)
Net realized gains (losses) related to unconsolidated entities, pre-tax2	821	483
Tax (expense) benefit on adjusted net realized gains (losses)	(24)	(15)
Core operating income	$3,313	$4,641	(28.6)%
Denominator	453,441,512	458,914,663
Diluted earnings per share
Net income	$7.79	$9.71	(19.8)%
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.17)	(0.25)
Chubb integration expenses, net of tax	—	(0.04)
Adjusted net realized gains (losses), net of tax	0.65	(0.11)
Core operating income	$7.31	$10.11	(27.7)%

1
Excludes realized gains (losses) on crop derivatives of $1 million and $(8) million for 2020 and 2019, respectively.

2
Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Chubb Limited 2021 Proxy Statement	131

Non-GAAP Financial Measures
Core operating return on equity (ROE) is an annualized non-GAAP financial measure. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. This measure enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.
(in millions of U.S. dollars, except ratios)	Full Year 2020	Full Year 2019
Net income	$3,533	$4,454
Core operating income	$3,313	$4,641
Equity-beginning of period, as reported1	$55,259	$50,300
Less: unrealized gains (losses) on investments, net of deferred tax	2,543	(545)
Equity-beginning of period, as adjusted	$52,716	$50,845
Equity-end of period, as reported	$59,441	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	4,673	2,543
Equity-end of period, as adjusted	$54,768	$52,788
Weighted average equity, as reported	$57,350	$52,816
Weighted average equity, as adjusted	$53,742	$51,817
ROE	6.2%	8.4%
Core operating ROE	6.2%	9.0%

1
January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.

Combined ratio, a U.S. GAAP measure, and P&C combined ratio each measure the underwriting profitability of our property & casualty business. We exclude the Life Insurance segment from combined ratio and P&C combined ratio as we do not use these measures to monitor or manage that segment. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.
Current accident year (CAY) P&C combined ratio excluding catastrophe losses excludes catastrophe losses (CATs) and prior period development (PPD) from the P&C combined ratio. We exclude CATs as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude CATs, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on CATs and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.
The following table presents the reconciliation of combined ratio to P&C combined ratio, and the reconciliation of P&C combined ratio to CAY P&C combined ratio ex CATs:
	Full Year 2020	Full Year 2019
Combined ratio	96.1%	90.6%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%
P&C combined ratio	96.1%	90.6%
Less: Catastrophe losses	10.6%	4.1%
Less: Prior period development	(1.2)%	(2.7)%
CAY P&C combined ratio excluding CATs	86.7%	89.2%
132	Chubb Limited 2021 Proxy Statement

Non-GAAP Financial Measures
Book value per common share is shareholders’ equity divided by the shares outstanding. Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.
The following table provides a reconciliation of tangible book value per common share:
(in millions of U.S. dollars, except share and per share data)	December 31, 2020	December 31, 2019	% Change
Shareholders’ equity	$59,441	$55,331
Less: goodwill and other intangible assets, net of tax	19,916	20,012
Numerator for tangible book value per share	$39,525	$35,319
Denominator: shares outstanding	450,732,625	451,971,567
Book value per common share	$131.88	$122.42	7.7%
Tangible book value per common share	$87.69	$78.14	12.2%
Chubb Limited 2021 Proxy Statement	133

Annex A
Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
Section 1

General

1.1
History, Purpose, and Effective Date.   The Chubb Limited 2016 Long-Term Incentive Plan (the “Plan”) was established by Chubb Limited (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s shares of common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The following provisions constitute an amendment, restatement and continuation of the Plan as of the date on which the Plan is approved by the shareholders of the Company (which date is referred to herein as the “Effective Date”).

1.2.
Participation.   Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3
Operation, Administration, and Definitions.   The operation and administration of the Plan, including the Awards made under the Plan, shall be governed by and subject to all terms set forth in the Plan. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definitional provisions of Section 8).

Section 2

Options and SARs

2.1.   Definitions.
(a)
The grant of an “Option” entitles the Participant to purchase shares of Stock at the Exercise Price. Any Option granted under this Section 2 may be either an incentive stock option (an “ISO”) or a non-qualified option (an “NQO”), as determined in the discretion of the Committee and in accordance with applicable law. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b). An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Code Section 422(b). An Option shall be deemed to be an NQO unless it is specifically designated as an ISO by the Committee at the time of grant or, if an Option is so designated, to the extent that it does not otherwise satisfy the requirements of an ISO.

(b)
A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) the Exercise Price.

2.2.   Exercise Price.   The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock).
2.3.   Exercise.   Each Option and SAR granted under this Section 2 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and not inconsistent with the Plan. In no event, however, shall an Option or SAR expire later than (or be exercisable after) ten years after the date of its grant.
2.4.   Payment of Option Exercise Price.   The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:
A-1	Chubb Limited 2021 Proxy Statement

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
(a)
Subject to the following provisions of this subsection 2.4, the Exercise Price for each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise; except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise.

(b)
Subject to applicable law, the Exercise Price shall be payable in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock (including shares of Stock that would otherwise be distributable upon the exercise of the Option) acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)
Subject to applicable law, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5.   Settlement of Award.   Settlement of Options and SARs is described in subsection 4.7.
2.6.   No Repricing.   Except for either adjustments pursuant to paragraph 4.2(g) (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company’s shareholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower Exercise Price or a Full Value Award. Except as approved by the Company’s shareholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment or the grant of any other Award if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Stock.
2.7.   Grants of Options and SARs.   An Option may but need not be granted in tandem with an SAR, and an SAR may but need not be granted in tandem with an Option. If an Option is granted in tandem with an SAR, the Exercise Price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is granted in tandem with an Option but is granted after the grant of the Option, or if an Option is granted in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same Exercise Price as the earlier granted Award, but the Exercise Price for the later granted Award may not be less than the Fair Market Value of the Stock at the time of such grant. No dividend equivalents (current or deferred) with respect to any Option or SAR shall be granted under the Plan.
Section 3

Full Value Awards and Cash Incentive Awards

3.1.   Full Value Awards.   A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future (including restricted stock, restricted stock units, performance shares, and performance units) which is contingent on continuing service, the achievement of performance objectives during a specified period, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender of other compensation that may be due. The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.
3.2.   Cash Incentive Award.   A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance or other objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.
Section 4

Operation and Administration

4.1.   Effective Date and Effect on 2016 Plan.   The Plan, as amended and restated, shall be effective as of the Effective Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the tenth anniversary of the Effective Date. Prior to the Effective Date (or if the Effective Date does not occur), Awards may continue to be made under the 2016 Plan.
Chubb Limited 2021 Proxy Statement	A-2

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
4.2.   Shares and Certain Limitations Under the Plan.   The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:
(a)
The shares of Stock with respect to which Awards may be made under the Plan shall be (i) shares currently authorized but unissued; (ii) to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions; or (iii) shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company. The Company may contribute to a direct or indirect wholly-owned subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired. The Chairman, the Chief Executive Officer or any executive officer of the Company shall have the authority to determine whether and to what extent shares may be purchased in the open market by a subsidiary and whether and to what extent the Company may contribute amounts to a subsidiary to accomplish such purchase.

(b)
Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 32,900,000 shares of Stock (which number includes all shares available for delivery under this clause (i) since the initial establishment of the 2016 Plan), plus (ii) shares of Stock subject to awards outstanding under the Prior Plan immediately prior to the Effective Date that are forfeited, expire or are cancelled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan.

(c)
To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

(d)
Shares of Stock with respect to an Award will be treated as delivered for purposes of the determination under paragraph 4.2(b), subject to the following:

(i)
To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, expires or is cancelled, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph 4.2(b).

(ii)
Subject to the provisions of subparagraph (i) above, the total number of shares covered by an Award will be treated as delivered for purposes of this paragraph 4.2(d) to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if an Award denominated in shares of Stock is settled in cash, the total number of shares with respect to which such payment is made shall be considered to have been delivered; (B) if shares covered by an Award are used to satisfy the applicable tax withholding obligation, the number of shares held back by the Company to satisfy such withholding obligation shall be considered to have been delivered; (C) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation, including shares of Stock that would otherwise be distributable upon the exercise of the Option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; (D) if cash or shares of Stock are delivered in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered; and (E) if shares of Stock are repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, the total number of such shares repurchased shall be deemed delivered.

(e)
Subject to paragraph 4.2(g), the following additional maximums are imposed under the Plan:

(i)
The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 32,900,000 shares; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

(ii)
The maximum number of shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 500,000 shares. For purposes of this subparagraph (ii), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering only one share of Stock for purposes of applying the limitations of this subparagraph (ii).

(iii)
The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to subsection 3.1 (relating to Full Value Awards) shall be 16,450,000 shares and the maximum number of shares that may be delivered to a Participant pursuant to a Full Value Award during any one calendar-year period shall be 250,000.

(iv)
The maximum amount payable to any Participant with respect to a performance period in conjunction with Awards granted pursuant to subsection 3.2 (relating to Cash Incentive Awards) shall equal $1,000,000 multiplied by the number of calendar months included in that performance period.

(f)
If an Award is denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the limits of paragraph 4.2(e) shall be applied based on the methodology used by the Committee to convert the number of

A-3	Chubb Limited 2021 Proxy Statement

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
shares of Stock into cash. If an Award is denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the limits of paragraph 4.2(e) shall be applied based on the methodology used by the Committee to convert the amount of cash into shares of shares of Stock If the delivery of
Stock or cash is deferred until after the Stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period shall be disregarded.
(g)
The following shall apply with respect to the terms of the Plan and Awards granted thereunder:

(i)
In the event of a corporate transaction involving the Company, including, without limitation, any stock dividend, stock split, extraordinary cash dividend (other than regular, quarterly cash dividends), recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares, or any other extraordinary or unusual event affecting the Company’s Stock without the Company’s receipt of consideration, the Committee shall equitably adjust Awards to reflect the transaction(s). Action by the Committee may include, in its sole discretion, equitable adjustment to (A) the number and kind of shares available for grant under the Plan; (B) the number of shares or Awards that may be granted to any individual under the Plan or that may be granted pursuant to any provision or types of Awards; and (C) the number and kind of shares or units subject to and the Exercise Price of an Option or SAR of any then outstanding Awards of or related to shares of Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments to outstanding Awards shall be consistent with Code Section 409A or Code Section 424, to the extent applicable. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

(ii)
In the event of any change in corporate capitalization (other than as described in subparagraph (i) above), such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such equitable adjustments described in subparagraph (i) shall be made as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

(iii)
Action by the Committee under this paragraph 4.2(g) may include: (A) adjustment of the number and kind of shares which may be delivered under the Plan; (B) adjustment of the number and kind of shares subject to outstanding Awards; (C) adjustment of the Exercise Price of outstanding Options and SARs; and (D) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price).

(iv)
In no event shall this paragraph 4.2(g) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (A) would result in accelerated recognition of income or imposition of additional tax under Code Section 409A; or (B) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code Section 409A, provided that the restriction of this clause (B) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being Deferred Compensation subject to Code Section 409A.

(h)
Except for Awards granted under the Plan with respect to shares of Stock which do not exceed, in the aggregate, five percent (5%) of the total number of shares of Stock reserved for delivery pursuant to subsection 4.2(b), any Award (i.e., any grants made under the Plan, including without limitation, Options, SARs, Full Value Awards and Cash Incentive Awards) shall condition a Participant’s right to become vested in the Award on completion of a minimum period of service with the Company or any Subsidiaries of at least one (1) year in the case of a service-based award and a minimum performance period of at least one (1) year in the case of a performance-based award, except, in any case, if accelerated, to the extent permitted by the Committee, in the event of the Participant’s death or disability, retirement, involuntary termination, or change in control.

4.3.   General Restrictions.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)
Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the United States Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)
To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Chubb Limited 2021 Proxy Statement	A-4

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
4.4.   Tax Withholding.   All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that such shares under this clause (iii) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).
4.5.   Grant and Use of Awards.   In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of a share of Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award. The provisions of this subsection 4.5 shall be subject to the provisions of paragraph 4.2(g).
4.6.   Dividends and Dividend Equivalents.   An Award (other than an Option or SAR) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee; provided, however, that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting based on the achievement of performance objectives shall be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. The provisions of this subsection 4.6 shall be subject to the provisions of subsection 4.16.
4.7.   Settlement of Awards.   The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards (subject to subsection 2.6), or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee. The provisions of this subsection 4.7 shall be subject to the provisions of subsection 4.16.
4.8.   Transferability.   Awards under the Plan are not transferable except transfers (i) designated by the Participant by will or by the laws of descent and distribution, and (ii) without consideration to the extent permitted by the Committee.
4.9.   Form and Time of Elections.   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
4.10.   Agreement With Company.   An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.
4.11.   Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board)
A-5	Chubb Limited 2021 Proxy Statement

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.
4.12.   Gender and Number.   Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
4.13.   Limitation of Implied Rights.
(a)
Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)
The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14.   Benefits Under Qualified Retirement Plans.   Except as otherwise provided by the Committee, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under any Qualified Retirement Plan, any nonqualified plans maintained by the Participant’s employer, and any other plans maintained or sponsored by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
4.15.   Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
4.16.   Code Section 409A or Code Section 457A.   Notwithstanding any other provision of the Plan or an Award to the contrary, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A or Code Section 457A, it is the intent of the Company that the agreement evidencing the Award incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1) or Code Section 457A, as applicable, and that such agreement and the terms of the Plan as applicable to such Award be interpreted and construed in compliance with Code Section 409A and Code Section 457A, and, in each case, the Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company and the Committee intend to administer the Plan so that it will comply with the requirements of Code Section 409A and Code Section 457A, neither the Company nor the Committee represents or warrants that the Plan or any Award will comply with Code Section 409A or Code Section 457A or any other provision of federal, state, local, or non-United States law. Neither the Company, its Subsidiaries, nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant may owe as a result of participation in the Plan, and the Company and its Subsidiaries shall have no obligation to indemnify or otherwise protect any Participant from the obligation to pay any taxes pursuant to Code Section 409A or Code Section 457A.
Section 5

Change in Control

Subject to the provisions of paragraph 4.2(g) (relating to the adjustment of shares), the occurrence of a Change in Control shall have the effect, if any, with respect to any Award as set forth in the Award Agreement or, to the extent not prohibited by the Plan or the Award Agreement, as provided by the Committee.
Section 6

Committee

6.1.   Administration.   The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. The Committee shall be selected by the Board and shall consist
Chubb Limited 2021 Proxy Statement	A-6

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
solely of two or more members of the Board. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. To the extent that the Board, the Committee, or a subcommittee administers the Plan in accordance with this Section 6, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee.
6.2.   Powers of Committee.   The Committee’s administration of the Plan shall be subject to the following:
(a)
Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b)
To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, Switzerland, and Bermuda, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States, Switzerland, and Bermuda.

(c)
The Committee will have full power and express discretionary authority to interpret and administer the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to define terms not otherwise defined herein, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. All powers of the Committee shall be executed in its sole discretion and need not be uniform as applied to similarly situated individuals.

(d)
Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)
In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the Articles of Association, applicable stock exchange requirements, and applicable law.

Without limiting the generality of the foregoing, it is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Code Section 409A or Code Section 457A, the Plan and the Awards comply with the requirements of Code Section 409A or Code Section 457A, as applicable, and that the Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of Code Section 409A or Code Section 457A.
6.3.   Delegation by Committee.   Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
6.4.   Information to be Furnished to the Committee.   The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect by the Committee. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
6.5.   Indemnification.   No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan nor shall the Company or any Subsidiary be liable to any person for any such action or omission, in any case as long as the action or omission was taken or not taken in good faith. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including reasonable legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.
Section 7

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not
A-7	Chubb Limited 2021 Proxy Statement

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(g) shall not be subject to the foregoing limitations of this Section 7; and further provided that the provisions of subsection 2.6 (relating to Option repricing) cannot be amended unless the amendment is approved by the Company’s shareholders. Approval by the Company’s shareholders will be required for any material revision to the terms of the Plan, with the Committee’s determination of “material revision” to take into account the exemptions under the rules of the New York Stock Exchange. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code Section 409A or Code Section 457A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code Section 409A or Code Section 457A to become subject to Code Section 409A or Code Section 457A.
Section 8

Defined Terms

In addition to the other definitions contained herein, the following definitions shall apply:
(a)
2016 Plan.   The term “2016 Plan” means the Chubb Limited 2016 Long-Term Incentive Plan as in effect immediately prior to the Effective Date.

(b)
Affiliates.   For purposes of the Plan, except for purposes of the definition of “Change in Control,” the term “Affiliates” means all persons with whom the Company is considered to be a single employer under Code Section 414(b) and all persons with whom the Company would be considered a single employer under Code Section 414(c).

(c)
Award.   The term “Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Full Value Awards, and Cash Incentive Awards.

(d)
Board.   The term “Board” means the Board of Directors of the Company.

(e)
Change in Control.   The term “Change in Control” shall mean the occurrence of any one of the following events:

(i)
any “person,” as such term is used in Sections 3(a)(9) and 13(d) of the United States Securities Exchange Act of 1934, becomes a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under that act, of fifty percent (50%) or more of the Voting Stock (as defined below) of the Company;

(ii)
the majority of the Board consists of individuals other than “Incumbent Directors,” which term means the members of the Board on the Effective Date; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by three-quarters of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

(iii)
the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

(iv)
all or substantially all of the assets or business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

(v)
the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates (as defined below) of such other company in exchange for stock of such other company).

For the purpose of this definition of “Change in Control,” (I) an “Affiliate” of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified and (II) “Voting Stock” shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
(f)
Code.   The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code. Except as otherwise indicated, references in the Plan to laws and legal rules shall be to United States laws and legal rules.

(g)
Deferred Compensation.   The term “Deferred Compensation” means payments or benefits that would be considered to be provided under a nonqualified deferred compensation plan as that term is defined in Treas. Reg. §1.409A-1.

Chubb Limited 2021 Proxy Statement	A-8

Annex A Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated
(h)
Dollars.   As used in the Plan, the term “dollars” or numbers preceded by the symbol “$” shall mean amounts in United States dollars.

(i)
Eligible Individual.   For purposes of the Plan, the term “Eligible Individual” means any employee of the Company or a Subsidiary, and any consultant, director, or other person providing services to the Company or a Subsidiary; provided, however, that an ISO may only be granted to an employee of the Company or a Subsidiary. An Award may be granted to an employee or other individual providing services, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee or service provider first performs such services.

(j)
Fair Market Value.   Except as otherwise provided by the Committee, the “Fair Market Value” of a share of Stock as of any date shall be the closing market composite price for such Stock as reported for the New York Stock Exchange — Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

(k)
Prior Plan.   The Term “Prior Plan” means the ACE Limited 2004 Long-Term Incentive Plan.

(l)
Subsidiary.   For purposes of the Plan, the term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

(m)
Stock.   The term “Stock” means common shares of stock of the Company.

A-9	Chubb Limited 2021 Proxy Statement

Chubb Limited
Bärengasse 32
CH-8001 Zurich
Switzerland

chubb.com

Chubb. Insured.℠

002CSNB931

CHUBBVOTEUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters - here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 19, 2021 Online Go to www.envisionreports.com/CB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery atwww.envisionreports.com/CB Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. CHUBB LIMITED — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the Common Shares of Chubb Limited that the undersigned is entitled to vote at the Annual General Meeting to be held at 2:45 p.m. Central European Time on May 20, 2021 at the Company’s offices at Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein. If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of Agenda Items 1-12 (including each subpart thereof) and “AGAINST” Agenda Item 13. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote in accordance with the position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 6:00 p.m. Central European Time (12:00 p.m. Eastern Time) on May 19, 2021. A Proposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 - 12 (Including each subpart thereof) and “AGAINST” Agenda Item 13. ForAgainst Abstain 1. Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the yearended December 31, 20202. Allocation of disposable profit and distribution of a dividend from reserves 2.1 Allocation of disposable profit2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)ForAgainst Abstain 3. Discharge of the Board of Directors4. Election of Auditors4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accountingfirm for purposes of U.S. securities law reporting4.3 Election of BDO AG (Zurich) as special audit firmForAgainst Abstain ForAgainst Abstain ForAgainst Abstain ForAgainst Abstain 5.1 - Evan G.Greenberg5.2 - Michael P.Connors5.3 - Michael G.Atieh5.4 - Sheila P.Burke5.5 - MaryCirillo5.6 - Robert J.Hugin5.7 - Robert W.Scully5.8 - Eugene B.Shanks, Jr.5.9 - Theodore E.Shasta5.10 - David H.Sidwell5.11 - OlivierSteimer5.12 - LuisTéllez5.13 - Frances F. Townsend* Please see reverse side for additional proposals and required signature 1UPX03F2RB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CB IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proposals (continued from reverse side)ForAgainst Abstain ForAgainst Abstain 6. Election of Evan G. Greenberg as Chairman of the Board of Directors7. Election of the Compensation Committee of the Board of DirectorsForAgainst AbstainForAgainst Abstain7.1 - Michael P.Connors7.2 - MaryCirillo7.3 - Frances F. Townsend ForAgainst Abstain 8. Election of Homburger AG as independent proxy9. Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated 10. Reduction of share capital11. Approval of the maximum compensation of the Board of Directors and Executive Management11.1 Compensation of the Board of Directors until the next annual general meeting11.2. Compensation of Executive Management for the next calendar year12. Advisory vote to approve executive compensation under U.S. securities law requirements13. Shareholder proposal regarding a report on law enforcement liability insuranceIf a new agenda item or a new proposal for an existing agenda item is put before the meeting, I/wehereby authorize and instruct the independent proxy to vote as follows:In accordance with the position ofthe Board of DirectorsAgainst new itemsand proposalsAbstainB Non-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. //